PROSPECTUS

MAY  1,  2013,

as revised on

July 19, 2013

Van Eck Funds

Unconstrained Emerging Markets Bond Fund

Class A: EMBAX / Class C: EMBCX / Class I: EMBUX / Class Y: EMBYX

These securities have not been approved or disapproved either by the Securities and Exchange Commission (SEC) or by any State Securities Commission. Neither the SEC nor any State Commission has passed upon the accuracy or adequacy of this prospectus. Any claim to the contrary is a criminal offense.

UNCONSTRAINED EMERGING MARKETS BOND FUND (CLASS A, C, I, Y)

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

The Unconstrained Emerging Markets Bond Fund seeks total return, consisting of income and capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for Class A sales charge discounts if you and your family (includes spouse and children under age 21) invest, or agree to invest in the future, at least $25,000, in the aggregate, in Classes A and C of the Van Eck Funds. More information about these and other discounts is available from your financial professional and in the “Shareholder Information” section of the Fund’s prospectus and in the “Availability of Discounts” and “Breakpoint Linkage Rules for Discounts” sections of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees
(fees paid directly from your investment)

	Class A	Class C	Class I	Class Y

Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	5.75%	0.00%	0.00%	0.00%
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the net asset value or purchase price)	0.00%[1]	1.00%	0.00%	0.00%

[1]	A contingent deferred sales charge for Class A shares of 1.00% for one year applies to redemptions of qualified commissionable shares purchased at or above the $1 million breakpoint level.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I	Class Y

Management Fees	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%
Other Expenses[1]	0.62%	1.01%	0.23%	0.94%
Total Annual Fund Operating Expenses	1.67%	2.81%	1.03%	1.74%
Fees/Expenses Waived or Reimbursed[2]	(0.42)%	(0.86)%	(0.08)%	(0.74)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%	1.95%	0.95%	1.00%

[1]	Other expenses are based on estimated amounts for the current fiscal year.

[2]

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.25% for Class A, 1.95% for Class C, 0.95% for Class I, and 1.00% for Class Y of the Fund’s average daily net assets per year until May 1, 2014. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares at the end of these periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions, your costs would be:

	Share Status	1 Year	3 Years

Class A	Sold or Held	$695	$1,033
Class C	Sold	$298	$790
	Held	$198	$790
Class I	Sold or Held	$97	$320
Class Y	Sold or Held	$102	$476

UNCONSTRAINED EMERGING MARKETS BOND FUND (CLASS A, C, I, Y) (continued)

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate that the Fund pays higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 190% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its net assets in emerging market debt securities. An instrument will qualify as an emerging market debt security if it is either (i) issued by an emerging market government, quasi-government or corporate entity (regardless of the currency in which it is denominated) or (ii) denominated in the currency of an emerging market country (regardless of the location of the issuer). The Fund may also invest in non-emerging market debt securities. There is no limit on the amount the Fund may invest in one country or in securities denominated in one currency. The Fund may also invest in debt securities rated below investment grade (“junk bonds”). The Fund is considered to be “non-diversified” which means that it may invest a larger portion of its assets in a single issuer.

The Fund invests in debt issued in emerging market and developed market currencies by governments and government-owned, controlled, or related entities (and their agencies and subdivisions), and by corporations. The Fund may invest in corporate bonds, debentures, notes, commercial paper, time deposits, and certificates of deposit, as well as debt obligations, which may have a call on a common stock or commodity by means of a conversion privilege or attached warrants.

The Fund may also invest in emerging market or developed market currencies. The Fund may use derivative instruments denominated in any currency to enhance return, hedge (or protect) the value of its assets against adverse movements in commodity prices, currency exchange rates, interest rates and movements in the securities markets, manage certain investment risks and/or as a substitute for the purchase or sale of securities, currencies or commodities. The Fund may also use derivative instruments to implement “cross-hedging” strategies, which involve the use of one currency to hedge against the decline in the value of another currency, or to hedge the value of a currency that is embedded in the value of another currency (for example, the value of the Euro that may be embedded in the Polish Zloty). The Fund expects to use forward currency contracts; futures on securities, indices, currencies, commodities, swaps and other investments; options; and interest rate swaps, cross- currency swaps, total return swaps and credit default swaps. The Fund may also invest in credit-linked notes. The notional value of a cash-settled forward currency contract or other derivative instrument on an emerging market currency (or a currency that is embedded in an emerging market currency) or security will be treated as an emerging market debt security for purposes of complying with the Fund’s policy of investing at least 80% of its net assets in emerging market debt securities.

The Adviser has broad discretion to identify countries that it considers to qualify as emerging markets. The Adviser selects emerging market countries and currencies that the Fund will invest in based on the Adviser’s evaluation of economic fundamentals, legal structure, political developments and other specific factors the Adviser believes to be relevant. The Fund’s investment strategy normalizes countries’ economic fundamentals and compares them to the valuations of the relevant asset prices, particularly the relevant currency’s valuation, the relevant currency’s interest rate, and the relevant hard-currency security’s credit spread. The Fund may invest in instruments whose return is based on the return of an emerging market security such as a derivative instrument, rather than investing directly in emerging market securities. While the Fund may purchase securities of any maturity or duration, under normal conditions, the Adviser expects the portfolio’s average duration to range between two and ten years.

The Fund’s holdings may include issues denominated in currencies of emerging countries, investment companies (like country funds) that invest in emerging countries, and American Depositary Receipts, and similar types of investments, representing emerging markets securities.

The Fund may invest up to 20% of its net assets in securities issued by other investment companies (each an “Underlying Fund”), including exchange-traded funds (“ETFs”). The Fund may also invest in money market funds, but these investments are not subject to this limitation. The Fund may invest in ETFs to participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted.

The Adviser may hire and terminate sub-advisers in accordance with the terms of an exemptive order obtained by the Fund and the Adviser from the SEC under which the Adviser is permitted, subject to supervision and approval of the Board of Trustees, to enter into and materially amend sub-advisory agreements without seeking shareholder approval. The Adviser will furnish shareholders of the Fund with information regarding a new sub-adviser within 90 days of the hiring of the new sub-adviser. Currently, the Adviser has not hired a sub-adviser to assist with the portfolio management of the Fund.

PRINCIPAL RISKS

There is no assurance that the Fund will achieve its investment objective. The Fund’s share price and return will fluctuate with changes in the market value of the Fund’s portfolio securities. Accordingly, an investment in the Fund involves the risk of losing money.

Below Investment Grade Securities. Below investment grade securities (sometimes referred to as “junk bonds”) are more speculative than higher-rated securities. These securities have a much greater risk of default and may be more volatile than higher-rated securities of similar maturity. These securities may be less liquid and more difficult to value than higher-rated securities.

Credit. Credit risk is the risk that the issuer or guarantor of a debt security or the counterparty to an over-the-counter contract (including many derivatives) will be unable or unwilling to make timely principal, interest or settlement payments or otherwise honor its obligations. The Fund invests in debt securities that are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the value of the securities.

Currency Management Strategies. Currency management strategies, including the use of forward currency contracts and other derivatives, may substantially change the Fund’s exposure to currencies and currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser anticipates.

Debt Securities. Debt securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

Derivatives. The use of derivatives, such as swap agreements, options, warrants, futures contracts, currency forwards and structured notes, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying currency, security, asset, index or reference rate. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. Also, a liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over the counter instruments may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to counterparty risk.

Emerging Markets Securities. Emerging markets securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade.

Foreign Currency. Investments in global markets or securities that are denominated in foreign currencies give rise to foreign currency exposure. The U.S. dollar value of these investments will vary depending on changes in exchange rates and the performance of the underlying assets.

Foreign Securities. Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.

Hedging. Losses or gains generated by a derivative or other instrument or practice used by the Fund for hedging purposes (including for hedging interest rate risk and credit risk) should be substantially offset by gains or losses on the hedged investment. However, the Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Investments in Other Investment Companies. The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses.

Market. Market risk refers to the risk that the market prices of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. In general, equity securities tend to have greater price volatility than debt securities.

Non-Diversification. A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the

UNCONSTRAINED EMERGING MARKETS BOND FUND (CLASS A, C, I, Y) (continued)

non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

PERFORMANCE

The Fund commenced operations on July 9, 2012. Accordingly, the Fund does not have a full calendar year of performance.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation

Portfolio Manager.
Eric Fine, Portfolio Manager, 2012

PURCHASE AND SALE OF FUND SHARES

In general, shares of the Fund may be purchased or redeemed on any business day, primarily through financial representatives such as brokers or advisers, or directly by eligible investors through the Fund’s transfer agent. Purchase minimums for Classes A, C and Y shares are $1000 for an initial purchase and $100 for a subsequent purchase, with no purchase minimums for any purchase through a retirement or pension plan account, for any “wrap fee” account and similar programs offered without a sales charge by certain financial institutions and third-party recordkeepers and/or administrators, and for any account using the Automatic Investment Plan, or for any other periodic purchase program. Purchase minimums for Class I shares are $1 million for an initial purchase and no minimum for a subsequent purchase; the initial minimum may be reduced or waived at the Fund’s discretion.

TAX INFORMATION

The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account (IRA).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

II. INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION

This section states the Fund’s investment objective and describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective. This section also provides additional information about the principal risks associated with investing in the Fund.

1. INVESTMENT OBJECTIVE

The Unconstrained Emerging Markets Bond Fund seeks total return, consisting of income and capital appreciation.

The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees without shareholder approval. To the extent practicable, the Fund will provide shareholders with 60 days’ prior written notice before changing its investment objective.

2. ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS

BELOW INVESTMENT GRADE SECURITIES

Definition	Debt securities that are below investment grade (e.g., BB or below by S&P) (sometimes referred to as “junk bonds”).
Risk

Below investment grade securities are more speculative than higher-rated securities. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.

CREDIT

Definition	Credit refers to the ability of an issuer, guarantor or counterparty to a contract (including an over-the-counter derivative) to meet its payment obligations.
Risk

Credit risk is the risk that the issuer or guarantor of a debt security or the counterparty to an over-the-counter contract (including many derivatives) will be unable or unwilling to make timely principal, interest or settlement payments or otherwise honor its obligations. The Fund invests in debt securities that are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the value of the securities.

CURRENCY MANAGEMENT STRATEGIES

Definition

The strategy that is generally used in an attempt to reduce the risk and impact of adverse currency movements to protect the value of, or seek to mitigate the currency exposure associated with, an investment (including, for example, mitigating the exposure to the Euro that may be embedded in the Polish Zloty).

Risk

Currency management strategies, including the use of forward currency contracts and cross-hedging, may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. In addition, currency management strategies, to the extent that such strategies reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. There is no assurance that the Adviser’s use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be a perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency or exposed to that currency. Currency markets are generally less regulated than securities markets. Derivatives transactions, especially forward currency contracts, currency-related futures contracts and swap agreements, may involve significant amounts of currency management strategies risk. A fund, like the Fund, that may utilize these types of instruments to a significant extent will be especially subject to currency management strategies risk.

INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

DEBT SECURITIES

Definition

Debt, or fixed-income, securities may include bonds and other forms of debentures or obligations. When an issuer sells debt securities, it sells them for a certain price, and for a certain term. Over the term of the security, the issuer promises to pay the buyer a certain rate of interest, then to repay the principal at maturity. Debt securities are also bought and sold in the “secondary market”—that is, they are traded by people other than their original issuers.

Risk

Debt securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Various factors could affect the issuer’s ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. When the general level of interest rates rise, the value of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares.

DERIVATIVES

Definition

The term “derivatives” covers a broad range of financial instruments, including swap agreements, options, warrants, futures contracts, currency forwards and structured notes, whose values are derived, at least in part, from the value of one or more indicators, such as a security, asset, index or reference rate.

Risk

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying currency, security, asset, index or reference rate, which may be magnified by certain features of the derivatives. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over the counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the counter market are subject to counterparty risk. The use of derivatives also involves the risk of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, index or reference rate.

EMERGING MARKETS SECURITIES

Definition

Securities (i) issued by an emerging market government, quasi-government or corporate entity (regardless of the currency in which it is denominated) or (ii) denominated in the currency of an emerging market country (regardless of the location of the issuer).

Risk

Emerging markets securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. Market risks may include economies that concentrate in only a few industries, securities issued that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

FOREIGN CURRENCY

Definition

Investments in global markets or securities that are denominated in foreign currencies give rise to foreign currency exposure. The U.S. dollar value of these investments will vary depending on changes in exchange rates and the performance of the underlying assets.

Risk

The Fund’s shares are priced (purchased and redeemed) in U.S. dollars and the distributions paid by the Fund are paid in U.S. dollars. However, a substantial portion of the Fund’s assets may be denominated in foreign (non-U.S.) currencies and income received by the Fund from many of its investments may be paid in foreign currencies. Foreign currencies may decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign currencies, securities denominated in foreign currencies, derivatives that provide exposure to foreign currencies, and the Fund’s income available for distribution. The value of foreign currencies, securities denominated in foreign currencies or derivatives that provide exposure to foreign currencies may be adversely affected by currency exchange rates, currency exchange control regulations, foreign withholding taxes, restrictions or prohibitions on the repatriation of foreign currencies, changes in supply and demand in the currency exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, and currency controls or other political and economic developments in the U.S. or abroad. The local emerging market currencies in which the Fund may be invested from time to time may experience substantially greater volatility against the U.S. dollar than the major convertible currencies of developed countries.

The Adviser, may, but is not required to, attempt to mitigate (or “hedge”) the risks associated with currency exposure or fluctuations by entering into forward, futures, options, swap or other contracts to purchase or sell the currency of denomination of any investment held by the Fund or which poses a risk to the Fund and any other currencies held by the Fund. Such contracts may not be available on favorable terms or in all of the currencies in which the Fund may invest from time to time.

In the case of hedging positions, currency risk includes the risk that the currency to which the Fund has obtained exposure declines in value relative to the foreign currency being hedged. In such event, the Fund may realize a loss on the hedging instrument at the same time the Fund is realizing a loss on the currency being hedged. There is no assurance that any such hedging strategies will be available or will be used by the Fund or, if used, that they will be successful.

The Fund may use derivatives to acquire positions in currencies whose value the Adviser expects to correlate with the value of currencies the Fund owns, currencies the Adviser wants the Fund to own, or currencies the Fund is exposed to indirectly or directly through its investments. If the exchange rates of the currencies involved do not move as expected, the Fund could lose money on its holdings of a particular currency and also lose money on the derivative. The Fund may also take overweighted or underweighted currency positions and/or alter the currency exposure of the securities in which it has invested. As a result, its currency exposure may differ (in some cases significantly) from the currency exposure of its security investments.

INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

FOREIGN SECURITIES

Definition	Securities issued by a foreign government, quasi-government or corporate entity, traded in foreign currencies or issued by companies with most of their business interests in foreign countries.
Risk

Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Some of the risks of investing in foreign securities may be reduced when the Fund invests indirectly in foreign securities through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs), and other securities which are traded on larger, recognized exchanges and in stronger, more recognized currencies.

HEDGING

Definition

Hedging is a strategy in which a derivative or other instrument or practice is used to offset the risks associated with other Fund holdings or the risk associated with the Fund temporarily not being fully invested because of significant cash in-flows.

Risk

Losses generated by a derivative or other instrument or practice used by the Fund for hedging purposes (including for hedging interest rate risk and credit risk) should be substantially offset by gains on the hedged investment. However, although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. In addition, the Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged. The Adviser may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s hedges to lose value. There can be no assurance that the Fund’s hedging transactions will be effective.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

Definition

The Fund may invest up to 20% of its net assets in securities issued by other investment companies (excluding money market funds), including open end and closed end funds and ETFs, subject to the limitations under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment in money market funds is not subject to this limitation.

Risk

The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of closed- end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.

MARKET

Definition	An investment in the Fund involves “market risk”—the risk that securities prices will rise or fall.
Risk

Market risk refers to the risk that the market prices of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest or currency rates or a change in investor sentiment. In general, equity securities tend to have greater price volatility than debt securities.

NON-DIVERSIFICATION

Definition

A non-diversified fund may invest a larger portion of its assets in a single issuer. A “diversified” fund is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.

Risk

A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

3. ADDITIONAL INVESTMENT STRATEGIES

INVESTING DEFENSIVELY

Strategy

The Fund may take temporary defensive positions in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. Such a position could have the effect of reducing any benefit the Fund may receive from a market increase.

SECURITIES LENDING

Strategy

The Fund may lend its securities as permitted under the 1940 Act, including by participating in securities lending programs managed by broker-dealers or other institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrowings must be collateralized in full with cash, U.S. government securities or high-quality letters of credit.

The Fund could experience delays and costs in recovering the securities loaned or in gaining access to the securities lending collateral. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral and which is invested is subject to market appreciation and depreciation.

4. OTHER INFORMATION AND POLICIES

CHANGING A FUND’S 80% POLICY

The Fund’s policy of investing “at least 80% of its net assets” (which includes net assets plus any borrowings for investment purposes) may be changed by the Board of Trustees (the “Board”) without a shareholder vote, as long as shareholders are given 60 days notice of the change.

PORTFOLIO HOLDINGS INFORMATION

Generally, it is the Fund’s and Van Eck Associates Corporation’s (the “Adviser”) policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Fund’s portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

Limited portfolio holdings information for the Fund is available to all investors on the Van Eck website at vaneck.com. This information regarding the Fund’s top holdings and country and sector weightings, updated as of each month-end, is located on this website. Generally, this information is posted to the website within 30 days of the end of the applicable month. This information generally remains available on the website until new information is posted. The Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.

PORTFOLIO INVESTMENTS

The percentage limitations relating to the composition of the Fund’s portfolio apply at the time the Fund acquires an investment. A subsequent increase or decrease in percentage resulting from a change in the value of portfolio securities or the total or net assets of the Fund will not be considered a violation of the restriction.

III. SHAREHOLDER INFORMATION

1. HOW TO BUY, SELL, EXCHANGE OR TRANSFER SHARES

The Fund offers Class A, Class C, Class I and Class Y shares. Information related to how to buy, sell, exchange and transfer shares is discussed below. See the “Minimum Purchase” section for information related to initial and subsequent minimum investment amounts. The minimum investment amounts vary by share class.

Through a Financial Intermediary

Primarily, accounts are opened through a financial intermediary (broker, bank, adviser or agent). Please contact your representative for details.

Through the Transfer Agent, DST Systems, Inc. (DST)

You may buy (purchase), sell (redeem), exchange, or transfer ownership of Class A, Class C and Class I shares directly through DST by mail or telephone, as stated below. For Class Y shares, shareholders must open accounts and transact business through a financial intermediary.

The Fund’s mailing address at DST is:

Van Eck Global
P.O. Box 218407
Kansas City, MO 64121-8407

For overnight delivery:

Van Eck Global
210 W. 10th St., 8th Fl.
Kansas City, MO 64105-1802

Non-resident aliens cannot make a direct investment to establish a new account in the Fund, but may invest through their broker or agent and certain foreign financial institutions that have agreements with Van Eck.

To telephone the Fund at DST, call Van Eck’s Account Assistance at 800-544-4653.

Purchase by Mail

To make an initial purchase, complete the Van Eck Account Application and mail it with your check made payable to Van Eck Funds. Subsequent purchases can be made by check with the remittance stub of your account statement. You cannot make a purchase by telephone. We cannot accept third party checks, starter checks, money orders, travelers checks, cashier checks, checks drawn on a foreign bank, or checks not in U.S. dollars. There are separate applications for Van Eck retirement accounts (see “Retirement Plans” for details). For further details, see the application or call Account Assistance.

Telephone Redemption—Proceeds by Check 800-345-8506

If your account has the optional Telephone Redemption Privilege, you can redeem up to $50,000 per day. The redemption check must be payable to the registered owner(s) at the address of record (which cannot have been changed within the past 30 days). You automatically get the Telephone Redemption Privilege (for eligible accounts) unless you specifically refuse it on your Account Application, on broker/agent settlement instructions, or by written notice to DST. All accounts are eligible for the privilege except those registered in street, nominee, or corporate name and custodial accounts held by a financial institution, including Van Eck sponsored retirement plans.

Expedited Redemption—Proceeds by Wire 800-345-8506

If your account has the optional Expedited Redemption Privilege, you can redeem a minimum of $1,000 or more per day by telephone or written request with the proceeds wired to your designated bank account. The Fund reserves the right to waive the minimum amount. This privilege must be established in advance by Application. For further details, see the Application or call Account Assistance.

Written Redemption

Your written redemption (sale) request must include:

■	Fund and account number.

■	Number of shares or dollar amount to be redeemed, or a request to sell “all shares.”

■

Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.

■	Special instructions, including bank wire information or special payee or address.

A signature guarantee for each account holder will be required if:

■	The redemption is for $50,000 or more.

■	The redemption amount is wired.

■	The redemption amount is paid to someone other than the registered owner.

■	The redemption amount is sent to an address other than the address of record.

■	The address of record has been changed within the past 30 days.

Institutions eligible to provide signature guarantees include banks, brokerages, trust companies, and some credit unions.

Telephone Exchange 800-345-8506

If your account has the optional Telephone Exchange Privilege, you can exchange between Funds of the same Class without any additional sales charge. (Shares originally purchased into the Van Eck Money Fund (the “Money Fund”), which paid no sales charge, may pay an initial sales charge the first time they are exchanged into another Class A fund.) Exchanges of Class C shares are exempt from the Class C contingent deferred redemption charge (“CDRC”). The new Class C shares received via the exchange will be charged the CDRC applicable to the original Class C shares upon redemption. All accounts are eligible except for omnibus accounts or those registered in street name and certain custodial retirement accounts held by a financial institution other than Van Eck. For further details regarding exchanges, please see the application, “Limits and Restrictions” and “Unauthorized Telephone Requests” below, or call Account Assistance.

Written Exchange

Written requests for exchange must include:

■	The fund and account number to be exchanged out of.

■	The fund to be exchanged into.

■	Directions to exchange “all shares” or a specific number of shares or dollar amount.

■

Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.

For further details regarding exchanges, please see the applicable information in “Telephone Exchange.”

Certificates

Certificates are not issued for new or existing shares.

Transfer of Ownership

Requests must be in writing and provide the same information and legal documentation necessary to redeem and establish an account, including the social security or tax identification number of the new owner.

Redemption in Kind

The Fund reserves the right to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, the Fund may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

LIMITS AND RESTRICTIONS

Frequent Trading Policy

The Board has adopted policies and procedures reasonably designed to deter frequent trading in shares of the Fund, commonly referred to as “market timing,” because such activities may be disruptive to the management of the Fund’s portfolio and may increase the Fund’s expenses and negatively impact the Fund’s performance. As such, the Fund may reject a purchase or exchange transaction or restrict an account from investing in the Fund for any reason if the Adviser, in its sole discretion, believes that a shareholder is engaging in market timing activities that may be harmful to the Fund. The Fund discourages and does not accommodate frequent trading of shares by its shareholders.

The Fund invests portions of its assets in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because frequent traders may attempt to take advantage of time zone differences between the foreign markets in which the Fund’s portfolio securities trade and the time as of which the Fund’s net asset value is calculated (“time-zone arbitrage”). The Fund’s investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded

SHAREHOLDER INFORMATION (continued)

infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. The Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to potential price arbitrage. However, there is no guarantee that the Fund’s net asset value will immediately reflect changes in market conditions.

The Fund uses a variety of techniques to monitor and detect abusive trading practices, such as monitoring purchases, redemptions and exchanges that meet certain criteria established by the Fund, and making inquiries with respect to such trades. If a transaction is rejected or an account restricted due to suspected market timing, the investor or his or her financial adviser will be notified.

With respect to trades that occur through omnibus accounts at intermediaries, such as broker-dealers and third party administrators, the Fund requires all such intermediaries to agree to cooperate in identifying and restricting market timers in accordance with the Fund’s policies and will periodically request customer trading activity in the omnibus accounts based on certain criteria established by the Fund. There is no assurance that the Fund will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading in omnibus accounts effectively.

Although the Fund will use reasonable efforts to prevent market timing activities in the Fund’s shares, there can be no assurances that these efforts will be successful. As some investors may use various strategies to disguise their trading practices, the Fund’s ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the ability and/or willingness of such intermediaries to monitor for these activities.

For further details, contact Account Assistance.

Unauthorized Telephone Requests

Like most financial organizations, Van Eck, the Fund and DST may only be liable for losses resulting from unauthorized transactions if reasonable procedures designed to verify the caller’s identity and authority to act on the account are not followed.

If you do not want to authorize the Telephone Exchange or Redemption privilege on your eligible account, you must refuse it on the Account Application, broker/agent settlement instructions, or by written notice to DST. Van Eck, the Fund, and DST reserve the right to reject a telephone redemption, exchange, or other request without prior notice either during or after the call. For further details, contact Account Assistance.

AUTOMATIC SERVICES

Automatic Investment Plan

You may authorize DST to periodically withdraw a specified dollar amount from your bank account and buy shares in your Fund account. For further details and to request an Application, contact Account Assistance.

Automatic Exchange Plan

You may authorize DST to periodically exchange a specified dollar amount for your account from one Fund to another Fund. Class C shares are not eligible. For further details and to request an Application, contact Account Assistance.

Automatic Withdrawal Plan

You may authorize DST to periodically withdraw (redeem) a specified dollar amount from your Fund account and mail a check to you for the proceeds. Your Fund account must be valued at $10,000 or more at the current offering price to establish the Plan. Class C shares are not eligible except for automatic withdrawals for the purpose of retirement account distributions. For further details and to request an Application, contact Account Assistance.

MINIMUM PURCHASE

Each class can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services.

For Class A, Class C and Class Y shares, an initial purchase of $1,000 and subsequent purchases of $100 or more are required for non-retirement accounts. There are no purchase minimums for any retirement or pension plan account, for any account using the Automatic Investment Plan, or for any other periodic purchase program. Minimums may be waived for initial and subsequent purchases through “wrap fee” and similar programs offered without a sales charge by certain financial institutions and third-party recordkeepers and/or administrators.

For Class I shares, an initial purchase by an eligible investor of $1 million is required. The minimum initial investment requirement may be waived or aggregated among investors, in the Adviser’s discretion, for investors in certain fee-based, wrap or other no-load investment programs, and for an eligible Employer-Sponsored Retirement Plan with plan assets of

$3 million or more, sponsored by financial intermediaries that have entered into a Class I agreement with Van Eck, as well as for other categories of investors. An “Employer-Sponsored Retirement Plan” includes (a) an employer sponsored pension or profit sharing plan that qualifies (a “Qualified Plan”) under section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), including Code section 401(k), money purchase pension, profit sharing and defined benefit plans; (b) an ERISA-covered 403(b) plan; and (c) certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer-sponsored IRAs. In addition, members of the Boards of Trustees of Van Eck Funds and Van Eck VIP Trust and each officer, director and employee of Van Eck may purchase Class I shares without being subject to the $1 million minimum initial investment requirement. There are no minimum investment requirements for subsequent purchases to existing accounts. To be eligible to purchase Class I shares, you must also qualify as specified in “How to Choose a Class of Shares.”

ACCOUNT VALUE AND REDEMPTION

If the value of your account falls below $1,000 for Class A, Class C and Class Y shares and below $500,000 for Class I shares after the initial purchase, the Fund reserves the right to redeem your shares after 30 days notice to you. This does not apply to accounts exempt from purchase minimums as described above.

HOW FUND SHARES ARE PRICED

The Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus any applicable sales charge. The Fund calculates its NAV every day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time.

You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE. The Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

The Fund’s investments are generally valued based on market quotations which may be based on quotes obtained from a quotation reporting system, established market makers, broker dealers or by an outside independent pricing service. When market quotations are not readily available for a portfolio security, or in the opinion of the Adviser do not reflect the security’s value, the Fund will use the security’s “fair value” as determined in good faith in accordance with the Fund’s Fair Value Pricing Procedures, which have been approved by the Board. As a general principle, the current fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. The Fund’s Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board and for administering the process used to arrive at fair value prices.

Factors that may cause the Fund to use the fair value of a portfolio security to calculate the Fund’s NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or the price is “stale” (e.g., because its price doesn’t change in five consecutive business days), (4) the Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, and the forces influencing the market in which the security is traded.

Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser’s determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV.

Certain of the Fund’s portfolio securities are valued by an outside pricing service approved by the Board. The pricing service may utilize an automated system incorporating a model based on multiple parameters, including a security’s local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in

SHAREHOLDER INFORMATION (continued)

depository receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Fund’s fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

2. HOW TO CHOOSE A CLASS OF SHARES

The Fund offers four classes of shares with different sales charges and 12b-1 fee schedules, designed to provide you with different purchase options according to your investment needs. Class A and Class C shares are offered to the general public and differ in terms of sales charges and ongoing expenses. Shares of the Money Fund are not available for exchange with Class C, Class I or Class Y shares. Class C shares automatically convert to Class A shares eight years after each individual purchase. Class I shares are offered to eligible investors primarily through certain financial intermediaries that have entered into a Class I Agreement with Van Eck. The Fund reserves the right to accept direct investments by eligible investors. Class Y shares are offered only to investors through “wrap fee” and similar programs offered without a sales charge by certain financial intermediaries and third-party recordkeepers and/or administrators that have entered into a Class Y agreement with Van Eck.

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CLASS A Shares are offered at net asset value plus an initial sales charge at time of purchase of up to 5.75% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more. For further information regarding sales charges, breakpoints and other discounts, please see below. The 12b-1 fee is 0.25% annually.

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CLASS C Shares are offered at net asset value with no initial sales charge, but are subject to a contingent deferred redemption charge (“CDRC”) of 1.00% on all redemptions during the first 12 months after purchase. The CDRC may be waived under certain circumstances; please see “Telephone Exchange” and below. The 12b-1 fee is 1.00% annually.

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CLASS I Shares are offered with no sales charges on purchases, no CDRC, and no 12b-1 fee. To be eligible to purchase Class I (Institutional) shares, you must be an eligible investor that is making or has made a minimum initial investment of at least $1 million (which may be reduced or waived under certain circumstances) in Class I shares of the Fund. Eligible investors in Class I shares include corporations, foundations, family offices and other institutional organizations; high net worth individuals; or a bank, trust company or similar institution investing for its own account or for the account of a client when such institution has entered into a Class I agreement with Van Eck and makes Class I shares available to the client’s program or plan.

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CLASS Y Shares are offered with no sales charges on purchases, no CDRC, and no 12b-1 fee. To be eligible to purchase Class Y shares, you must be an eligible investor in a “wrap-fee” or other fee-based program, including an Employer-Sponsored Retirement Plan, offered through a financial intermediary that has entered into a Class Y Agreement with Van Eck, and makes Class Y shares available to that program or plan. An “Employer-Sponsored Retirement Plan” includes (a) an employer sponsored pension or profit sharing plan that qualifies (a “Qualified Plan”) under section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), including Code section 401(k), money purchase pension, profit sharing and defined benefit plans; (b) an ERISA-covered 403(b) plan; and (c) certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer-sponsored IRAs.

Financial intermediaries may offer their clients more than one class of shares of the Fund. Shareholders who own shares of one class of a Fund and who are eligible to invest in another class of the same Fund may be eligible to convert their shares from one class to the other. For additional information, please contact your financial intermediary or see "Class Conversions" in the SAI. Investors should consider carefully the Fund’s share class expenses and applicable sales charges and fees plus any separate transaction and other fees charged by such intermediaries in connection with investing in each available share class before selecting a share class. It is the responsibility of the financial intermediary and the investor to choose the proper share class and notify DST or Van Eck of that share class at the time of each purchase. More information regarding share class eligibility is available in the “How to Buy, Sell, Exchange, or Transfer Shares” section of the prospectus and in “Purchase of Shares” in the SAI.

3. SALES CHARGES

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Fund is the net asset value (NAV) of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A or Class C shares are issued to you pursuant to the automatic investment of income dividends or capital gains distribution. It is the responsibility of the financial intermediary to ensure that the investor obtains the proper “breakpoint” discount. Class C, Class I and Class Y do not have an initial sales charge; however, Class A does charge a contingent deferred sales charge and Class C does charge a contingent deferred redemption charge as set forth below.

Class A Shares Sales Charges
Dollar Amount of Purchase	Sales Charge as a Percentage of		Percentage to Brokers or Agents[1]
	Offering Price	Net Amount Invested

Less than $25,000	5.75%	6.10%	5.00%
$25,000 to less than $50,000	5.00%	5.30%	4.25%
$50,000 to less than $100,000	4.50%	4.70%	3.90%
$100,000 to less than $250,000	3.00%	3.10%	2.60%
$250,000 to less than $500,000	2.50%	2.60%	2.20%
$500,000 to less than $1,000,000	2.00%	2.00%	1.75%
$1,000,000 and over	None[2]

[1]	Brokers or Agents who receive substantially all of the sales charge for shares they sell may be deemed to be statutory underwriters.

[2]

The Distributor may pay a Finder’s Fee of 1.00% to eligible brokers and agents on qualified commissionable shares purchased at or above the $1 million breakpoint level. Such shares may be subject to a 1.00% contingent deferred sales charge if redeemed within one year from the date of purchase. For additional information, see “Contingent Deferred Sales Charge for Class A Shares” below or contact the Distributor or your financial intermediary.

Class C Shares Sales Charges
Year Since Purchase	Contingent Deferred Redemption Charge (CDRC)†

First	1.00% of the lesser of NAV or purchase price
Second and thereafter	None

Class C Broker/Agent Compensation: 1.00% (0.75 of 1.00% distribution fee and 0.25 of 1.00% service fee) of the amount purchased at time of investment.

†	Shares will be redeemed in the following order: (1) shares not subject to the CDRC (dividend reinvestment, etc.), (2) first in, first out.

CONTINGENT DEFERRED SALES CHARGE FOR CLASS A SHARES

Class A shares purchased at or above the $1 million breakpoint in accordance with the sales load schedule identified above (referred to as “commissionable” shares) that are redeemed within one year of purchase will be subject to a contingent deferred sales charge (“CDSC”) in the amount of 1.00% of the lesser of the current value of the shares redeemed or the original purchase price of such shares. The CDSC will be paid to the Distributor as reimbursement for any Finder’s Fee previously paid by the Distributor to an eligible broker or agent at the time the commissionable shares were purchased and may be waived by the Distributor if the original purchase did not result in the payment of a Finder’s Fee. For purposes of calculating the CDSC, shares will be redeemed in the following order: (1) first shares that are not subject to the CDSC (e.g., dividend reinvestment shares and other non-commissionable shares) and (2) then other shares on a first in, first out basis. A CDSC will not be charged in connection with an exchange of Class A shares into Class A shares (including the Money Fund) of another Van Eck Fund; however, the shares received upon an exchange will be subject to the CDSC if they are subsequently redeemed within one year of the date of the original purchase (subject to the same terms and conditions described above). For further details regarding eligibility for the $1 million breakpoint, please see Section 3. “Sales Charges—Reduced or Waived Sales Charges” below.

REDUCED OR WAIVED SALES CHARGES

You may qualify for a reduced or waived sales charge as stated below, or under other appropriate circumstances. You (or your broker or agent) must notify DST or Van Eck at the time of each purchase or redemption whenever a reduced or

SHAREHOLDER INFORMATION (continued)

waived sales charge is applicable. The term “purchase” refers to a single purchase by an individual (including spouse and children under age 21), corporation, partnership, trustee, or other fiduciary for a single trust, estate, or fiduciary account. For further details, see the SAI. The value of shares owned by an individual in Class A and Class C of each of the Van Eck Funds may be combined for a reduced sales charge in Class A shares only. (The Money Fund cannot be combined for a reduced sales charge in Class A shares.)

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it will be necessary at the time of purchase for you to inform your broker or agent (or DST or Van Eck), of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums.

The Fund makes available information regarding applicable sales loads, breakpoint discounts, reduced or waived sales charges and eligibility minimums, on their website at vaneck.com, free of charge.

FOR CLASS A SHARES

Right of Accumulation

When you buy shares, the amount you purchase will be combined with the value, at current offering price, of any existing Fund shares you own. This total will determine the sales charge level for which you qualify.

Combined Purchases

The combined amounts of your multiple purchases in the Fund on a single day determines the sales charge level for which you qualify.

Letter of Intent

If you plan to make purchases in the Fund within a 13 month period that total an amount equal to a reduced sales charge level, you can establish a Letter of Intent (LOI) for that amount. Under the LOI, your initial and subsequent purchases during that period receive the sales charge level applicable to that total amount. For escrow provisions and details, see the Application and the SAI.

Persons Affiliated with Van Eck

Trustees, officers, and full-time employees (and their families) of the Fund, Adviser or Distributor may buy without a sales charge. Also, employees (and their spouses and children under age 21) of a brokerage firm or bank that has a selling agreement with Van Eck, and other affiliates and agents, may buy without a sales charge.

Load-waived Programs Through Financial Intermediaries

Financial intermediaries may offer shares without a sales charge if they: (i) are compensated by their clients on a fee-only basis, including but not limited to Investment Advisors, Financial Planners, and Bank Trust Departments; or (ii) have entered into an agreement with Van Eck to offer Class A shares at net asset value through a no- load network or platform, or through a self-directed investment brokerage account program that may or may not charge a transaction fee to its clients.

Foreign Financial Institutions

Certain foreign financial institutions that have international selling agreements with Van Eck may buy shares with a reduced or waived sales charge for their omnibus accounts on behalf of foreign investors. Shareholders who purchase shares through a foreign financial institution at a fixed breakpoint may pay a greater or lesser sales charge than if they purchased directly through a U.S. dealer.

Institutional Retirement Programs

Certain financial institutions and third-party recordkeepers and/or administrators who have agreements with Van Eck to offer Class A shares at net asset value may buy shares without a sales charge for their accounts on behalf of investors in retirement plans and deferred compensation plans.

Buy-back Privilege

You have the right, once a year, to reinvest proceeds of a redemption from Class A shares of the Fund into the Fund or Class A shares of another Fund within 30 days without a sales charge (excluding the Money Fund). If you invest into the same Fund within 30 days before or after you redeem your shares at a loss, the “wash sale” rules apply to disallow for tax purposes a loss realized upon redemption.

FOR CLASS C SHARES

Death or Disability

The CDRC may be waived upon (1) death or (2) disability as defined by the Internal Revenue Code.

Certain Retirement Distributions

The CDRC may be waived for lump sum or other distributions from IRA, Qualified (Pension and Profit Sharing) Plans, and 403(b) accounts following retirement or at age 70 1/2. It is also waived for distributions from qualified pension or profit sharing plans after employment termination after age 55. In addition, it is waived for shares redeemed as a tax-free return of an excess contribution.

Automatic Conversion Feature

After eight years, Class C shares of the Fund will convert automatically to Class A shares of the Fund with no initial sales charge. The eight-year period runs from the last day of the month in which the shares were purchased, or in the case of Class C shares acquired through an exchange, from the last day of the month in which the original Class C shares were purchased. Class C shares held for eight years are converted to Class A shares on the fifth calendar day of the month following their eight-year anniversary (or the next business day thereafter if the fifth is a non-business day).

FOR CLASS I AND CLASS Y SHARES

No initial sales charge, or CDRC fee is imposed on Class I or Class Y shares. Class I and Class Y are no-load share classes.

4. HOUSEHOLDING OF REPORTS AND PROSPECTUSES

If more than one member of your household is a shareholder of any of the funds in the Van Eck Family of Funds, regulations allow us, subject to certain requirements, to deliver single copies of your shareholder reports, prospectuses and prospectus supplements to a shared address for multiple shareholders. For example, a husband and wife with separate accounts in the same fund who have the same shared address generally receive two separate envelopes containing the same report or prospectus. Under the system, known as “householding,” only one envelope containing one copy of the same report or prospectus will be mailed to the shared address for the household. You may benefit from this system in two ways, a reduction in mail you receive and a reduction in fund expenses due to lower fund printing and mailing costs. However, if you prefer to continue to receive separate shareholder reports and prospectuses for each shareholder living in your household now or at any time in the future, please call Account Assistance at 800-544-4653.

5. RETIREMENT PLANS

Fund shares may be invested in tax-advantaged retirement plans sponsored by Van Eck or other financial organizations. Retirement plans sponsored by Van Eck use State Street Bank and Trust Company as custodian and must receive investments directly by check or wire using the appropriate Van Eck retirement plan application. Confirmed trades through a broker or agent cannot be accepted. To obtain applications and helpful information on Van Eck retirement plans, contact your broker or agent or Account Assistance.

Retirement Plans Sponsored by Van Eck:

Traditional IRA

Roth IRA

SEP IRA

Qualified (Pension and Profit Sharing) Plans

6. FEDERAL INCOME TAXES

TAXATION OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS YOU RECEIVE

For tax-reportable accounts, dividends and capital gains distributions are normally taxable even if they are reinvested. Other dividends and short-term capital gains are taxed as ordinary income. Long-term capital gains are taxed at long-term capital gain rates. Tax laws and regulations are subject to change.

TAXATION OF SHARES YOU SELL

For tax-reportable accounts, when you redeem your shares you may incur a capital gain or loss on the proceeds. The amount of gain or loss, if any, is the difference between the amount you paid for your shares (including reinvested

SHAREHOLDER INFORMATION (continued)

dividends and capital gains distributions) and the amount you receive from your redemption. Be sure to keep your regular statements; they contain the information necessary to calculate the capital gain or loss. An exchange of shares from one Fund to another will be treated as a sale and purchase of Fund shares. It is therefore a taxable event.

COST BASIS REPORTING

As required by law, for shares purchased on and after January 1, 2012 in accounts eligible for 1099-B tax reporting by Van Eck Funds for which tax basis information is available (“covered shares”), the Van Eck Funds will provide cost basis information to you and the Internal Revenue Service (“IRS”) for shares using the IRS Tax Form 1099-B. Generally, cost basis is the dollar amount paid to purchase shares, including purchases of shares made by reinvestment of dividends and capital gains distributions, adjusted for various items, such as sales charges and transaction fees, wash sales, and returns of capital.

The cost basis of your shares will be calculated using the Fund’s default cost basis method of Average Cost, and the Fund will deplete your oldest shares first, unless you instruct the Fund to use a different cost basis method. You may elect the cost basis method that best fits your specific tax situation using Van Eck’s Cost Basis Election Form. It is important that any such election be received in writing from you by the Van Eck Funds before you redeem any covered shares since the cost basis in effect at the time of redemption, as required by law, will be reported to you and the IRS. Particularly, any election or revocation of the Average Cost method must be received in writing by the Van Eck Funds before you redeem covered shares. The Van Eck Funds will process any of your future redemptions by depleting your oldest shares first (FIFO). If you elect a cost basis method other than Average Cost, the method you chose will not be utilized until shares held prior to January 1, 2012 are liquidated. Cost basis reporting for non-covered shares will be calculated and reported separately from covered shares. You should carefully review the cost basis information provided by the Fund and make any additional cost basis, holding period, or other adjustments that are required when reporting these amounts on your federal, state, and local income tax returns. For tax advice specific to your situation, please contact your tax advisor and visit the IRS website at IRS.gov. The Van Eck Funds cannot and do not provide any advice, including tax advice.

To obtain Van Eck’s Cost Basis Election Form and to learn more about the cost basis elections offered by the Van Eck Funds, please go to our website at vaneck.com or call Van Eck Account Services at 800-544-4653.

NON-RESIDENT ALIENS

Dividends and short-term capital gains, if any, paid to non-resident aliens generally are subject to the maximum withholding tax (or lower tax treaty rates for certain countries). The IRS considers these dividends U.S. source income. Currently, the Fund is not required to withhold tax from distributions of long-term capital gains or redemption proceeds if non-resident alien status is properly certified.

7. DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The Fund makes distributions of net investment income monthly. The Fund generally makes distributions of any related net capital gains at least annually in December. See your tax adviser for details. Occasionally, a dividend and/or capital gain distribution may be made outside of the normal schedule.

Dividends and Capital Gains Distribution Schedule
Fund	Dividends	Distribution of Short-Term and Long-Term Capital Gains

Unconstrained Emerging Markets Bond Fund	Monthly	December

Dividends and Capital Gains Distributions Reinvestment Plan

Dividends and/or distributions are automatically reinvested into your account without a sales charge, unless you elect a cash payment. You may elect cash payment either on your original Account Application, or by calling Account Assistance at 800-544-4653.

Divmove

You can have your cash dividends from a Class A Fund automatically invested in Class A shares of another Van Eck Fund. Cash dividends are invested on the payable date, without a sales charge. For details and an Application, call Account Assistance.

8. MANAGEMENT OF THE FUND

SHAREHOLDER INFORMATION (continued)

INFORMATION ABOUT FUND MANAGEMENT

INVESTMENT ADVISER

Van Eck Associates Corporation (the “Adviser”), 335 Madison Avenue, New York, New York 10017 has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts.

John C. van Eck and members of his immediate family own 100% of the voting stock of the Adviser. As of December 31, 2012, the Adviser’s assets under management were approximately $36.6 billion.

Fees paid to the Adviser: Pursuant to the advisory agreement between the Adviser and the Trust (the “Advisory Agreement”), the Fund pays the Adviser a monthly fee at the annual rate of: (i) 0.80% of the first $1.5 billion of average daily net assets of the Fund and (ii) 0.75% of average daily net assets in excess of $1.5 billion. This includes the fee paid to the Adviser for accounting and administrative services.

The Adviser has agreed to waive fees and/or pay expenses for the Fund to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.25% for Class A, 1.95% for Class C, 0.95% for Class I, and 1.00% for Class Y of the Fund’s average daily net assets per year until May 1, 2014. During such time, the expense limitation is expected to continue until the Board acts to discontinue all or a portion of such expense limitation.

The Adviser also has agreed to waive fees and/or pay expenses for the Fund to the extent necessary to prevent the operating expenses of the Fund’s Class Y shares from exceeding the operating expenses of the Fund’s Class A shares.

For the Fund’s most recent fiscal year, the advisory fee paid to the Adviser was as follows:

Van Eck Funds	As a % of average daily net assets

Unconstrained Emerging Markets Bond Fund	0.80%

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2012.

PORTFOLIO MANAGER

UNCONSTRAINED EMERGING MARKETS BOND FUND

Portfolio Manager

The Fund’s portfolio manager is responsible for the day-to-day portfolio management of the Fund.

Eric Fine. Mr. Fine is the portfolio manager of the Fund and is a managing director at Van Eck Global. He has been with the Adviser since 2009. Prior to joining the Adviser, Mr. Fine conducted business in emerging markets for 17 years, including 14 years at Morgan Stanley where he ran the Global Emerging Markets Research Group and founded and managed the Emerging Markets Proprietary Trading Group. Mr. Fine also started and led Morgan Stanley’s Europe/Middle East/Africa Strategy and Economics Research Group and helped start the firm’s emerging markets business in London. Mr. Fine received his undergraduate degree from Duke University in 1987 and his graduate degree from Harvard University in 1989.

The SAI provides additional information about the above Portfolio Manager, his compensation, other accounts he manages, and his securities ownership in the Fund.

PLAN OF DISTRIBUTION (12b-1 PLAN)

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act that allows the Fund to pay distribution fees for the sale and distribution of its shares. Of the amounts expended under the plan for the fiscal year ended December 31, 2012 for all Van Eck Funds, approximately 86% was paid to Brokers and Agents who sold shares or serviced accounts of Fund shareholders. The remaining 14% was retained by the Distributor to pay expenses such as printing and mailing prospectuses and sales material. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class I and Class Y shares do not have 12b-1 fees. For a complete description of the Plan of Distribution, please see “Plan of Distribution (12B-1 PLAN)” in the SAI.

Van Eck Funds Annual 12b-1 Schedule	Fee to Fund	Payment to Dealer

Unconstrained Emerging Markets Bond Fund-A	0.25%	0.25%
Unconstrained Emerging Markets Bond Fund-C	1.00%	1.00	%*

*	Class C payment to brokers or agents begins to accrue after the 12th month following the purchase trade date. Each purchase must age that long or there is no payment. Shares purchased due to the automatic reinvestment of dividends and capital gains distributions do not age and begin accruing 12b-1 fees immediately.

THE TRUST

For more information on the Van Eck Funds (the “Trust”), the Trustees and the Officers of the Trust, see “General Information,” “Description of the Trust” and “Trustees and Officers” in the SAI.

EXPENSES

The Fund bears all expenses of its operations other than those incurred by the Adviser or its affiliate under the Advisory Agreement with the Trust. For a more complete description of Fund expenses, please see the SAI.

THE DISTRIBUTOR

Van Eck Securities Corporation, 335 Madison Avenue, New York, NY 10017 (the “Distributor”), a wholly owned subsidiary of the Adviser, has entered into a Distribution Agreement with the Trust.

The Distributor generally sells and markets shares of the Fund through intermediaries, such as broker-dealers. The intermediaries selling the Fund’s shares are compensated from sales charges and from 12b-1 fees and/or shareholder services fees paid directly and indirectly by the Fund.

In addition, the Distributor may pay certain intermediaries, out of its own resources and not as an expense of the Fund, additional cash or non-cash compensation as an incentive to intermediaries to promote and sell shares of the Fund and other mutual funds distributed by the Distributor. These payments are commonly known as “revenue sharing”. The benefits that the Distributor may receive when it makes these payments include, among other things, placing the Fund on the intermediary’s sales system and/or preferred or recommended fund list, offering the Fund through the intermediary’s advisory or other specialized programs, and/or access (in some cases on a preferential basis over other competitors) to individual members of the intermediary’s sales force. Such payments may also be used to compensate intermediaries for a variety of administrative and shareholders services relating to investments by their customers in the Fund.

The fees paid by the Distributor to intermediaries may be calculated based on the gross sales price of shares sold by an intermediary, the net asset value of shares held by the customers of the intermediary, or otherwise. These fees, may, but are not normally expected to, exceed in the aggregate 0.50% of the average net assets of the funds attributable to a particular intermediary on an annual basis.

The Distributor may also provide intermediaries with additional cash and non-cash compensation, which may include financial assistance to intermediaries in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns, technical and systems support, attendance at sales meetings and reimbursement of ticket charges. In some instances, these incentives may be made available only to intermediaries whose representatives have sold or may sell a significant number of shares.

Intermediaries may receive different payments, based on a number of factors including, but not limited to, reputation in the industry, sales and asset retention rates, target markets, and customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Financial intermediaries that sell the Fund shares may also act as a broker or dealer in connection with execution of transactions for the Fund’s portfolios. The Fund and the Adviser have adopted procedures to ensure that the sales of the Fund’s shares by an intermediary will not affect the selection of brokers for execution of portfolio transactions.

Not all intermediaries are paid the same to sell mutual funds. Differences in compensation to intermediaries may create a financial interest for an intermediary to sell shares of a particular mutual fund, or the mutual funds of a particular family of mutual funds. Before purchasing shares of the Fund, you should ask your intermediary or its representative about the compensation in connection with the purchase of such shares, including any revenue sharing payments it receives from the Distributor.

IV. FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the Fund’s financial performance since the commencement of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements are included in the Fund’s annual report, which is available upon request.

UNCONSTRAINED EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Class A
	For the Period Ended December 31, 2012 (a)
Net asset value, beginning of period	$8.88

Income from investment operations:
Net investment income	0.25
Net realized and unrealized gain on investments	0.73

Total from investment operations	0.98

Less dividends and distributions from:
Net investment income	(0.24)
Net realized gains	(0.08)

Total dividends and distributions	(0.32)

Net asset value, end of period	$9.54

Total return (b)	11.06	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$3,602
Ratio of gross expenses to average net assets	1.67	%(d)
Ratio of net expenses to average net assets	1.25	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	1.25	%(d)
Ratio of net investment income to average net assets	5.88	%(d)
Portfolio turnover rate	190	%(c)

	Class C
	For the Period Ended December 31, 2012 (a)
Net asset value, beginning of period	$8.88

Income from investment operations:
Net investment income	0.37
Net realized and unrealized gain on investments	0.57

Total from investment operations	0.94

Less dividends and distributions from:
Net investment income	(0.24)
Net realized gains	(0.08)

Total dividends and distributions	(0.32)

Net asset value, end of period	$9.50

Total return (b)	10.61	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$533
Ratio of gross expenses to average net assets	2.81	%(d)
Ratio of net expenses to average net assets	1.95	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	1.95	%(d)
Ratio of net investment income to average net assets	4.80	%(d)
Portfolio turnover rate	190	%(c)

(a)	For the period July 9, 2012 (commencement of operations) through December 31, 2012.

(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/ distributions or the redemption of Fund shares.

(c)	Not annualized

(d)	Annualized

UNCONSTRAINED EMERGING MARKETS BOND FUND (continued)

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding throughout each period:

	Class I
	For the Period Ended December 31, 2012 (a)
Net asset value, beginning of period	$8.88

Income from investment operations:
Net investment income	0.23
Net realized and unrealized gain on investments	0.75

Total from investment operations	0.98

Less dividends and distributions from:
Net investment income	(0.24)
Net realized gains	(0.08)

Total dividends and distributions	(0.32)

Net asset value, end of period	$9.54

Total return (b)	11.06	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$91,197
Ratio of gross expenses to average net assets	1.03	%(d)
Ratio of net expenses to average net assets	0.95	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.95	%(d)
Ratio of net investment income to average net assets	6.67	%(d)
Portfolio turnover rate	190	%(c)

	Class Y
	For the Period Ended December 31, 2012 (a)
Net asset value, beginning of period	$8.88

Income from investment operations:
Net investment income	0.43
Net realized and unrealized gain on investments	0.55

Total from investment operations	0.98

Less dividends and distributions from:
Net investment income	(0.24)
Net realized gains	(0.08)

Total dividends and distributions	(0.32)

Net asset value, end of period	$9.54

Total return (b)	11.06	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$855
Ratio of gross expenses to average net assets	1.74	%(d)
Ratio of net expenses to average net assets	1.00	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	1.00	%(d)
Ratio of net investment income to average net assets	5.78	%(d)
Portfolio turnover rate	190	%(c)

(a)	For the period July 9, 2012 (commencement of operations) through December 31, 2012.

(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/ distributions or the redemption of Fund shares.

(c)	Not annualized

(d)	Annualized

For more detailed information, see the Statement of Additional Information (SAI), which is legally a part of and is incorporated by reference into this prospectus.

Additional information about the investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

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Call Van Eck at 800.826.1115, or visit the Van Eck website at vaneck.com to request, free of charge, the annual or semi-annual report, the SAI, information regarding applicable sales loads, breakpoint discounts, reduced or waived sales charges and eligibility minimums, or other information about the Fund.

■

Information about the Fund (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 202.551.8090.

■

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Transfer Agent:
DST Systems, Inc.
P.O. Box 218407
Kansas City, Missouri 64121-8407

800.544.4653
vaneck.com

SEC REGISTRATION NUMBER: 811-04297	EMBPRO

VAN ECK FUNDS
STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2013, as revised on May 22, 2013 and July 19, 2013

EMERGING MARKETS FUND
CLASS A : GBFAX / CLASS C: EMRCX / CLASS I: EMRIX / CLASS Y: EMRYX

GLOBAL HARD ASSETS FUND
CLASS A : GHAAX / CLASS C: GHACX / CLASS I: GHAIX / CLASS Y: GHAYX

INTERNATIONAL INVESTORS GOLD FUND
CLASS A : INIVX / CLASS C: IIGCX / CLASS I: INIIX / CLASS Y: INIYX

UNCONSTRAINED EMERGING MARKETS BOND FUND
CLASS A: EMBAX / CLASS C: EMBCX / CLASS I: EMBUX / CLASS Y: EMBYX

This statement of additional information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectuses dated May 1, 2013, as revised (each a “Prospectus”) for Van Eck Funds (the “Trust”), relating to Emerging Markets Fund, Global Hard Assets Fund, International Investors Gold Fund and Unconstrained Emerging Markets Bond Fund (each a “Fund” and, together, the “Funds”), as each may be revised from time to time. The audited financial statements of the Funds for the fiscal year ended December 31, 2012, are hereby incorporated by reference from the Funds’ Annual Report to shareholders. A copy of the Prospectuses and Annual and Semi-Annual Reports for the Trust, relating to the Funds, may be obtained without charge by visiting the Van Eck website at vaneck.com, by calling toll-free 1.800.826.1115 or by writing to the Trust or Van Eck Securities Corporation, the Funds’ distributor (the “Distributor”). The Trust’s and the Distributor’s address is 335 Madison Avenue, 19th Floor, New York, New York 10017. Capitalized terms used herein that are not defined have the same meaning as in the Prospectuses, unless otherwise noted.

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2013, as revised on May 22, 2013 and July 19, 2013

GENERAL INFORMATION

The Trust is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on April 3, 1985.

The Trust currently consists of seven separate series: each Fund and Multi-Manager Alternatives Fund, all of which offer Class A, Class C, Class I and Class Y shares; CM Commodity Index Fund, which offers Class A, Class I and Class Y shares; and Long/Flat Commodity Index Fund which has registered Class A, Class I and Class Y shares, but has not commenced operations as of the date of this SAI.

This SAI only pertains to the Funds. Shares of the other series of the Trust are offered in separate prospectuses and statements of additional information. The Board of Trustees of the Trust (the “Board”) has authority, without the necessity of a shareholder vote, to create additional series or funds, each of which may issue separate classes of shares.

International Investors Gold Fund was formerly incorporated under the laws of the state of Delaware under the name of International Investors Incorporated. International Investors Incorporated was reorganized as a series of the Trust on April 30, 1991. International Investors Incorporated had been in continuous existence since 1955, and had been concentrating in gold mining shares since 1968.

On October 31, 2003, Emerging Markets Fund engaged in a reorganization with the Asia Dynasty Fund series of the Trust (the “Reorganization”). In the Reorganization, Asia Dynasty Fund transferred substantially all of its assets to Emerging Markets Fund in exchange for shares of Emerging Markets Fund which assumed all stated liabilities of Asia Dynasty Fund. Class A shares of Asia Dynasty were exchanged for Class A shares of Emerging Markets Fund and Class B shares of Asia Dynasty were exchanged for Class C shares of Emerging Markets Fund.

Emerging Markets Fund was formerly known as the Global Leaders Fund. Although the Fund has been in existence since December 20, 1993, prior to December 18, 2002, it operated with a substantially different investment strategy.

The Funds are classified as non-diversified funds under the Investment Company Act of 1940, as amended (the “1940 Act”). Van Eck Associates Corporation (the “Adviser”) serves as investment adviser to the Funds.

INVESTMENT POLICIES AND RISKS

The following is additional information regarding the investment policies and strategies used by the Funds in attempting to achieve their respective objectives, and should be read with the sections of the Funds’ Prospectuses titled “Fund summary information - Principal Investment Strategies”, “Fund summary information - Principal Risks” and “Investment objectives, strategies, policies, risks and other information”.

Appendix B to this SAI contains an explanation of the rating categories of Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”) relating to the fixed-income securities and preferred stocks in which the Funds may invest.

ASSET-BACKED SECURITIES

The Funds may invest in asset-backed securities. Asset-backed securities, directly or indirectly, represent interests in, or are secured by and payable from, pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

Asset-backed securities are subject to certain risks. These risks generally arise out of the security interest in the assets collateralizing the security. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts and thereby reducing the amounts due.

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BELOW INVESTMENT GRADE SECURITIES

Investments in securities rated below investment grade that are eligible for purchase by a Fund are described as “speculative” by Moody’s, S&P and Fitch, Inc. Investment in lower rated corporate debt securities (“high yield securities” or “junk bonds”) generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

These high yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a Fund by investing in such securities may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

BORROWING; LEVERAGE

Borrowing to invest more is called “leverage.” A Fund may borrow from banks provided that the amount of borrowing is no more than one third of the net assets of the Fund plus the amount of the borrowings. A Fund is required to be able to restore borrowing to its permitted level within three days, if it should increase to more than one-third as stated above. Methods that may be used to restore borrowings in this context include selling securities, even if the sale hurts a Fund’s investment performance. Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money. Borrowing also costs money, including fees and interest. The Funds expect to borrow only through negotiated loan agreements with commercial banks or other institutional lenders.

COLLATERALIZED MORTGAGE OBLIGATIONS

The Funds may invest in collateralized mortgage obligations (“CMOs”). CMOs are fixed-income securities which are collateralized by pools of mortgage loans or mortgage-related securities created by commercial banks, savings and loan institutions, private mortgage insurance companies and mortgage bankers. In effect, CMOs “pass through” the monthly payments made by individual borrowers on their mortgage loans. Prepayments of the mortgages included in the mortgage pool may influence the yield of the CMO. In addition, prepayments usually increase when interest rates are decreasing, thereby decreasing the life of the pool. As a result, reinvestment of prepayments may be at a lower rate than that on the original CMO. There are different classes of CMOs, and certain classes have priority over others with respect to prepayment of the mortgages. Timely payment of interest and principal (but not the market value) of these pools is supported by various forms of insurance or guarantees. The Funds may buy CMOs without insurance or guarantees if, in the opinion of the Adviser, the pooler is creditworthy or if rated A or better by S&P or Moody’s. S&P and Moody’s assign the same rating classifications to CMOs as they do to bonds. In the event that any CMOs are determined to be investment companies, the Funds will be subject to certain limitations under the 1940 Act.

COMMERCIAL PAPER

The Funds may invest in commercial paper that is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The

5

Funds will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Funds to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Funds will purchase such commercial paper for hedging purposes only, not for speculation.

For hedging purposes only, the Funds may invest in commercial paper with the principal amount indexed to the difference, up or down, in value between two foreign currencies. The Funds segregate asset accounts with an equivalent amount of cash, U.S. government securities or other highly liquid securities equal in value to this commercial paper. Principal may be lost, but the potential for gains in principal and interest may help the Funds cushion against the potential decline of the U.S. dollar value of foreign-denominated investments. At the same time, this commercial paper may provide an attractive money market rate of return.

CONVERTIBLE SECURITIES

The Funds may invest in securities that are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The value of a convertible security is a function of its “investment value” (its value as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security’s value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Funds at varying price levels above their investment values and/or their conversion values in keeping with the Funds’ objective.

CREDIT

Credit risk is the risk that the issuer or guarantor of a debt security or the counterparty to an over-the-counter contract (including many derivatives) will be unable or unwilling to make timely principal, interest or settlement payments or otherwise honor its obligations. The Fund invests in debt securities that are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the value of the securities. A Fund may enter into financial transactions that involve a limited number of counterparties, which may increase the Fund’s exposure to credit risk. The Fund does not specifically limit its credit risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

CURRENCY MANAGEMENT STRATEGIES

Currency management strategies are generally used in an attempt to reduce the risk and impact adverse currency movements to protect the value of, or seek to mitigate the currency exposure associated with, an investment (including, for example, mitigating the exposure to the Euro that may be embedded in the Polish Zloty). Currency management strategies, including forward currency contracts and cross-hedging, may substantially change a Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. In addition, currency management strategies, to the extent that such strategies reduce a Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. There is no assurance that the Adviser’s use of currency management strategies will benefit a Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be a perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency or exposed to that currency. Currency markets are generally less regulated than securities markets. Derivatives transactions, especially forward currency contracts, currency- related futures contracts and swap agreements, may involve significant amounts of currency management strategies risk. The Unconstrained Emerging Markets Bond Fund may utilize these types of instruments to a significant extent will be especially subject to currency management strategies risk.

6

DEBT SECURITIES

The Funds may invest in debt securities. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer and the value of a hard asset if linked to the value of a hard asset. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. A description of debt securities ratings is contained in Appendix B to the SAI. High grade means a rating of A or better by Moody’s or S&P, or of comparable quality in the judgment of the Adviser or if no rating has been given by either service. Many securities of foreign issuers are not rated by these services. Therefore, the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in a Fund’s net asset value. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. For example, higher yields are generally available from securities in the lower rating categories of S&P or Moody’s. However, the values of lower-rated securities generally fluctuate more than those of high-grade securities. Many securities of foreign issuers are not rated by these services. Therefore the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser.

New issues of certain debt securities are often offered on a when-issued basis. That is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Funds do not accrue any income on these securities prior to delivery. The Funds will maintain in a segregated account with their Custodian an amount of cash or high quality securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities. The Funds may also invest in low rated or unrated debt securities. Low rated debt securities present a significantly greater risk of default than do higher rated securities, in times of poor business or economic conditions, the Funds may lose interest and/or principal on such securities.

The Funds may also invest in various money market securities for cash management purposes or when assuming a temporary defensive position. Money market securities may include commercial paper, bankers’ acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities and obligations of savings institutions.

DEPOSITARY RECEIPTS

The Funds may invest in Depositary Receipts, which represent an ownership interest in securities of foreign companies (an “underlying issuer”) that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be “sponsored” or “unsponsored.” Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

DERIVATIVES

The Funds may also use futures contracts and options, forward contracts and swaps as part of various investment techniques and strategies, such as creating non-speculative “synthetic” positions (covered by segregation of liquid assets) or implementing “cross-hedging” strategies. A “synthetic” position is the duplication of a cash market transaction when deemed advantageous by the Adviser for cost, liquidity or transactional efficiency reasons. A cash market transaction is the purchase or sale of the security or other asset for cash. “Cross-hedging” involves the use of one currency to hedge against the decline in the value of another currency. The use of such instruments as described herein involves several risks. First, there can be no assurance that the prices of such instruments and the hedge security or the cash market position will move as anticipated. If prices do not move as anticipated, a Fund may incur a loss on its investment, may not achieve the hedging protection it anticipated and/or may incur a loss greater than if it had entered into a cash market position. Second, investments in such instruments may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in such instruments can be closed out only on an exchange that provides a market for those instruments. There can be no assurance that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction cost on the sale of the underlying assets. In addition, the use of derivative instruments involves the risk that a loss may be sustained as a result of the failure of the counterparty to the derivatives contract to make required payments or otherwise comply with the contract’s terms.

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When the Funds intend to acquire securities (or gold bullion or coins as the case may be) for their portfolio, they may use call options or futures contracts as a means of fixing the price of the security (or gold) they intend to purchase at the exercise price (in the case of an option) or contract price (in the case of futures contracts). An increase in the acquisition cost would be offset, in whole or part, by a gain on the option or futures contract. Options and futures contracts requiring delivery of a security may also be useful to the Funds in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. If the Funds hold a call option rather than the underlying security itself, the Funds are partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Using a futures contract would not offer such partial protection against market declines and the Funds would experience a loss as if they had owned the underlying security.

In addition, the Funds may invest in Participation Notes or P-Notes which are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with the underlying security. However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security. P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subject a Fund to counterparty risk, as discussed below. Investments in P-Notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a P-Note will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. As the purchaser of a P-Note, a Fund is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, a Fund would lose its investment. The risk that a Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Fund purchases P-Notes issued by one issuer or a small number of issuers. P-Notes also include transaction costs in addition to those applicable to a direct investment in securities.

Due to liquidity and transfer restrictions, the secondary markets on which P-Notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in a Fund’s portfolio. The ability of a Fund to value its securities becomes more difficult and the judgment in the application of fair value procedures may play a greater role in the valuation of a Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for a Fund to accurately assign a daily value to such securities.

DIRECT INVESTMENTS

The Funds, except Unconstrained Emerging Markets Bond Fund, may not invest more than 10% of their total assets in direct investments. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. In each case the Funds will, at the time of making the investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Adviser anticipates that these agreements may, in appropriate circumstances, provide the Funds with the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Funds investment in the enterprise. Such a representative of the Funds will be expected to provide the Funds with the ability to monitor its investment and protect its rights in the investment, and will not be appointed for the purpose of exercising management or control of the enterprise.

Certain of the Funds’ direct investments will include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. The Funds do not anticipate making direct investments in start-up operations, although it is expected that in some cases the Funds’ direct investments will fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations. With respect to Emerging Markets Fund, such direct investments may be made in entities that are reasonably expected in the foreseeable future to become growth companies, either by expanding current operations or establishing significant operations.

Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Funds may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Funds. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Funds may be required to bear the expense of the registration. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. Direct investments can be difficult to price and will be valued at fair value as determined in good faith by the Board. The pricing of direct investments may not be reflective of the price at which these assets could be liquidated.

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FOREIGN SECURITIES

Foreign securities include securities issued by a foreign government, quasi-government or corporate entity, traded in foreign currencies or issued by companies with most of their business interests in foreign countries. Investors should recognize that investing in foreign securities involves certain special considerations that are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since the Funds may hold securities and funds in foreign currencies, the Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange (“NYSE”), and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States, and at times volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although the Funds endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, political, economic or social instability, which could affect investments in those countries. Foreign securities such as those purchased by the Funds may be subject to foreign government taxes, higher custodian fees, higher brokerage commissions and dividend collection fees which could reduce the yield on such securities.

Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

FOREIGN SECURITIES - EMERGING MARKETS SECURITIES

The Funds may have a substantial portion of their assets invested in emerging markets. For each Fund, except Unconstrained Emerging Markets Bond Fund, an “emerging market” or “emerging country” is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Emerging countries can be found in regions such as Asia, Latin America, Africa and Eastern Europe. The countries that will not be considered emerging countries include the United States, Australia, Canada, Japan, New Zealand and most countries located in Western Europe such as Austria, Belgium, Denmark, Finland, France, Germany, Great Britain, Ireland, Italy, the Netherlands, Norway, Spain, Sweden and Switzerland.

For each Fund, except Unconstrained Emerging Markets Bond Fund, emerging market securities include securities which are (i) principally traded in the capital markets of an emerging market country; (ii) securities of companies that derive at least 50% of their total revenues from either goods produced or services performed in emerging countries or from sales made in emerging countries, regardless of where the securities of such companies are principally traded; (iii) securities of companies organized under the laws of, and with a principal office in an emerging country; (iv) securities of investment companies (such as country funds) that principally invest in emerging market securities; and (v) American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) with respect to the securities of such companies.

Under normal conditions, Unconstrained Emerging Markets Bond Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in emerging market debt securities. An instrument will qualify as an emerging market debt security if it is either (i) issued by an emerging market government, quasi-government or corporate entity (regardless of the currency in which it is denominated) or (ii) denominated in the currency of an emerging market country (regardless of the location of the issuer). The Adviser has broad discretion to identify countries that it considers to qualify as emerging markets. The Adviser selects emerging market countries and currencies that the Fund will invest in based on the Adviser’s evaluation of economic fundamentals, legal structure, political developments and other specific factors the Adviser believes to be relevant.

Investing in the equity and fixed income markets of developing countries involves exposure to potentially unstable governments, the risk of nationalization of businesses, restrictions on foreign ownership, prohibitions on repatriation of assets and a system of laws that may offer less protection of property rights. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

The securities markets in emerging markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the portfolio. Similarly, volume and liquidity in the bond markets in Asia, Eastern and Central Europe and other emerging markets are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in Asian and emerging market securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in these regions may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid regions’ securities markets, the Fund’s ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its net assets in illiquid securities. Conversely, the inability of a Fund to dispose fully and promptly of positions in declining markets will cause the Fund’s net asset values to decline as the values of the unsold positions are marked to lower prices. In addition, these securities markets are susceptible to being influenced by large investors trading significant blocks of securities. Also, stockbrokers and other intermediaries in emerging markets may not perform in the way their counterparts in the United States and other more developed securities markets do. The prices at which a Fund may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities.

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The Russian, Eastern and Central European, Chinese and Taiwanese stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations.

Certain Risks of Investing in Asia-Pacific Countries. In addition to the risks of foreign investing and the risks of investing in developing markets, the developing market Asia-Pacific countries in which a Fund may invest are subject to certain additional or specific risks. A Fund may make substantial investments in Asia-Pacific countries. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of a Fund.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and a Fund itself, as well as the value of securities in the Fund’s portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

Certain Risks of Investing in Russia. Settlement, clearing and registration of securities in Russia is in an underdeveloped state. Ownership of shares (except those held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the issuer’s share register and normally evidenced by extracts from that register, which have no legal enforceability. Furthermore, share registration is carried out either by the issuer or registrars located throughout Russia, which are not necessarily subject to effective government supervision. To reasonably ensure that its ownership interest continues to be appropriately recorded, a Fund will invest only in those Russian companies whose registrars have entered into a contract with the Fund’s Russian sub-custodian, which gives the sub-custodian the right, among others, to inspect the share register and to obtain extracts of share registers through regular audits. While these procedures reduce the risk of loss, there can be no assurance that they will be effective. This limitation may prevent a Fund from investing in the securities of certain Russian issuers otherwise deemed suitable by the Adviser.

FOREIGN SECURITIES - FOREIGN CURRENCY TRANSACTIONS

Under normal circumstances, consideration of the prospects for currency exchange rates will be incorporated into the long-term investment decisions made for the Funds with regard to overall diversification strategies. Although the Funds value their assets daily in terms of U.S. dollars, they do not intend physically to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer. The Funds may use forward contracts, along with futures contracts, foreign exchange swaps (Emerging Markets Fund and Global Hard Assets Fund only) and put and call options (all types of derivatives), to “lock in” the U.S. Dollar price of a security bought or sold and as part of their overall hedging strategy. The Funds will conduct their foreign currency exchange transactions, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through purchasing put and call options on, or entering into futures contracts or forward contracts to purchase or sell foreign currencies. See “Futures and Options Transactions.”

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Changes in currency exchange rates may affect the Funds’ net asset value and performance. There can be no assurance that the Adviser will be able to anticipate currency fluctuations in exchange rates accurately. The Funds may invest in a variety of derivatives and enter into hedging transactions to attempt to moderate the effect of currency fluctuations. The Funds may purchase and sell put and call options on, or enter into futures contracts or forward contracts to purchase or sell foreign currencies. This may reduce a Fund’s losses on a security when a foreign currency’s value changes. Hedging against a change in the value of a foreign currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the other currency. Finally, when the Funds use options and futures in anticipation of the purchase of a portfolio security to hedge against adverse movements in the security’s underlying currency, but the purchase of such security is subsequently deemed undesirable, a Fund may incur a gain or loss on the option or futures contract.

The Funds may enter into forward contracts to duplicate a cash market transaction. The Funds, excluding Unconstrained Emerging Markets Bond Fund, will not purchase or sell foreign currency as an investment, except that Emerging Markets Fund and Global Hard Assets Fund may enter into currency swaps. See also “Futures and Options Transactions”.

          A Fund may purchase and sell foreign currency options and foreign currency futures contracts and related options and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through deliverable and non-deliverable forward foreign currency exchange contracts (“forwards”).

          A Fund may (but is not required to) engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A Fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Suitable currency hedging transactions may not be available in all circumstances and the Adviser may decide not to use hedging transactions that are available.

          A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between a foreign currency and another currency (e.g., the U.S. dollar) or to increase exposure to a particular foreign currency. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. The Fund might be expected to enter into such contracts under the following circumstances:

          Lock In. When the Adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

          Cross Hedge. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to or all of the Fund’s portfolio holdings denominated in or exposed to the currency sold.

          Direct Hedge. If the Adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Adviser believes that the Fund can benefit from price appreciation in a given country’s debt obligations but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated or exposed to and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the non-U.S. security, but the Fund would hope to benefit from an increase (if any) in the value of the debt obligation.

          Proxy Hedge. The Adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

          Costs of Hedging. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the Fund’s net asset value per share.

          The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, the Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Adviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of hedging transactions may involve special risks, and may leave the Fund in a less advantageous position than if such a hedge had not been established.

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The Adviser will not commit a Fund, excluding Unconstrained Emerging Markets Bond Fund, at time of purchase, to deliver under forward contracts an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets or obligations denominated in that currency. The Funds’ Custodian will place the securities being hedged, cash, U.S. government securities or debt or equity securities into a segregated account of the Fund in an amount equal to the value of the Fund’s total assets committed to the consummation of forward foreign currency contracts to ensure that the Fund is not leveraged beyond applicable limits. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contracts. At the maturity of a forward contract, the Funds may either sell the portfolio security and make delivery of the foreign currency, or they may retain the security and terminate their contractual obligation to deliver the foreign currency prior to maturity by purchasing an “offsetting” contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. There can be no assurance, however, that the Funds will be able to effect such a closing purchase transaction.

It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that a Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

HARD ASSETS SECURITIES

Global Hard Assets Fund may invest up to 80% of its assets in “hard asset” securities. Hard asset securities include equity securities of “hard asset companies” and derivative securities and instruments whose value is linked to the price of a commodity or a commodity index. The term “hard asset companies” includes companies that directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) derive at least 50% of gross revenue or profit from exploration, development, production, distribution or facilitation of processes relating to: (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) gas, petroleum, petrochemicals or other hydrocarbons, (iv) forest products, (v) real estate and (vi) other basic commodities which, historically, have been produced and marketed profitably during periods of significant inflation.

Since the market action of hard asset securities may move against or independently of the market trend of industrial shares, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. Hard asset securities are affected by many factors, including movement in the stock market. Inflation may cause a decline in the market, including hard asset securities. The Fund has a fundamental policy of concentrating in such industries, and more than 50% of the Fund’s assets may be invested in any one of the above sectors. Precious metal and natural resource securities are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices.

HEDGING

          Hedging is a strategy in which a derivative or other instrument or practice is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves correlation risk, i.e. the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to hedge effectively its portfolio. There is also a risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option. There can be no assurance that a Fund’s hedging strategies will be effective. The use of hedging may invoke the application of the mark-to-market and straddle provisions of the Internal Revenue Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by a Fund and may impact whether dividends paid by the Fund are classified as capital gains or ordinary income. The use of derivatives increases the risk that a Fund will be unable to close out certain hedged positions to avoid adverse tax consequences.

INDEXED SECURITIES AND STRUCTURED NOTES

The Funds may invest in indexed securities, i.e., structured notes securities and index options, whose value is linked to one or more currencies, interest rates, commodities, or financial or commodity indices. An indexed security enables the investor to purchase a note whose coupon and/or principal redemption is linked to the performance of an underlying asset. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates). Indexed securities may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. Only securities linked to one or more non-agriculture commodities or commodity indices will be considered a hard asset security.

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Indexed securities may be publicly traded or may be two-party contracts (such two-party agreements are referred to hereafter collectively as structured notes). When a Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The Funds will purchase structured notes only from counterparties rated A or better by S&P, Moody’s or another nationally recognized statistical rating organization. The Adviser will monitor the liquidity of structured notes under the supervision of the Board. Notes determined to be illiquid will be aggregated with other illiquid securities and will be subject to the Funds’ limitations on illiquid securities.

Credit Linked Notes. The Funds may invest in credit linked securities or credit linked notes (“CLNs”). CLNs are typically issued by a limited purpose trust or other vehicle (the “CLN trust”) that, in turn, invests in a derivative or basket of derivatives instruments, such as credit default swaps, interest rate swaps and/or other securities, in order to provide exposure to certain high yield, sovereign debt, emerging markets, or other fixed income markets. Generally, investments in CLNs represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the CLN. However, these payments are conditioned on the CLN trust’s receipt of payments from, and the CLN trust’s potential obligations, to the counterparties to the derivative instruments and other securities in which the CLN trust invests. For example, the CLN trust may sell one or more credit default swaps, under which the CLN trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default were to occur, the stream of payments may stop and the CLN trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the CLN trust. The Fund may also enter in CLNs to gain access to sovereign debt and securities in emerging markets particularly in markets where the Fund is not able to purchase securities directly due to domicile restrictions or tax restrictions or tariffs. In such an instance, the issuer of the CLN may purchase the reference security directly and/or gain exposure through a credit default swap or other derivative. The Fund’s investments in CLNs is subject to the risks associated with the underlying reference obligations and derivative instruments.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each Fund may invest up to 20% of its net assets in securities issued by other investment companies (excluding money market funds), including open end and closed end funds and exchange-traded funds (“ETFs”), subject to the limitations under the 1940 Act. The Fund’s investments in money market funds are not subject to this limitation. The Fund may invest in investment companies which are sponsored or advised by the Adviser and/or its affiliates (each, a “Van Eck Investment Company”). However, in no event will the Fund invest more than 5% of its net assets in any single Van Eck Investment Company.

A Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.

MASTER LIMITED PARTNERSHIPS

Other equity securities in which Global Hard Assets Fund may invest include master limited partnerships (“MLPs”). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the Securities and Exchange Commission’s (“SEC”) and are freely traded on a securities exchange or in the OTC market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries, but they also may finance research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership. The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP, including a conflict arising as a result of incentive distribution payments.

OPTIONS, FUTURES, WARRANTS AND SUBSCRIPTION RIGHTS

Options Transactions. Each Fund may purchase and sell (write) exchange-traded and over-the-counter (“OTC”) call and put options on domestic and foreign securities, foreign currencies, stock and bond indices and financial futures contracts. Global Hard Assets Fund may also buy and sell options linked to the price of hard assets.

Purchasing Call and Put Options. Each Fund may invest up to 5% of its total assets in premiums on call and put options. The purchase of a call option would enable a Fund, in return for the premium paid, to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable a Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer.

The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date. Accordingly, the successful use of options depends on the ability of the Adviser to forecast correctly interest rates, currency exchange rates and/or market movements.

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When a Fund sells put or call options it has previously purchased, the Fund may realize a net gain or loss, depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. There is no assurance that a liquid secondary market will exist for options, particularly in the case of OTC options. In the event of the bankruptcy of a broker through which a Fund engages in transactions in options, such Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, a Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. The markets in foreign currency options are relatively new and the Fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Fund to reduce foreign currency risk using such options.

Writing Covered Call and Put Options. Each Fund may write covered call options on portfolio securities to the extent that the value of all securities with respect to which covered calls are written does not exceed 10% of the Fund’s net asset value. When a Fund writes a covered call option, the Fund incurs an obligation to sell the security underlying the option to the purchaser of the call, at the option’s exercise price at any time during the option period, at the purchaser’s election. When a Fund writes a put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option’s exercise price at any time during the option period, at the purchaser’s election. In each case, the Fund will receive from the purchaser a “premium” (i.e., the price of the option).

The Fund may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written, or to make payment of the exercise price against delivery of the underlying security (or currency) on any puts it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

A call option is “covered” if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund’s books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund’s books. A put option is “covered” if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund’s books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

Receipt of premiums from writing call and put options may provide a Fund with a higher level of current income than it would earn from holding the underlying securities alone, and the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option decline in value. However, during the option period, the Fund gives up, in return for the premium on the option, the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but retains the risk of loss should the price of the underlying security (or the value of its denominated currency) decline.

Futures Contracts. The Funds may buy and sell financial futures contracts which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. Global Hard Assets Fund may also buy and sell futures contracts and options thereon linked to the price of hard assets. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time.

Futures contracts and options on futures contracts may be used reduce a Fund’s exposure to fluctuations in the prices of portfolio securities and may prevent losses if the prices of such securities decline. Similarly, such investments may protect a Fund against fluctuation in the value of securities in which a Fund is about to invest.

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The Funds may purchase and write (sell) call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option contract.

Future contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. However, there is no assurance that a Fund will be able to enter into a closing transaction.

When a Fund enters into a futures contract, it is initially required to deposit an “initial margin” of cash, Treasury securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called “variation margin,” which are reflective of price fluctuations in the futures contract.

The Adviser has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act of 1936, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to each Fund’s operation. Accordingly, neither the Funds nor the Adviser is subject to registration or regulation as a commodity pool or CPO.

Risks of Transactions in Futures Contracts and Related Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. As a result, a hedge may be unsuccessful because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Warrants and Subscription Rights. The Funds may invest in warrants, which are instruments that permit, but do not obligate, the holder to subscribe for other securities. Subscription rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights are not dividend-paying investments and do not have voting rights like common stock. They also do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than direct equity investments. In addition, the value of warrants and rights do not necessarily change with the value of the underlying securities and may cease to have value if they are not exercised prior to their expiration dates.

PARTLY PAID SECURITIES

Securities paid for on an installment basis. A partly paid security trades net of outstanding installment payments—the buyer “takes over payments.” The buyer’s rights are typically restricted until the security is fully paid. If the value of a partly-paid security declines before a Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.

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REAL ESTATE SECURITIES

The Funds may not purchase or sell real estate, except that the Funds may invest in securities of issuers that invest in real estate or interests therein. These include equity securities of REITs and other real estate industry companies or companies with substantial real estate investments. Global Hard Assets Fund may invest more than 50% of its assets in such securities. The Funds are therefore subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

REITs are pooled investment vehicles whose assets consist primarily of interests in real estate and real estate loans. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own interest in property and realize income from the rents and gain or loss from the sale of real estate interests. Mortgage REITs invest in real estate mortgage loans and realize income from interest payments on the loans. Hybrid REITs invest in both equity and debt. Equity REITs may be operating or financing companies. An operating company provides operational and management expertise to and exercises control over, many if not most operational aspects of the property. REITS are not taxed on income distributed to shareholders, provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”).

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk (i.e., as interest rates rise, the value of the REIT may decline).

REGULATORY

Changes in the laws or regulations of the United States or the Cayman Islands, including any changes to applicable tax laws and regulations, could impair the ability of International Investors Gold Fund to achieve its investment objective and could increase the operating expenses of the Fund or the wholly-owned subsidiary of the Fund (the “Subsidiary”). For example, in 2012, the U.S. Commodity Futures Trading Commission (“CFTC”) adopted amendments to its rules that affect the ability of certain investment advisers to registered investment companies and other entities to rely on previously available exclusions or exemptions from registration under the CEA and regulations thereunder. In addition, the CFTC or the SEC could at any time alter the regulatory requirements governing the use of commodity futures, options on commodity futures, structured notes or swap transactions by investment companies, which could result in the inability of International Investors Gold Fund to achieve its investment objective through its current strategies.

REPURCHASE AGREEMENTS

Each of the Funds may enter into a repurchase agreement. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by a Fund, amounts to more than 15% of its net assets.

Repurchase agreements, which may be viewed as a type of secured lending by a Fund, typically involve the acquisition by a Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that a Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. A Fund will accrue interest from the institution until the time when the repurchase is to occur. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Funds will only enter into a repurchase agreement where (i) the underlying securities are of the type which a Fund’s investment policies would allow it to purchase directly, (ii) the market value of the underlying security, including accrued interest, will be at all times be equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent.

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RULE 144A AND SECTION 4(2) SECURITIES

The Funds may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, or which are otherwise not readily marketable.

Rule 144A under the Securities Act of 1933 allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act of 1933 of resale of certain securities to qualified institutional buyers.

The Adviser will monitor the liquidity of restricted securities in the Funds’ holdings under the supervision of the Board. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanisms of the transfer).

In addition, commercial paper may be issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Such commercial paper is restricted as to disposition under the federal securities laws and, therefore, any resale of such securities must be effected in a transaction exempt from registration under the Securities Act of 1933. Such commercial paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in such securities, thus providing liquidity.

Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued in reliance on the Section 4(2) exemption under the 1940 Act may be determined to be liquid in accordance with guidelines established by the Board for purposes of complying with investment restrictions applicable to investments by the Funds in illiquid securities. To the extent such securities are determined to be illiquid, they will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

SHORT SALES

The Funds may make short sales of equity securities. The Funds will establish a segregated account with respect to their short sales and maintain in the account cash not available for investment or U.S. Government securities or other liquid, high-quality securities having a value equal to the difference between (i) the market value of the securities sold short at the time they were sold short and (ii) any cash, U.S. Government securities or other liquid, high-quality securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated account will be marked to market daily, so that (i) the amount in the segregated account plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (ii) in no event will the amount in the segregated account plus the amount deposited with the broker as collateral fall below the original value of the securities at the time they were sold short.

SECURITIES LENDING

The Funds may lend securities to parties such as broker-dealers or other institutions. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the Fund with collateral in an amount at least equal to the value of the securities loaned. The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Fund is not able to recover the securities loaned, a Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions will generally be invested in shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

SUBSIDIARY

International Investors Gold Fund’s investments in the Subsidiary are expected to provide such Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code, as discussed below under “Taxation.” The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. International Investors Gold Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. It is expected that the Subsidiary will primarily invest in gold bullion, gold futures and other instruments that provide direct or indirect exposure to gold, including exchange-traded funds (“ETFs”), and also may invest in silver, platinum and palladium bullion and futures. To the extent that International Investors Gold Fund invests in the Subsidiary, such Fund may be subject to the risks associated with those instruments and other securities.

While the Subsidiary may be considered similar to investment companies, it is not registered under the 1940 Act and, unless otherwise noted in the applicable Prospectus and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of International Investors Gold Fund and/or the Subsidiary to operate as described in the applicable Prospectus and this SAI and could eliminate or severely limit such Fund’s ability to invest in the Subsidiary which may adversely affect such Fund and its shareholders.

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SWAPS

The Funds may enter into swap agreements. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. A Fund may also enter into credit default swaps and interest rate swaps. Credit default swaps may have as reference obligations one or more securities or a basket of securities that are or are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. Cross-currency swaps are interest rate swaps in which the notional amount upon which the fixed interest rate is accrued is denominated in another currency and the notional amount upon which the floating rate is accrued is denominated in another currency. The notional amounts are typically determined based on the spot exchange rate at the inception of the trade. The swaps in which a Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Van Eck VIP Global Hard Assets Fund may also enter into other asset swaps. Asset swaps are similar to swaps in that the performance of one hard asset (e.g., gold) may be “swapped” for another (e.g., energy). The swaps in which a Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Global

Hard Assets Fund may also enter into other asset swaps. Asset swaps are similar to swaps in that the performance of one hard asset (e.g., gold) may be “swapped” for another (e.g., energy).

Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap defaults, a Fund’s risk of loss consists of the net amount of payments that a Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary fund securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

WHEN, AS AND IF ISSUED SECURITIES

Each Fund may purchase securities on a “when, as and if issued” basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized by a Fund until the Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also earmark or establish a segregated account on the Fund’s books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities. The value of a Fund’s commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% (2% in the case of warrants which are not listed on an exchange) of the value of the Fund’s total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund assets committed to the purchase of securities on a “when, as and if issued” basis may increase the volatility of its net asset value. A Fund may also sell securities on a “when, as and if issued” basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

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FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are in addition to those described in the Prospectuses. These investment restrictions are “fundamental” and may be changed with respect to the Fund only with the approval of the holders of a majority of the Fund’s “outstanding voting securities” as defined in the 1940 Act. As to any of the following investment restrictions, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or amount of net assets will not be considered a violation of the investment restriction. In the case of borrowing, however, a Fund will promptly take action to reduce the amount of the Fund’s borrowings outstanding if, because of changes in the net asset value of the Fund due to market action, the amount of such borrowings exceeds one-third of the value of the Fund’s net assets. The fundamental investment restrictions are as follows:

Each Fund, except Unconstrained Emerging Markets Bond Fund, may not:

1.	Borrow money, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

2.	Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies.

3.	Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

4.	Issue senior securities, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

5.	Purchase or sell real estate, except that the Fund may (i) invest in securities of issuers that invest in real estate or interests therein, (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6.	Purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities, except that International Investors Gold Fund may invest in gold and silver coins which are legal tender in the country of issue and gold and silver bullion, and palladium and platinum group metals bullion.

7.	Purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that Global Hard Assets Fund will invest 25% or more of its total assets in “hard asset” industries as defined in its Prospectus, and International Investors Gold Fund may invest 25% or more of its total assets in the gold-mining industry. This limit does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

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For the purposes of Restriction 7, companies in different geographical locations will not be deemed to be in the same industry if the investment risks associated with the securities of such companies are substantially different. For example, although generally considered to be “interest rate-sensitive,” investing in banking institutions in different countries is generally dependent upon substantially different risk factors, such as the condition and prospects of the economy in a particular country and in particular industries, and political conditions. Also for the purposes of Restriction 7, investment companies are not considered to be part of an industry.

Unconstrained Emerging Markets Bond Fund may not:

1.	Borrow money, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

2.	Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies.

3.	Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

4.	Issue senior securities, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

5.	Purchase or sell real estate, except that the Fund may (i) invest in securities of issuers that invest in real estate or interests therein, (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6.	Purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities.

7.	Purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry. This limit does not apply to (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (ii) securities of other investment companies.

For the purposes of Restriction 7, companies in different geographical locations will not be deemed to be in the same industry if the investment risks associated with the securities of such companies are substantially different. For example, although generally considered to be “interest rate-sensitive,” investing in banking institutions in different countries is generally dependent upon substantially different risk factors, such as the condition and prospects of the economy in a particular country and in particular industries, and political conditions.

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PORTFOLIO HOLDINGS DISCLOSURE

The Funds have adopted policies and procedures governing the disclosure of information regarding the Funds’ portfolio holdings. They are reasonably designed to prevent selective disclosure of the Funds’ portfolio holdings to third parties, other than disclosures that are consistent with the best interests of the Funds’ shareholders. The Board is responsible for overseeing the implementation of these policies and procedures, and will review them annually to ensure their adequacy.

These policies and procedures apply to employees of the Adviser, administrator, principal underwriter, and all other service providers to the Funds that, in the ordinary course of their activities, come into possession of information about the Funds’ portfolio holdings. These policies and procedures are made available to each service provider.

The following outlines the policies and procedures adopted by the Funds regarding the disclosure of portfolio-related information:

Generally, it is the policy of the Funds that no current or potential investor (or their representative), including any Fund shareholder (collectively, “Investors”), shall be provided information about a Fund’s portfolio on a preferential basis in advance of the provision of that same information to other investors.

Disclosure to Investors. Limited portfolio holdings information for the Funds is available to all investors on the Van Eck website at vaneck.com. Information regarding the Funds’ top holdings and country and sector weightings, updated as of each month-end, is located on this website. Generally, this information is posted to the website within 30 days of the end of the applicable month. The Funds, excluding Unconstrained Emerging Markets Bond Fund, may also publish a detailed list of the securities held by each Fund as of each month-end, which is generally posted to the website within 60 days after the end of the applicable month. This information generally remains available on the website until new information is posted. Each Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.

Best Interest of the Funds: Information regarding the Funds’ specific security holdings, sector weightings, geographic distribution, issuer allocations and related information (“Portfolio-Related Information”), shall be disclosed to the public only (i) as required by applicable laws, rules or regulations, (ii) pursuant to the Funds’ Portfolio-Related Information disclosure policies and procedures, or (iii) otherwise when the disclosure of such information is determined by the Trust’s officers to be in the best interest of Fund shareholders.

Conflicts of Interest: Should a conflict of interest arise between a Fund and any of the Fund’s service providers regarding the possible disclosure of Portfolio-Related Information, the Trust’s officers shall resolve any conflict of interest in favor of the Fund’s interest. In the event that an officer of the Fund is unable to resolve such a conflict of interest, the matter shall be referred to the Trust’s Audit Committee for resolution.

Equality of Dissemination: Shareholders of the same Fund shall be treated alike in terms of access to the Fund’s portfolio holdings. With the exception of certain selective disclosures, noted in the paragraph below, Portfolio-Related Information with respect to a Fund shall not be disclosed to any Investor prior to the time the same information is disclosed publicly (e.g., posted on the Fund’s website). Accordingly, all Investors will have equal access to such information.

Selective Disclosure of Portfolio-Related Information in Certain Circumstances: In some instances, it may be appropriate for a Fund to selectively disclose a Fund’s Portfolio-Related Information (e.g., for due diligence purposes, disclosure to a newly hired adviser or sub-adviser, or disclosure to a rating agency) prior to public dissemination of such information.

Conditional Use of Selectively-Disclosed Portfolio-Related Information: To the extent practicable, each of the Trust’s officers shall condition the receipt of Portfolio-Related Information upon the receiving party’s written agreement to both keep such information confidential and not to trade Fund shares based on this information.

Compensation: No person, including officers of the Funds or employees of other service providers or their affiliates, shall receive any compensation in connection with the disclosure of Portfolio-Related Information. Notwithstanding the foregoing, the Funds reserve the right to charge a nominal processing fee, payable to the Funds, to non-shareholders requesting Portfolio-Related Information. This fee is designed to offset the Fund’s costs in disseminating such information.

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Source of Portfolio-Related Information: All Portfolio-Related Information shall be based on information provided by the Fund’s administrator(s)/accounting agent.

The Funds may provide non-public portfolio holdings information to third parties in the normal course of their performance of services to the Funds, including to the Funds’ auditors; custodian; financial printers; counsel to the Funds or counsel to the Funds’ independent trustees; regulatory authorities; and securities exchanges and other listing organizations. In addition, the Funds may provide non-public portfolio holdings information to data providers, fund ranking/rating services, and fair valuation services. The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed. Generally, information that is provided to these parties, in the ordinary course of business, is provided on a quarterly basis, with at least a 30 day-lag period.

There can be no assurance that the Funds’ policies and procedures regarding selective disclosure of the Funds’ portfolio holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

The Board shall be responsible for overseeing the implementation of these policies and procedures. These policies and procedures shall be reviewed by the Board on an annual basis for their continuing appropriateness.

Additionally, the Funds shall maintain and preserve permanently in an easily accessible place a written copy of these policies and procedures. The Fund shall also maintain and preserve, for a period not less than six years (the first two years in an easily accessible place), all Portfolio-Related Information disclosed to the public.

Currently, there are no agreements in effect where non-public information is disclosed or provided to a third party. Should the Funds or Adviser establish such an agreement with another party, the agreement shall bind the party to confidentiality requirements and the duty not to trade on non-public information.

INVESTMENT ADVISORY SERVICES

The following information supplements and should be read in conjunction with the section in the Prospectuses entitled “Shareholder Information – Management of the Funds.”

Van Eck Associates Corporation, the Adviser, acts as investment manager to the Funds and, subject to the supervision of the Board, is responsible for the day-to-day investment management of the Funds. The Adviser is a private company with headquarters in New York and acts as adviser or sub-adviser to other mutual funds, ETFs, other pooled investment vehicles and separate accounts.

The Adviser serves as investment manager to each Fund pursuant to an investment advisory agreement between the Trust and the Adviser (each an “Advisory Agreement”). The advisory fee paid pursuant to each Advisory Agreement is computed daily and paid monthly to the Adviser by each Fund at the following annual rates: Emerging Markets Fund pays the Adviser a fee of 0.75% of average daily net assets; Global Hard Assets Fund pays the Adviser a fee of 1.00% of the first $2.5 billion of average daily net assets and 0.90% of average daily net assets in excess of $2.5 billion, which includes the fee paid to the Adviser for accounting and administrative services; International Investors Gold Fund pays a fee equal to 0.75% of the first $500 million of average daily net assets, 0.65% of the next $250 million of average daily net assets and 0.50% of average daily net assets in excess of $750 million; and Unconstrained Emerging Markets Bond Fund pays the Adviser a fee of 0.80% of the first $1.5 billion of average daily net assets and 0.75% of average daily net assets in excess of $1.5 billion, which includes the fee paid to the Adviser for accounting and administrative services. Under each Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of the Funds’ assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Funds.

In addition to investment advisory services, the Adviser also performs accounting and administrative services for Emerging Markets Fund and International Investors Gold Fund pursuant to a written agreement. For these accounting and administrative services a fee is calculated daily and paid monthly at the following annual rates: Emerging Markets Fund pays the Adviser a fee of 0.25% of average daily net assets and International Investors Gold Fund pays a fee equal to 0.25% on the first $750 million of average daily net assets, and 0.20% of average daily net assets in excess of $750 million.

Pursuant to each Advisory Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

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The management fees earned and the expenses waived or assumed by the Adviser for the past three fiscal years are as follows:

		MANAGEMENT FEES	EXPENSES WAIVED/ASSUMED BY THE ADVISER
Emerging Markets Fund	2012	$787,256	$58,027
	2011	$871,862	$100,937
	2010	$870,030	$59,926

Global Hard Assets Fund	2012	$39,394,270	$1,581,563
	2011	$45,543,817	$222,030
	2010	$29,430,570	$921,899

International Investors Gold Fund	2012	$8,311,300	$—
	2011	$9,977,743	$—
	2010	$7,865,024	$5,838

Unconstrained Emerging Markets Bond Fund*	2012	$175,025	$30,067

* The Fund commenced operations on July 9, 2012.

Each Advisory Agreement provides that it shall continue in effect from year to year as long as it is approved at least annually by (1) the Board or (2) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, provided that in either event such continuance also is approved by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement is terminable without penalty, on 60 days notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of a Fund’s outstanding voting securities. Each Advisory Agreement is also terminable upon 60 days notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

THE DISTRIBUTOR

Shares of the Funds are offered on a continuous basis and are distributed through Van Eck Securities Corporation, the Distributor, 335 Madison Avenue, New York, New York, a wholly owned subsidiary of the Adviser. The Board has approved a Distribution Agreement appointing the Distributor as distributor of shares of the Funds.

The Trust has authorized one or more intermediaries (who are authorized to designate other intermediaries) to accept purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order when the authorized broker or its designee accepts the order. Orders will be priced at the net asset value next computed after they are accepted by the authorized broker or its designee.

The Distribution Agreement provides that the Distributor will pay all fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling shares of the Funds and preparing, printing and distributing advertising or promotional materials. The Funds will pay all fees and expenses in connection with registering and qualifying their shares under federal and state securities laws. The Distribution Agreement is reviewed and approved annually by the Board.

The Distributor retained underwriting commissions on sales of shares of the Funds during the past three fiscal years, after reallowance to dealers, as follows:

		VAN ECK SECURITIES CORPORATION	REALLOWANCE TO DEALERS
Emerging Markets Fund	2012	$19,453	$124,032
	2011	$15,944	$101,498
	2010	$380,423	$244,546

Global Hard Assets Fund	2012	$157,589	$1,007,957
	2011	$653,675	$4,207,710
	2010	$594,956	$3,796,624

International Investors Gold Fund	2012	$201,887	$1,289,464
	2011	$395,014	$2,533,495
	2010	$534,434	$3,424,291

Unconstrained Emerging Markets Bond Fund*	2012	$1,694	$10,778

* The Fund commenced operations on July 9, 2012.

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PLAN OF DISTRIBUTION (12B-1 PLAN)

Each Fund has adopted a plan pursuant to Rule 12b-1 (collectively, the “Plan”) on behalf of its Class A and Class C shares which provides for the compensation of brokers and dealers who sell shares of the Funds and/or provide servicing. The Plan is a compensation-type plan with a carry-forward provision, which provides that the Distributor recoup distribution expenses in the event the Plan is terminated. Pursuant to the Plan, the Distributor provides the Funds at least quarterly with a written report of the amounts expended under the Plan and the purpose for which such expenditures were made. The Board reviews such reports on a quarterly basis.

The Plan is reapproved annually for each Fund’s Class A and Class C shares by the Board, including a majority of the Trustees who are not “interested persons” of the Fund and who have no direct or indirect financial interest in the operation of the Plan.

The Plan shall continue in effect as to each Fund’s Class A and Class C shares, provided such continuance is approved annually by a vote of the Board in accordance with the 1940 Act. The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the Class A or Class C shareholders of the Funds (as applicable), and all material amendments to the Plan must also be approved by the Board in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees who are not “interested persons” of a Fund and who have no direct or indirect financial interest in the operation of the Plan, or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund’s Class A or Class C shares (as applicable) on written notice to any other party to the Plan. The Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act). So long as the Plan is in effect, the election and nomination of Trustees who are not “interested persons” of the Trust shall be committed to the discretion of the Trustees who are not “interested persons.” The Board has determined that, in its judgment, there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. The Funds will preserve copies of the Plan and any agreement or report made pursuant to Rule 12b-1 under the 1940 Act, for a period of not less than six years from the date of the Plan or such agreement or report, the first two years in an easily accessible place. For additional information regarding the Plan, see the Prospectuses.

For the fiscal year ended December 31, 2012, it is estimated that the Distributor spent the amounts accrued under the Plan in the following ways:

	EMERGING MARKETS FUND		GLOBAL HARD ASSETS FUND
	CLASS A	CLASS C	CLASS A	CLASS C

Total 12b-1 Fees	$149,911	$157,446	$3,841,854	$3,834,584
Compensation to Dealers	(134,709)	(112,758)	(3,784,086)	(3,821,949)

Net 12b-1 Fees	15,202	44,688	57,768	12,635

Expenditures:
Printing and Mailing	(23,194)	(160,142)	(40,653)	(40,655)
Telephone and Internal Sales	(6,137)	(2,276)	(115,148)	(40,339)
Marketing Department	(61,134)	(17,422)	(1,343,393)	(440,839)
External Wholesalers	(172,819)	(55,593)	(3,906,326)	(1,308,445)
Total Expenditures	(263,284)	(235,433)	(5,405,520)	(1,830,278)
Expenditures in Excess of Net 12b-1 Fees	(248,082)(1)	(190,745)(2)	(5,347,752)(3)	(1,817,643)(4)

(1) Represents 0.18% of the Fund’s net assets as of December 31, 2012.

(2) Represents 0.14% of the Fund’s net assets as of December 31, 2012.

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(3) Represents 0.13% of the Fund’s net assets as of December 31, 2012.

(4) Represents 0.05% of the Fund’s net assets as of December 31, 2012.

	INTERNATIONAL INVESTORS GOLD FUND		UNCONSTRAINED EMERGING MARKETS BOND FUND*
	CLASS A	CLASS C	CLASS A	CLASS C

Total 12b-1 Fees	$2,379,194	$2,130,687	$1,452	$3
Compensation to Dealers	(2,215,283)	(2,126,119)	(703)	(5)

Net 12b-1 Fees	163,911	4,568	749	(2)

Expenditures:
Printing and Mailing	(28,699)	(28,080)	(141,739)	(2,976)
Telephone and Internal Sales	(64,908)	(12,360)	(22)	(34)
Marketing Department	(836,578)	(183,409)	(751)	(417)
External Wholesalers	(2,448,998)	(539,484)	(1,618)	(899)
Total Expenditures	(3,379,183)	(763,333)	(144,130)	(4,326)
Expenditures in Excess of Net 12b-1 Fees	(3,215,272)(5)	(758,765)(6)	(143,381)(7)	(4,328)(8)

* The Fund commenced operations on July 9, 2012.

(5) Represents 0.26% of the Fund’s net assets as of December 31, 2012.

(6) Represents 0.06% of the Fund’s net assets as of December 31, 2012.

(7) Represents 0.15% of the Fund’s net assets as of December 31, 2012.

(8) Represents 0.00% of the Fund’s net assets as of December 31, 2012.

ADMINISTRATIVE AND PROCESSING SUPPORT PAYMENTS

The Funds may make payments (either directly or as reimbursement to the Distributor or an affiliate of the Distributor for payments made by the Distributor) to financial intermediaries (such as brokers or third party administrators) for providing the types of services that would typically be provided by the Funds’ transfer agent, including sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder reporting, shareholder transaction processing, and/or the provision of call center support. These payments will be in lieu of, and may differ from, amounts paid to the Funds’ transfer agent for providing similar services to other accounts. These payments may be in addition to any amounts the intermediary may receive as compensation for distribution or shareholder servicing pursuant to the Plan or as part of any revenue sharing or similar arrangement with the Distributor or its affiliates, as described elsewhere in the Prospectuses.

PORTFOLIO MANAGER COMPENSATION

The Adviser’s portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and management of the funds for which they serve as portfolio manager. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, the Adviser and affiliates manage accounts with incentive fees.

The Adviser’s portfolio managers may serve as portfolio managers to other clients. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Fund. When the portfolio managers implement investment strategies for Other Clients that are similar or directly contrary to the positions taken by the Fund, the prices of the Fund’s securities may be negatively affected. The compensation that the Fund’s portfolio manager receives for managing other client accounts may be higher than the compensation the portfolio manager receives for managing the Fund. The portfolio manager does not believe that his activities materially disadvantage the Fund. The Adviser has implemented procedures to monitor trading across funds and its Other Clients.

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PORTFOLIO MANAGER/INVESTMENT TEAM MEMBER SHARE OWNERSHIP

As of December 31, 2012, the dollar range of equity securities in a Fund beneficially owned by such Fund’s portfolio manager(s) and investment team member(s) (if any) is shown below.

Fund	None	$1 to $10,000	$10,001 to $50,000	$50,000 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000
Charles Cameron
Global Hard Assets Fund (co-portfolio manager)						X
Imaru Casanova
International Investors Gold Fund (investment team member)			X
Eric Fine
Unconstrained Emerging Markets Bond Fund (portfolio manager)				X
Joseph Foster
International Investors Gold Fund (portfolio manager)					X
Edward Kuczma
Emerging Markets Fund (investment team member)			X

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Fund	None	$1 to $10,000	$10,001 to $50,000	$50,000 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000
Charl Malan
International Investors Gold Fund (investment team member)				X
Shawn Reynolds
Global Hard Assets Fund (co-portfolio manager)					X
David Semple
Emerging Markets Fund (portfolio manager)							X
Angus Shillington
Emerging Markets Fund (investment team member)				X

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OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS/INVESTMENT TEAM MEMBERS

The following table provides the number of other accounts managed (excluding the Fund) and the total assets managed of such accounts by each Fund’s portfolio manager(s) and investment team member(s) (if any) within each category of accounts, as of December 31, 2012.

Fund	Name of Portfolio Manager/Investment Team Member	Category of Account	Other Accounts Managed (As of December 31, 2012)		Accounts with respect to which the advisory fee is based on the performance of the account
			Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts
Emerging Markets Fund	Edward Kuczma (investment team member)	Registered investment companies	1	$171.91 million	0	$0
		Other pooled investment vehicles	0	$0	0	$0
		Other accounts	0	$0	0	$0
Emerging Markets Fund	David Semple (portfolio manager)	Registered investment companies	1	$171.91 million	0	$0
		Other pooled investment vehicles	3	$3.13 million	2	$3.13 million
		Other accounts	0	$0	0	$0
Emerging Markets Fund	Angus Shillington (investment team member)	Registered investment companies	1	$171.91 million	0	$0
		Other pooled investment vehicles	3	$3.13 million	2	$3.13 million
		Other accounts	0	$0	0	$0
Global Hard Assets Fund	Charles Cameron (co-portfolio manager)	Registered investment companies	4	$2.098 billion	0	$0
		Other pooled investment vehicles	10	$182.11 million	7	$175.81 million
		Other accounts	6	$170.44 million	2	$57.34 million

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Fund	Name of Portfolio Manager/Investment Team Member	Category of Account	Other Accounts Managed (As of December 31, 2012)		Accounts with respect to which the advisory fee is based on the performance of the account
Global Hard Assets Fund	Shawn Reynolds (co-portfolio manager)	Registered investment companies	3	$2.043 billion	0	$0
		Other pooled investment vehicles	11	$198.34 million	8	$192.04 million
		Other accounts	6	$170.44 million	2	$57.34 million
International Investors Gold Fund	Joseph Foster (portfolio manager)	Registered investment companies	3	$4.506 billion	0	$0
		Other pooled investment vehicles	2	$475.37 million	0	$0
		Other accounts	1	$56.68 million	0	$0
International Investors Gold Fund	Imaru Casanova (investment team member)	Registered investment companies	3	$4.506 billion	0	$0
		Other pooled investment vehicles	2	$475.37 million	0	$0
		Other accounts	1	$56.68 million	0	$0
International Investors Gold Fund	Charl Malan (investment team member)	Registered investment companies	3	$4.506 billion	0	$0
		Other pooled investment vehicles	2	$475.37 million	0	$0
		Other accounts	1	$56.68 million	0	$0

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Fund	Name of Portfolio Manager/Investment Team Member	Category of Account	Other Accounts Managed (As of December 31, 2012)		Accounts with respect to which the advisory fee is based on the performance of the account
Unconstrained Emerging Markets Bond Fund	Eric Fine (portfolio manager)	Registered investment companies	0	$0	0	$0
		Other pooled investment vehicles	2	$9.21 million	1	$9.21 million
		Other accounts	0	$0	0	$0

PORTFOLIO TRANSACTIONS AND BROKERAGE

When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Adviser owes a duty to its clients to provide best execution on trades effected.

The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is best execution.

The portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts (“cross transactions”). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

The Adviser may cause the Funds to pay a broker-dealer who furnishes brokerage and/or research services, a commission that is in excess of the commission another broker-dealer would have received for executing the transaction, if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, which have been provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Any such research and other information provided by brokers to the Adviser is considered to be in addition to and not in lieu of services required to be performed by the Adviser under its Advisory Agreement with the Trust. The research services provided by broker-dealers can be useful to the Adviser in serving its other clients or clients of the Adviser’s affiliates. The Board periodically reviews the Adviser’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds. The Board also reviews the commissions paid by the Funds over representative periods of time to determine if they are reasonable in relation to the benefits to the Funds.

The aggregate amount of brokerage transactions directed to a broker during the fiscal year ended December 31, 2012 for, among other things, research services, and the commissions and concessions related to such transactions were as follows:

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Fund Name	Transaction Amount	Commissions and Concessions
Emerging Markets Fund	$3,061,284	$6,106
Global Hard Assets Fund	$257,187,645	$275,474
International Investors Gold Fund	$55,901,191	$90,389
Unconstrained Emerging Markets Bond Fund*	$0	$0

* The Fund commenced operations on July 9, 2012.

The table below shows the aggregate amount of brokerage commissions paid on purchases and sales of portfolio securities by each Fund during the Fund’s three most recent fiscal years ended December 31, none of such amounts were paid to brokers or dealers which furnished daily quotations to the Fund for the purpose of calculating daily per share net asset value or to brokers and dealers which sold shares of the Fund.

2012
COMMISSIONS
Emerging Markets Fund	$439,329
Global Hard Assets Fund	$2,318,556
International Investors Gold Fund	$1,481,859
Unconstrained Emerging Markets Bond Fund	$0

2011
COMMISSIONS
Emerging Markets Fund	$557,336
Global Hard Assets Fund	$3,604,184
International Investors Gold Fund	$1,334,957
Unconstrained Emerging Markets Bond Fund	N/A*

2010
COMMISSIONS
Emerging Markets Fund	$679,479
Global Hard Assets Fund	$4,550,199
International Investors Gold Fund	$1,585,474
Unconstrained Emerging Markets Bond Fund	N/A*

* The Fund commenced operations on July 9, 2012.

The Adviser does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. The Adviser has implemented policies and procedures pursuant to Rule 12b-1(h) that are reasonably designed to prevent the consideration of the sales of fund shares when selecting broker-dealers to execute trades.

As of December 31, 2012, Unconstrained Emerging Markets Bond Fund owned securities of Morgan Stanley, a regular broker-dealer of the Fund, as defined in Rule 10b-1 under the 1940 Act, valued at $2,530,060.

Due to the potentially high rate of turnover, the Funds may pay a greater amount in brokerage commissions than a similar size fund with a lower turnover rate. The portfolio turnover rates of all Funds may vary greatly from year to year.

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TRUSTEES AND OFFICERS

LEADERSHIP STRUCTURE AND THE BOARD

The Board has general oversight responsibility with respect to the operation of the Trust and the Funds. The Board has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and other service providers to the Trust and the Funds in accordance with the provisions of the 1940 Act and other applicable laws. The Board is currently composed of six (6) Trustees, each of whom is an Independent Trustee. In addition to five (5) regularly scheduled meetings per year, the Independent Trustees meet regularly in executive sessions among themselves and with their counsel to consider a variety of matters affecting the Trust. These sessions generally occur prior to, or during, scheduled Board meetings and at such other times as the Independent Trustees may deem necessary. Each Trustee attended at least 75% of the total number of meetings of the Board in the year ending December 31, 2012. As discussed in further detail below, the Board has established two (2) standing committees to assist the Board in performing its oversight responsibilities.

The Board has determined that the Board’s leadership structure is appropriate in light of the characteristics and circumstances of the Trust and each of the funds in the Fund Complex, including factors such as the number of series or portfolios that comprise the Trust and the Fund Complex, the variety of asset classes those series reflect, the net assets of the Funds, the committee structure of the Trust, and the management, distribution and other service arrangements of the Funds. In connection with its determination, the Board considered that the Board is comprised of only Independent Trustees, and thus the Chairperson of the Board and the Chairperson of each Board committee is an Independent Trustee. In addition, to further align the Independent Trustees interests with those of Fund shareholders, the Board has, among other things, adopted a policy requiring each Independent Trustee to maintain a minimum direct or indirect investment in the funds.

The Chairperson presides at all meetings of the Board and participates in the preparation of the agenda for such meetings. He also serves as a liaison with management, service providers, officers, attorneys, and the other Independent Trustees generally between meetings. The Chairperson may also perform other such functions as may be delegated by the Board from time to time. The Independent Trustees believe that the Chairperson’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairperson does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser.

RISK OVERSIGHT

The Funds and the Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks. Day-to-day risk management functions are within the responsibilities of the Adviser, the Distributor and the other service providers (depending on the nature of the risk) that carry out the Funds’ investment management, distribution and business affairs. Each of the Adviser, the Distributor and the other service providers have their own, independent interests and responsibilities in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

Risk oversight forms part of the Board’s general oversight of the Funds and the Trust and is addressed as part of various activities of the Board and its Committees. As part of its regular oversight of the Funds and Trust, the Board, directly or through a Committee, meets with representatives of various service providers and reviews reports from, among others, the Adviser, the Distributor, the Chief Compliance Officer of the Funds, and the independent registered public accounting firm for the Funds regarding risks faced by the Funds and relevant risk management functions. The Board, with the assistance of management, reviews investment policies and risks in connection with its review of the Funds’ performance. The Board has appointed a Chief Compliance Officer for the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their principal service providers. The Chief Compliance Officer’s designation, removal and compensation must be approved by the Board, including a majority of the Independent Trustees. Material changes to the compliance program are reviewed by and approved by the Board. In addition, as part of the Board’s periodic review of the Funds’ advisory, distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible, including the manner in which such service providers implement and administer

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their codes of ethics and related policies and procedures. For certain of its service providers, such as the Adviser and Distributor, the Board also reviews business continuity and disaster recovery plans. With respect to valuation, the Board approves and periodically reviews valuation policies and procedures applicable to valuing the Funds’ shares. The Adviser is responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports periodically to the Board regarding these and related matters. In addition, the Board or the Audit Committee of the Board receives reports at least annually from the independent registered public accounting firm for the Funds regarding tests performed by such firm on the valuation of all securities. Reports received from the Adviser and the independent registered public accounting firm assist the Board in performing its oversight function of valuation activities and related risks.

The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board that may relate to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day-day risk management activities for the Trust. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

TRUSTEE INFORMATION

The Trustees of the Trust, their address, position with the Trust, age and principal occupations during the past five years are set forth below.

TRUSTEE’S NAME, ADDRESS(1) AND AGE	POSITION(S) HELD WITH TRUST TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX(3) DURING THE PAST FIVE YEARS
INDEPENDENT TRUSTEES:
Jon Lukomnik 57 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to present.	12	Chairman of the Board of the New York Classical Theatre: formerly Director of The Governance Fund, LLC; formerly Director of Sears Canada, Inc.
Jane DiRenzo Pigott 56 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	12	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.
Wayne H. Shaner 65 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System since 1991.	12	Director, The Torray Funds (2 portfolios), since 1993 (Chairman of the Board since December 2005).
R. Alastair Short 59 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W. P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008.	64	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review; formerly Director of The Medici Archive Project.
Richard D. Stamberger 53 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	64	Director, SmartBrief, Inc.

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TRUSTEE’S NAME, ADDRESS(1) AND AGE	POSITION(S) HELD WITH TRUST TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX(3) DURING THE PAST FIVE YEARS
INDEPENDENT TRUSTEES:
Robert L. Stelzl 67 (A)(G)	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; President, Rivas Capital, Inc. (real estate property management services company), 2004 to present; Co-Trustee, the estate of Donald Koll, 2012 to present.	12	Lead Independent Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.

Set forth below is additional information relating to the professional experience, attributes and skills of each Trustee relevant to such individual’s qualifications to serve as a Trustee:

Jon Lukomnik has extensive business and financial experience, particularly in the investment management industry. He currently serves as Managing Partner of Sinclair Capital LLC, a consulting firm to the investment management industry and is Executive Director for Investor Responsibility Research Center Institute, a not-for-profit organization that funds research on corporate responsibility and investing.

Jane DiRenzo Pigott has extensive business and financial experience and serves as Managing Director of R3 Group LLC, a firm specializing in providing leadership, change and diversity/inclusion consulting services. Ms. Pigott has prior experience as an independent trustee of other mutual funds and previously served as chair of the global Environmental Law practice group at Winston & Strawn LLP.

Wayne Shaner has extensive business and financial experience, particularly in the investment management industry. He currently serves as the Managing Partner of Rockledge Partners LLC, a registered investment adviser and as a Public Member of the Investment Committee of the Maryland State Retirement System. Mr. Shaner also has experience as an independent trustee of another mutual funds.

Alastair Short has extensive business and financial experience, particularly in the investment management industry. He has served as a president, board member or executive officer of various businesses, including asset management and private equity investment firms. Mr. Short also serves as an independent director of an offshore investment company.

Richard Stamberger has extensive business and financial experience and serves as the president, chief executive officer and board member of SmartBrief Inc., a media company. Mr. Stamberger has experience as a member of the board of directors of numerous not-for-profit organizations and has more than 15 years of experience as a member of the Board of the Trust.

Robert Stelzl has extensive business and financial experience, particularly in the investment management and real estate industries. He currently serves as a court-appointed trustee for a number of family trusts for which he provides investment management services.

The forgoing information regarding the experience, qualifications, attributes and skills of each Trustee is provided pursuant to requirements of the SEC, and does not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

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COMMITTEE STRUCTURE

The Board has established a standing Audit Committee and a standing Governance Committee to assist the Board in the oversight and direction of the business and affairs of the Trust. Each Committee is comprised of all of the members of the Board, all of whom are Independent Trustees.

Audit Committee. This Committee met two times during 2012. The duties of this Committee include meeting with representatives of the Trust’s independent registered public accounting firm to review fees, services, procedures, conclusions and recommendations of independent registered public accounting firms and to discuss the Trust’s system of internal controls. Thereafter, the Committee reports to the Board the Committee’s findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm. Mr. Short has served as the Chairperson of the Audit Committee since January 1, 2006. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairperson of the Audit Committee does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

Governance Committee. This Committee met three times during 2012. The duties of this Committee include consideration of recommendations on nominations for Trustees, review of the composition of the Board, and recommendations of meetings, compensation and similar matters. In addition, on an annual basis, the Governance Committee conducts an evaluation of the performance of the Board and its Committees, including the effectiveness of the Board’s Committee structure and the number of funds on whose board each Trustee serves. When considering potential nominees for election to the Board and to fill vacancies occurring on the Board, where shareholder approval is not required, and as part of the annual self-evaluation, the Governance Committee reviews the mix of skills and other relevant experiences of the Trustees. Currently, Ms. Pigott serves as the Chairperson of the Governance Committee.

The Independent Trustees shall, when identifying candidates for the position of Independent Trustee, consider candidates recommended by a shareholder of a Fund if such recommendation provides sufficient background information concerning the candidate and evidence that the candidate is willing to serve as an Independent Trustee if selected, and is received in a sufficiently timely manner. Shareholders should address recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

OFFICER INFORMATION

The executive officers of the Trust, their age and address, the positions they hold with the Trust, their term of office and length of time served and their principal business occupations during the past five years are shown below.

OFFICER’S NAME, ADDRESS (1) AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED (2)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
Russell G. Brennan, 48	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser, Van Eck Associates Corporation (Since 2008); Manager (Portfolio Administration) of the Adviser (September 2005-October 2008); Officer of other investment companies advised by the Adviser.
Charles T. Cameron, 53	Vice President	Since 1996	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.
John J. Crimmins, 55	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of the Adviser (Since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997-February 2009); Officer of other investment companies advised by the Adviser.
Wu-Kwan Kit, 32	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2011); Associate, Schulte Roth & Zabel LLP (September 2007-August 2011)

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OFFICER’S NAME, ADDRESS (1) AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED (2)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
Susan C. Lashley, 58	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.
Laura I. Martínez, 33	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Officer of other investment companies advised by the Adviser.
Joseph J. McBrien, 64	Senior Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	Senior Vice President, Secretary and Chief Legal Officer (Since 2006); Chief Compliance Officer (Since 2013)	Senior Vice President, General Counsel and Secretary of the Adviser, VESC and VEARA (Since December 2005); Director of VESC and VEARA (since October 2010); Chief Compliance Officer of the Adviser and VEARA (since March 2013); Officer of other investment companies advised by the Adviser.
Jonathan R. Simon, 38	Vice President and Assistant Secretary	Since 2006	Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2006); Officer of other investment companies advised by the Adviser.
Bruce J. Smith, 58	Senior Vice President	Since 1985	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (Since 1997); Director of the Adviser, VESC and VEARA (Since October 2010); Officer of other investment companies advised by the Adviser.
Jan F. van Eck, 49	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto served as Executive Vice President)	President, Director and Owner of the Adviser (Since July 1993); Executive Vice President of the Adviser (January 1985 - October 2010); Director (Since November 1985), President (Since October 2010) and Executive Vice President (June 1991 - October 2010) of VESC; Director and President of VEARA; Trustee, President and Chief Executive Officer of Market Vectors ETF Trust; Officer of other investment companies advised by the Adviser.

(1) The address for each Executive Officer is 335 Madison Avenue, 19th Floor, New York, NY 10017.

(2) Officers are elected yearly by the Board.

TRUSTEE SHARE OWNERSHIP

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Funds and in all registered investment companies advised by the Adviser (“Family of Investment Companies”) that are overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in Emerging Markets Fund (As of December 31, 2012)*	Dollar Range of Equity Securities in Global Hard Assets Fund (As of December 31, 2012)*	Dollar Range of Equity Securities in International Investors Gold Fund (As of December 31, 2012)*	Dollar Range of Equity Securities in Unconstrained Emerging Markets Bond Fund (As of December 31, 2012)*
Jon Lukomnik	$50,001 - $100,000	$50,001 - $100,000	$50,001 - $100,000	None
Jane DiRenzo Pigott	Over $100,000	Over $100,000	Over $100,000	None
Wayne H. Shaner	None	$10,001 - $50,000	$10,001 - $50,000	None
R. Alastair Short	$1 - $10,000	$10,001 - $50,000	Over $100,000	None
Richard D. Stamberger	Over $100,000	Over $100,000	Over $100,000	None
Robert L. Stelzl	$50,001 - $100,000	$50,001 - $100,000	$50,001 - $100,000	None

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Name of Trustee	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (As of December 31, 2012)*
Jon Lukomnik	Over $100,000
Jane DiRenzo Pigott	Over $100,000
Wayne H. Shaner	$50,001 - $100,000
R. Alastair Short	Over $100,000
Richard D. Stamberger	Over $100,000
Robert L. Stelzl	Over $100,000

* Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

As of March 31, 2013, the Trustees and officers, as a group, owned less than 1% of each Fund and each class of each Fund, except for Class I (10.30%) and Class Y (1.58%) shares of Emerging Markets Fund.

As to each Independent Trustee and his/her immediate family members, no person owned beneficially or of record securities in an investment manager or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the Funds.

2012 COMPENSATION TABLE

The Trustees are paid for services rendered to the Trust and Van Eck VIP Trust (the “Van Eck Trusts”), each a registered investment company managed by the Adviser, which are allocated to each series of the Van Eck Trusts based on their average daily net assets. Effective January 1, 2013, each Independent Trustee is paid an annual retainer of $60,000, a per meeting fee of $10,000 for regular meetings of the Board and a per meeting fee of $5,000 for telephonic meetings. The Van Eck Trusts pay the Chairperson of the Board an annual retainer of $20,000, the Chairperson of the Audit Committee an annual retainer of $10,000 and the Chairperson of the Governance Committee an annual retainer of $10,000. The Van Eck Trusts also reimburse each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.

Prior to January 1, 2013, each Independent Trustee was paid an annual retainer of $50,000 and a per meeting fee of $7,500 for regular meetings of the Board and a per meeting fee of $5,000 for telephonic meetings. The Van Eck Trusts paid the Chairperson of the Board an annual retainer of $20,000, the Chairperson of the Audit Committee an annual retainer of $10,000 and the Chairperson of the Governance Committee an annual retainer of $10,000.

The table below shows the compensation paid to the Trustees for the fiscal year ended December 31, 2012. Annual Trustee fees may be reviewed periodically and changed by the Board.

	Jon Lukomnik(1)	Jane DiRenzo Pigott(2)	Wayne H. Shaner	R. Alastair Short	Richard D. Stamberger(3)	Robert Stelzl(4)
Aggregate Compensation from the Van Eck Trusts	$92,500	$97,500	$90,000	$100,000	$110,000	$90,000
Aggregate Deferred Compensation from the Van Eck Trusts	$46,250	$97,500	$0	$0	$44,000	$45,000
Pension or Retirement Benefits Accrued as Part of the Van Eck Trusts’ Expenses	N/A	N/A	N/A	N/A	N/A	N/A
Estimated Annual Benefits Upon Retirement	N/A	N/A	N/A	N/A	N/A	N/A
Total Compensation From the Van Eck Trusts and the Fund Complex(5) Paid to Trustee	$92,500	$97,500	$90,000	$267,000	$270,500	$90,000

(1)	As of December 31, 2012, the value of Mr. Lukomnik’s account under the deferred compensation plan was $405,819.
(2)	As of December 31, 2012, the value of Ms. Pigott’s account under the deferred compensation plan was $416,847.
(3)	As of December 31, 2012, the value of Mr. Stamberger’s account under the deferred compensation plan was $565,956.

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(4)	As of December 31, 2012, the value of Mr. Stelzl’s account under the deferred compensation plan was $200,612.
(5)	The “Fund Complex” consists of the Van Eck Trusts and Market Vectors ETF Trust.

PRINCIPAL SHAREHOLDERS

Principal Holders Ownership

As of March 31, 2013, shareholders of record of 5% or more of the outstanding shares of each class of the Fund were as follows:

FUND AND CLASS	NAME AND ADDRESS OF OWNER	PERCENTAGE OF CLASS OF FUND OWNED

Emerging Markets Fund Class A	UBS Wealth Management US Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	7.40%

Emerging Markets Fund Class A	Charles Schwab & Co., Inc. Special Custody Acct. FBO Customers Instl. Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1905	5.86%

Emerging Markets Fund Class A	Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of its Customers Att: Fund Administration 4800 Deer Lake Dr. East, 3rd Floor Jacksonville, FL 32246-6484	5.10%

Emerging Markets Fund Class C	Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of its Customers Att: Fund Administration 4800 Deer Lake Dr. East, 3rd Floor Jacksonville, FL 32246-6484	27.90%

Emerging Markets Fund Class C	First Clearing LLC Special Custody Omnibus Account For Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	15.91%

Emerging Markets Fund Class C	UBS Wealth Management US Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	9.64%

Emerging Markets Fund Class I	Van Eck Absolute Return Advisers Corp. Att: Bruce Smith 335 Madison Ave., 19th Floor New York, NY 10017-4611	95.84%

Emerging Markets Fund Class Y	Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of its Customers Att: Fund Administration 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	46.80%

Emerging Markets Fund Class Y	Charles Schwab & Co., Inc. Special Custody Acct. FBO Customers Instl. Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1905	14.18%

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FUND AND CLASS	NAME AND ADDRESS OF OWNER	PERCENTAGE OF CLASS OF FUND OWNED

Emerging Markets Fund Class Y	Counsel Trust DBA Mid Atlantic Trust Co. FBO Van Eck Associates PSP & Trust 335 Madison Ave. New York, NY 10017-4611	9.91%

Emerging Markets Fund Class Y	First Clearing LLC Special Custody Omnibus Account For Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	8.48%

Emerging Markets Fund Class Y	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	5.74%

Global Hard Assets Fund Class A	UBS Wealth Management US Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	14.48%

Global Hard Assets Fund Class A	Charles Schwab & Co., Inc. Special Custody Acct. FBO Customers Instl. Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1905	10.45%

Global Hard Assets Fund Class A	Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of its Customers Att: Fund Administration 4800 Deer Lake Dr. East, 3rd Floor Jacksonville, FL 32246-6484	6.08%

Global Hard Assets Fund Class C	Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of its Customers Att: Fund Administration 4800 Deer Lake Dr. East, 3rd Floor Jacksonville, FL 32246-6484	22.86%

Global Hard Assets Fund Class C	Raymond James Omni Account M/F Attn: Courtney Waller 880 Carillon PKWY Saint Petersburg, FL 33716-1102	18.52%

Global Hard Assets Fund Class C	First Clearing LLC Special Custody Omnibus Account For Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	9.88%

Global Hard Assets Fund Class C	UBS Wealth Management US Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	9.09%

Global Hard Assets Fund Class I	Charles Schwab & Co., Inc. Special Custody Acct. FBO Customers Instl. Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1905	25.10%

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FUND AND CLASS	NAME AND ADDRESS OF OWNER	PERCENTAGE OF CLASS OF FUND OWNED

Global Hard Assets Fund Class Y	Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of its Customers Att: Fund Administration 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	30.45%

Global Hard Assets Fund Class Y	First Clearing LLC Special Custody Omnibus Account For Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	19.00%

International Investors Gold Fund Class A	Charles Schwab & Co., Inc. Special Custody Acct. FBO Customers Instl. Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1905	8.36%

International Investors Gold Fund Class A	First Clearing LLC Special Custody Omnibus Account For Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	8.24%

International Investors Gold Fund Class A	UBS Wealth Management US Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	6.60%

International Investors Gold Fund Class A	Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of its Customers Att: Fund Administration 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	5.42%

International Investors Gold Fund Class C	Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of its Customers Att: Fund Administration 4800 Deer Lake Dr. East, 3rd Floor Jacksonville, FL 32246-6484	21.54%

International Investors Gold Fund Class C	First Clearing LLC Special Custody Omnibus Account For Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	15.90%

International Investors Gold Fund Class C	Raymond James Omni Account M/F Attn: Courtney Waller 880 Carillon PKWY Saint Petersburg, FL 33716-1102	8.85%

International Investors Gold Fund Class C	UBS Wealth Management US Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	7.38%

International Investors Gold Fund Class I	Northern Trust Company Custodian FB ALSAC-St. Jude Hospitals a/c 2646241 PO Box 92956 Chicago, IL 60675-2956	18.46%

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FUND AND CLASS	NAME AND ADDRESS OF OWNER	PERCENTAGE OF CLASS OF FUND OWNED

International Investors Gold Fund Class I	The Kansas University Endowment Association P.O.Box 928 Lawrence, KS 66044-0928	13.36%

International Investors Gold Fund Class I	National Financial Services, LLC For Glenmede Trust Co. PO Box 58997 Philadelphia PA 19102-8997	13.35%

International Investors Gold Fund Class I	Charles Schwab & Co., Inc. Special Custody Acct. FBO Customers Instl. Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1905	11.10%

International Investors Gold Fund Class Y	Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of its Customers Att: Fund Administration 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	34.23%

International Investors Gold Fund Class Y	First Clearing LLC Special Custody Omnibus Account For Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	22.11%

International Investors Gold Fund Class Y	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	6.29%

Unconstrained Emerging Markets Bond Fund Class A	UBS Wealth Management US Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	30.93%

Unconstrained Emerging Markets Bond Fund Class A	Charles Schwab & Co., Inc. Special Custody Acct. FBO Customers Instl. Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1905	21.67%

Unconstrained Emerging Markets Bond Fund Class A	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	5.48%

Unconstrained Emerging Markets Bond Fund Class C	Raymond James Omni Account M/F Attn: Courtney Waller 880 Carillon PKWY Saint Petersburg FL 33716-1102	18.30%

Unconstrained Emerging Markets Bond Fund Class C	UBS Wealth Management US Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	15.51%

Unconstrained Emerging Markets Bond Fund Class C	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	31.25%

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FUND AND CLASS	NAME AND ADDRESS OF OWNER	PERCENTAGE OF CLASS OF FUND OWNED

Unconstrained Emerging Markets Bond Fund Class I	Independence Trust Company FBO Stonemor PO Box 682188 Franklin, TN 37068-2188	22.68%

Unconstrained Emerging Markets Bond Fund Class I	Stratevest & Co. FBO Stonemor c/o TD Bank PO Box 1034 Cherry Hill, NJ 08034-0009	12.94%

Unconstrained Emerging Markets Bond Fund Class I	SEI Private Trust Company c/o Suntrust Bank ID 866 Attn: Mutual Funds Administrator One Freedom Valley Dr. Oaks, PA 19456-9989	9.90%

Unconstrained Emerging Markets Bond Fund Class I	Saxon & Co. FBO 40-40-090-4099990 Omnibus Cash PO Box 7780-1888 Philadelphia, PA 19182-0001	8.58%

Unconstrained Emerging Markets Bond Fund Class I	National Financial Services, LLC 636 Ivy Ln. San Antonio, TX 78209-2827	7.77%

Unconstrained Emerging Markets Bond Fund Class Y	Foliofn Investments Inc. FBO Institutional Advisors 8180 Greensboro Dr., 8th Floor McLean, VA 22102-3865	32.44%

Unconstrained Emerging Markets Bond Fund Class Y	Counsel Trust DBA Mid Atlantic Trust Co. FBO Van Eck Associates 335 Madison Ave. New York, NY 10017-4611	14.52%

Unconstrained Emerging Markets Bond Fund Class Y	Raymond James Omni Account M/F Attn: Courtney Waller 880 Carillon PKWY Saint Petersburg FL 33716-1102	8.48%

Unconstrained Emerging Markets Bond Fund Class Y	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	7.90%

Unconstrained Emerging Markets Bond Fund Class Y	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	7.30%

Control Person Ownership

As of March 31, 2013, no person owned directly or through one or more controlled companies more than 25% of the voting securities of a Fund.

POTENTIAL CONFLICTS OF INTEREST

The Adviser (and its principals, affiliates or employees) may serve as investment adviser to other client accounts and conduct investment activities for their own accounts. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Funds. When the Adviser implements investment strategies for Other Clients that are similar or directly contrary to the positions taken by a Fund, the prices of the Fund’s securities may

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be negatively affected. For example, when purchase or sales orders for a Fund are aggregated with those of other Funds and/or Other Clients and allocated among them, the price that the Fund pays or receives may be more in the case of a purchase or less in a sale than if the Adviser served as adviser to only the Fund. When Other Clients are selling a security that a Fund owns, the price of that security may decline as a result of the sales. The compensation that the Adviser receives from Other Clients may be higher than the compensation paid by a Fund to the Adviser. The Adviser does not believe that its activities materially disadvantage a Fund. The Adviser has implemented procedures to monitor trading across the Funds and its Other Clients.

PROXY VOTING POLICIES AND PROCEDURES

The Funds’ proxy voting record is available upon request and on the SEC’s website at http://www.sec.gov. Proxies for each Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds is available through the Funds’ website, at vaneck.com, or by writing to 335 Madison Avenue, 19th Floor, New York, New York 10017. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

CODE OF ETHICS

The Funds, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel (the “Personnel”). The Code of Ethics requires that all trading in securities that are being purchased or sold, or are being considered for purchase or sale, by the Funds must be approved in advance by the Head of Trading, the Director of Research and the Chief Compliance Officer of the Adviser. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale for a Fund on the day that the personnel of the Adviser requests pre-clearance, or otherwise if it is determined that the personal trading activity will not have a negative or appreciable impact on the price or market of the security, or is of such a nature that it does not present the dangers or potential for abuses that are likely to result in harm or detriment to the Fund. At the end of each calendar quarter, all Personnel must file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

Generally, all Personnel must obtain approval prior to conducting any transaction in securities. Independent Trustees, however, are not required to obtain prior approval of personal securities transactions. A Personnel member may purchase securities in an IPO or private placement, provided that he or she obtains pre-clearance of the purchase and makes certain representations.

PURCHASE OF SHARES

The Funds may invest in securities or futures contracts listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays (i.e., days on which the Fund is not open for business). Consequently, since the Fund will compute its net asset values only Monday through Friday, exclusive of national business holidays, the net asset values of shares of the Fund may be significantly affected on days when an investor has no access to the Fund. The sale of shares will be suspended during any period when the determination of net asset value is suspended, and may be suspended by the Board whenever the Board judges it is in the Fund’s best interest to do so.

Certificates for shares of the Funds will not be issued.

If you purchase shares through a financial intermediary, different purchase minimums may apply. Van Eck reserves the right to waive the investment minimums under certain circumstances.

The Funds may reject a purchase order for any reason, including an exchange purchase, either before or after the purchase.

Van Eck reserves the right to allow a financial intermediary that has a Class I Agreement with Van Eck to purchase shares for its own omnibus account and for its clients’ accounts in Class I shares of a Fund on behalf of its eligible clients which are Employer-Sponsored Retirement Plans with plan assets of $3 million or more.

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AVAILABILITY OF DISCOUNTS

An investor or the Broker or Agent must notify DST or the Distributor at the time of purchase whenever a quantity discount or reduced sales charge is applicable to a purchase. Quantity discounts described above may be modified or terminated at any time without prior notice.

BREAKPOINT LINKAGE RULES FOR DISCOUNTS

The term “spouse” also includes civil union and common law marriage as defined by the state laws of residence. The term “child” also includes stepchild. Trust accounts may be linked by trustee if the primary owner or family member is related, by trustee, by grantor and by beneficiary.

VALUATION OF SHARES

The net asset value per share of each of the Funds is computed by dividing the value of all of a Fund’s securities plus cash and other assets, less liabilities, by the number of shares outstanding. The net asset value per share is computed as of the close of the NYSE, usually 4:00 p.m. New York time, Monday through Friday, exclusive of national business holidays. The Funds will be closed on the following national business holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (or the days on which these holidays are observed).

Shares of the Funds are sold at the public offering price, which is determined once each day the Funds are open for business and is the net asset value per share. The net asset values need not be computed on a day in which no orders to purchase, sell or redeem shares of the Funds have been received.

Dividends paid by a Fund with respect to Class A, Class C, Class I and Class Y shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the higher distribution services fee and any incremental transfer agency and registration costs relating to Class C shares will be borne exclusively by that Class. The Board has determined that currently no conflict of interest exists between the Class A, Class C, Class I and Class Y shares. On an ongoing basis, the Board, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

Class A shares of the Funds are sold at the public offering price, which is determined once each day the Funds are open for business and is the net asset value per share plus a sales charge in accordance with the schedule set forth in the Prospectuses.

Set forth below is an example of the computation of the public offering price for a Class A share of each Fund on December 31, 2012, under the then-current maximum sales charge:

	INTERNATIONAL INVESTORS GOLD FUND - CLASS A	GLOBAL HARD ASSETS - CLASS A	EMERGING MARKETS FUND - CLASS A	UNCONSTRAINED EMERGING MARKETS BOND FUND – CLASS A

Net asset value and repurchase price per share on $.001 par value capital shares outstanding	$16.81	$43.64	$12.94	$9.54

Maximum sales charge (as described in the Prospectuses)	$1.03	$2.66	$0.79	$0.58

Maximum offering price per share	$17.84	$46.30	$13.73	$10.12

In determining whether a deferred sales charge is applicable to Class C shares, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first from any Class A shares in the shareholder’s Fund account (unless a specific request is made to redeem a specific class of shares), Class C shares held for over one year and shares attributable to appreciation or shares acquired pursuant to reinvestment, and third of any Class C shares held longest during the applicable period.

The value of a financial futures or commodity futures contract equals the unrealized gain or loss on the contract that is determined by marking it to the current settlement price for a like contract acquired on the day on which the commodity futures contract is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Securities or futures contracts for which market quotations are readily available are

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valued at market value, which is currently determined using the last reported sale price. If no sales are reported as in the case of most securities traded over-the-counter, securities are valued at the mean of their bid and asked prices at the close of trading on the NYSE. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board as the primary market. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market. Options are valued at the last sales price, unless the last sales price does not fall within the bid and ask prices at the close of the market, at which time the mean of the bid and ask prices is used. All other securities are valued at their fair value as determined in good faith by the Board. Foreign securities or futures contracts quoted in foreign currencies are valued at appropriately translated foreign market closing prices or as the Board may prescribe.

Generally, trading in foreign securities and futures contracts, as well as corporate bonds, United States Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in determining the net asset value of the shares of the Funds may be computed as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between such times and the close of the NYSE which will not be reflected in the computation of the Funds’ net asset values. If events materially affecting the value of such securities occur during such period then these securities may be valued at their fair value as determined in good faith by the Board.

Each Fund’s investments are generally valued based on market quotations which may be based on quotes obtained from a quotation reporting system, established market makers, broker dealers or by an outside independent pricing service. When market quotations are not readily available for a portfolio security, a Fund must use the security’s “fair value” as determined in good faith in accordance with the Funds’ Fair Value Pricing Procedures, which are approved by the Board. As a general principle, the current fair value of a security is the amount which a Fund might reasonably expect to receive for the security upon its current sale. The Funds’ Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board and for administering the process used to arrive at fair value prices. Factors that may cause a Fund to use the fair value of a portfolio security to calculate the Fund’s NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or “stale” because its price doesn’t change in 5 consecutive business days, (4) the Investment Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, and the forces influencing the market in which the security is traded.

Foreign securities in which the Funds invest may be traded in markets that close before the time that each Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Adviser’s determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee’s determination of the effect of the U.S. significant event with respect to each local market.

The Board authorized the Adviser to retain an outside pricing service to value certain portfolio securities. The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

There can be no assurance that the Funds could purchase or sell a portfolio security at the price used to calculate the Funds’ NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Funds’ fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

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EXCHANGE PRIVILEGE

Shareholders of a Fund may exchange their shares for shares of the same class of other funds in the Trust. The Exchange Privilege will not be available if the proceeds from a redemption of shares of a Fund whose shares qualify are paid directly to the shareholder. The Exchange Privilege is not available for shares which are not on deposit with DST or State Street Bank and Trust Company (“SSBT”), or shares which are held in escrow pursuant to a Letter of Intent. If certificates representing shares of a Fund accompany a written exchange request, such shares will be deposited into an account with the same registration as the certificates upon receipt by DST.

The Funds each reserve the right to (i) charge a fee of not more than $5.00 per exchange payable to a Fund or charge a fee reasonably intended to cover the costs incurred in connection with the exchange; (ii) establish a limit on the number and amount of exchanges made pursuant to the Exchange Privilege, as disclosed in the Prospectuses and (iii) terminate the Exchange Privilege without written notice. In the event of such termination, shareholders who have acquired their shares pursuant to the Exchange Privilege will be afforded the opportunity to re-exchange such shares for shares of the Fund originally purchased without sales charge, for a period of not less than three (3) months.

By exercising the Exchange Privilege, each shareholder whose shares are subject to the Exchange Privilege will be deemed to have agreed to indemnify and hold harmless the Trust and each of its series, their Adviser, sub-investment adviser (if any), distributor, transfer agent, SSBT and the officers, directors, employees and agents thereof against any liability, damage, claim or loss, including reasonable costs and attorneys’ fees, resulting from acceptance of, or acting or failure to act upon, or acceptance of unauthorized instructions or non-authentic telephone instructions given in connection with, the Exchange Privilege, so long as reasonable procedures are employed to confirm the authenticity of such communications. (For more information on the Exchange Privilege, see the Prospectuses).

CLASS CONVERSIONS

Eligible shareholders may convert their shares from one class to another class within the same Fund, without any conversion fee, upon request by such shareholders or their financial intermediaries. For federal income tax purposes, a same-fund conversion from one class to another is not expected to result in the realization by the shareholder of a capital gain or loss (non-taxable conversion). Generally, Class C shares subject to a contingent deferred redemption charge (“CDRC”) and Class A shares subject to a contingent deferred sales charge (“CDSC”) are not eligible for conversion until the applicable CDRC or CDSC period has expired. Not all share classes are available through all financial intermediaries or all their account types or programs. To determine whether you are eligible to invest in a specific class of shares, see the section of the Prospectuses entitled “Shareholder Information - How to Choose a Class of Shares” and contact your financial intermediary for additional information.

INVESTMENT PROGRAMS

Dividend Reinvestment Plan. Reinvestments of dividends of the Funds will occur on a date selected by the Board.

Automatic Exchange Plan. Investors may arrange under the Automatic Exchange Plan to have DST collect a specified amount once a month or quarter from the investor’s account in one of the Funds and purchase full and fractional shares of another Fund in the same class at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Exchange Plan are given in the application which is available from DST or the Funds. Class C shares are not eligible.

An investor should realize that he is investing his funds in securities subject to market fluctuations, and accordingly the Automatic Exchange Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Exchange Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.

The expenses of the Automatic Exchange Plan are general expenses of a Fund and will not involve any direct charge to the participating shareholder. The Automatic Exchange Plan is completely voluntary and may be terminated on fifteen days’ notice to DST.

Letter of Intent (“LOI” or “Letter”). For LOIs, out of an initial purchase (or subsequent purchases if necessary), 5% of the specified dollar amount of an LOI will be held in escrow by DST in a shareholder’s account until the shareholder’s total purchases of the Funds (except the Money Fund) pursuant to the LOI plus a shareholder’s accumulation credit (if any) equal the amount specified in the Letter. A purchase not originally made pursuant to an LOI may be included under a backdated Letter executed within 90 days of such purchase (accumulation credit). If total purchases pursuant to the Letter plus any accumulation credit are less than the specified amount of the Letter, the

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shareholder must remit to the Distributor an amount equal to the difference in the dollar amount of sales charge the shareholder actually paid and the amount of sales charge which the shareholder would have paid on the aggregate purchases if the total of such purchases had been made at a single time. If the shareholder does not within 20 business days after written request by the dealer or bank or by the Distributor pay such difference in sales charge, DST, upon instructions from the Distributor, is authorized to cause to be repurchased (liquidated) an appropriate number of the escrowed shares in order to realize such difference. A shareholder irrevocably constitutes and appoints DST, as escrow agent, to surrender for repurchase any or all escrowed shares with full power of substitution in the premises and agree to the terms and conditions set forth in the Prospectuses and SAI. A LOI is not effective until it is accepted by the Distributor.

Automatic Investment Plan. Investors may arrange under the Automatic Investment Plan to have DST collect a specified amount once a month or quarter from the investor’s checking account and purchase full and fractional shares of a Fund at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Investment Plan are given in the application which is available from DST or the Funds.

An investor should realize that he is investing his funds in securities subject to market fluctuations, and accordingly the Automatic Investment Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Investment Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.

The expenses of the Automatic Investment Plan are general expenses of a Fund and will not involve any direct charge to the participating shareholder. The Automatic Investment Plan is completely voluntary. The Automatic Investment Plan may be terminated on thirty days’ notice to DST.

Automatic Withdrawal Plan. The Automatic Withdrawal Plan is designed to provide a convenient method of receiving fixed redemption proceeds at regular intervals from shares of a Fund deposited by the investor under this Plan. Class C shares are not eligible, except for automatic withdrawals for the purpose of retirement account distributions. Further details of the Automatic Withdrawal Plan are given in the application, which is available from DST or the Funds.

In order to open an Automatic Withdrawal Plan, the investor must complete the Application and deposit or purchase for deposit, with DST, the agent for the Automatic Withdrawal Plan, shares of a Fund having a total value of not less than $10,000 based on the offering price on the date the Application is accepted, except for automatic withdrawals for the purpose of retirement account distributions.

Income dividends and capital gains distributions on shares under an Automatic Withdrawal Plan will be credited to the investor’s Automatic Withdrawal Plan account in full and fractional shares at the net asset value in effect on the reinvestment date.

Periodic checks for a specified amount will be sent to the investor, or any person designated by him, monthly or quarterly (January, April, July and October). A Fund will bear the cost of administering the Automatic Withdrawal Plan.

Redemption of shares of a Fund deposited under the Automatic Withdrawal Plan may deplete or possibly use up the initial investment plus income dividends and distributions reinvested, particularly in the event of a market decline. In addition, the amounts received by an investor cannot be considered an actual yield or income on his investment, since part of such payments may be a return of his capital. The redemption of shares under the Automatic Withdrawal Plan may give rise to a taxable event.

The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of a Fund would be disadvantageous because of the sales charge payable with respect to such purchases. An investor may not have an Automatic Withdrawal Plan in effect and at the same time have in effect an Automatic Investment Plan or an Automatic Exchange Plan. If an investor has an Automatic Investment Plan or an Automatic Exchange Plan, such service must be terminated before an Automatic Withdrawal Plan may take effect.

The Automatic Withdrawal Plan may be terminated at any time (1) on 30 days notice to DST or from DST to the investor, (2) upon receipt by DST of appropriate evidence of the investor’s death or (3) when all shares under the Automatic Withdrawal Plan have been redeemed. Upon termination, unless otherwise requested, certificates representing remaining full shares, if any, will be delivered to the investor or his duly appointed legal representatives.

SHARES PURCHASED BY NON-U.S. FINANCIAL INSTITUTIONS

Class A shares of the Funds which are sold with a sales charge may be purchased by a foreign bank or other foreign fiduciary account, with an international selling agreement, for the benefit of foreign investors at the sales charge applicable to the Funds’ $500,000 breakpoint level, in lieu of the sales charge in the above scale. The Distributor has entered into arrangements with foreign financial institutions pursuant to which such institutions may be compensated by the Distributor from its own resources for assistance in distributing Fund shares. Clients of Netherlands’ insurance

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companies who are not U.S. citizens or residents may purchase shares without a sales charge. Clients of fee-only advisors that purchase shares through a foreign bank or other foreign fiduciary account for the benefit of foreign investors may purchase shares without a sales charge.

TAXES

The following summary outlines certain federal income tax considerations relating to an investment in the Fund by a taxable U.S. investor (as defined below). This summary is intended only to provide general information to U.S. investors that hold the shares as a capital asset, is not intended as a substitute for careful tax planning, does not address any foreign, state or local tax consequences of an investment in the Fund, and does not address the tax considerations that may be relevant to investors subject to special treatment under the Code. This summary should not be construed as legal or tax advice. This summary is based on the provisions of the Code, applicable U.S. Treasury regulations, administrative pronouncements of the IRS and judicial decisions in effect as of March 2013. Those authorities may be changed, possibly retroactively, or may be subject to differing interpretations so as to result in U.S. federal income tax consequences different from those summarized herein. Prospective investors should consult their own tax advisors concerning the potential federal, state, local and foreign tax consequences of an investment in the Fund, with specific reference to their own tax situation.

As used herein, the term “U.S. investor” means an investor that, for U.S. federal income tax purposes, is (1) an individual who is a citizen or resident of the U.S., (2) a corporation, or other entity taxable as a corporation, that is created or organized in or under the laws of the U.S. or of any political subdivision thereof, (3) an estate, the income of which is subject to U.S. federal income tax regardless of its source, or (4) a trust if (i) it is subject to the primary supervision of a court within the U.S. and one or more U.S. persons as described in Code Section 7701(a)(30) have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person. If a partnership or other entity treated as a partnership holds the shares, the tax treatment of a partner in such partnership or equity owner in such other entity generally will depend on the status of the partner or equity owner and the activities of the partnership or other entity.

TAXATION OF THE FUNDS—IN GENERAL

Each of the Funds intends to continue to qualify and elect to be treated each taxable year as a “regulated investment company” under Subchapter M of the Code. To so qualify, each Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) satisfy certain diversification requirements.

As a regulated investment company, a Fund will not be subject to federal income tax on its net investment income and capital gain net income (net long-term capital gains in excess of net short-term capital losses) that it distributes to shareholders if at least 90% of its net investment company taxable income for the taxable year is distributed. However, if for any taxable year a Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distribution to shareholders, and such distributions will be taxable to shareholders as dividend income to the extent of the Fund’s current or accumulated earnings or profits.

Each Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute, or be deemed to have distributed, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve month period ending on October 31 (or December 31, if the Fund so elects), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. The Funds intend to make sufficient distributions to avoid this 4% excise tax.

TAXATION OF THE FUNDS’ INVESTMENTS

Original Issue Discount and Market Discount. For federal income tax purposes, debt securities purchased by the Funds may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Funds, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of the Funds each year is determined on the basis

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of a constant yield to maturity which takes into account the compounding of accrued interest. Because the Funds must include original issue discount in income, it will be more difficult for the Funds to make the distributions required for them to maintain their status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

Debt securities may be purchased by the Funds at a discount which exceeds the original issue discount remaining on the securities, if any, at the time the Funds purchased the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Funds elect to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Funds may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless they make the election to include market discount currently.

Options and Futures Transactions. Certain of the Funds’ investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Funds’ income for purposes of the 90% test, the excise tax and the distribution requirements applicable to regulated investment companies, (ii) defer recognition of realized losses, and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to options and futures contracts. The extent to which the Funds make such investments may be materially limited by these provisions of the Code.

Foreign Currency Transactions. Under Section 988 of the Code, special rules are provided for certain foreign currency transactions. Foreign currency gains or losses from foreign currency contracts (whether or not traded in the interbank market), from futures contracts on foreign currencies that are not “regulated futures contracts,” and from unlisted or equity options are treated as ordinary income or loss under Section 988. The Funds may elect to have foreign currency related regulated futures contracts and listed non-equity options be subject to ordinary income or loss treatment under Section 988. In addition, in certain circumstances, the Funds may elect capital gain or loss treatment for foreign currency transactions. The rules under Section 988 may also affect the timing of income recognized by the Funds. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investment in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the qualifying income test described above.

Subsidiary. As described in its Prospectus, International Investors Gold Fund intends to invest a portion of its assets in the Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes.

A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of such Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, foreign corporations, such as the Subsidiary, that do not conduct a U.S. trade or business are nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that the Subsidiary will derive income subject to such withholding tax.

The Subsidiary is expected to be treated as a controlled foreign corporation (“CFC”). International Investors Gold Fund will be treated as a “U.S. shareholder” of the Subsidiary. As a result, International Investors Gold Fund is expected to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income,” whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be “subpart F income.” International Investors Gold Fund’s recognition of the Subsidiary’s “subpart F income” will increase International Investors Gold Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to International Investors Gold Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce International Investors Gold Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Subsidiary’s parent Fund.

Recent and prospective Congressional and IRS actions may potentially impact the tax treatment of the Subsidiary. In December 2010, the President signed into law the Regulated Investment Company Modernization Act of

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2010 (the “RIC Modernization Act”), which updated certain tax rules applicable to regulated investment companies. Included in the House version of the RIC Modernization Act was a provision that would have allowed regulated investment companies to treat gains from commodities as qualifying income for purposes of their 90% gross income requirement, but that provision of the bill was not included in the version of the bill that was signed into law. An inference could be drawn from this legislative history that Congress considered whether income from commodities should be included in the definition of qualifying income and concluded that it should not.

The IRS may be taking the opportunity to reconsider whether the use of a subsidiary to invest in commodities frustrates the intention of the qualifying income requirement. The IRS has announced an internal review of its position with respect to the tax treatment of a regulated investment company subsidiary that invests in commodities or commodity-related investments, and a moratorium on the issuance of new private letter rulings with respect to them. International Investors Gold Fund has not received a private letter ruling on its investment in the Subsidiary. In addition, on December 20, 2011, the chairman and ranking member of the Senate Permanent Subcommittee on Investigations wrote to the Commissioner of the IRS, requesting the IRS to re-evaluate its position with respect to such subsidiaries and conclude that current law does not permit regulated investment companies to utilize them to make investments in commodities. It is possible that a change in the IRS’s position or Congressional action could cause the IRS to treat distributions from the Subsidiary as income that is not qualifying income for purposes of the 90% gross income requirement, which could lead to significant adverse tax consequences for International Investors Gold Fund.

TAXATION OF THE SHAREHOLDERS

Dividends of net investment income and the excess of net short-term capital gain over net long-term capital loss are generally taxable as ordinary income to shareholders. However, a portion of the dividend income received by a Fund may constitute qualified dividend income eligible for a maximum rate of tax of 20% to individuals, trusts and estates. If the aggregate amount of qualified dividend income received by a Fund during any taxable year is less than 95% of the Fund’s gross income (as specifically defined for that purpose), the qualified dividend rule applies only if and to the extent reported by the Fund as qualified dividend income. A Fund may report such dividends as qualified dividend income only to the extent the Fund itself has qualified dividend income for the taxable year with respect to which such dividends are made. Qualified dividend income is generally dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with comprehensive tax treaties with the United States, or the stock of which is readily tradable on an established securities market in the United States), provided the Fund has held the stock in such corporations for more than 60 days during the 121 day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend (the “holding period requirement”). In order to be eligible for the 20% maximum rate on dividends from the Fund attributable to qualified dividends, shareholders must separately satisfy the holding period requirement with respect to their Fund shares. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are properly reported by a Fund as such are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders, except to the extent of gain from a sale or disposition of collectibles, such as precious metals, taxable currently at a 28% rate. Any loss realized upon a taxable disposition of shares within a year from the date of their purchase will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by shareholders during such period.

Dividends of net investment income and distributions of net capital gain will be taxable as described above whether received in cash or reinvested in additional shares. When distributions are received in the form of shares issued by the Funds, the amount of the dividend/distribution deemed to have been received by participating shareholders generally is the amount of cash which would otherwise have been received. In such case, participating shareholders will have a basis for federal income tax purposes in each share received from the Funds equal to such amount of cash.

Dividends and/or distributions by the Funds result in a reduction in the net asset value of the Funds’ shares. Should a dividend/distribution reduce the net asset value below a shareholder’s cost basis, such dividend/distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a dividend/distribution. The price of shares purchased at that time includes the amount of any forthcoming dividend/distribution. Those investors purchasing shares just prior to a dividend/distribution will then receive a return of their investment upon payment of such dividend/distribution which will nevertheless be taxable to them.

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

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If a shareholder (i) incurs a sales load in acquiring shares in the Funds, and (ii) by reason of incurring such charge or making such acquisition acquires the right to acquire shares of one or more regulated investment companies without the payment of a load or with the payment of a reduced load (“reinvestment right”), and (iii) disposes of the shares before the 91st day after the date on which the shares were acquired, and (iv) subsequently acquires shares in that regulated investment company or in another regulated investment company and the otherwise applicable load charge is reduced pursuant to the reinvestment right, then the load charge will not be taken into account for purposes of determining the shareholder’s gain or loss on the disposition. For sales charges incurred in taxable years beginning after December 22, 2010, this sales charge deferral rule shall apply only when a shareholder makes such new acquisition of Fund shares or shares of a different regulated investment company during the period beginning on the date the original Fund shares are disposed of and ending on January 31 of the calendar year following the calendar year of the disposition of the original Fund shares. To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder’s basis in such shares.

Each Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The U.S. has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries is not known. If more than 50% of the value of a Fund’s total assets at the close of a taxable year consists of stocks or securities in foreign corporations, and the Fund satisfies the holding period requirements, the Fund may elect to pass through to its shareholders the foreign income taxes paid thereby. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received by the shareholders, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. The shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit may be allowed for shareholders who hold shares of the Fund for at least 16 days during the 31-day period beginning on the date that is 15 days before the ex-dividend date. Under certain circumstances, individual shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year can elect to claim the foreign tax credit for these amounts directly on their federal income tax returns (IRS Forms 1040) without having to file a separate Form 1116 or having to comply with most foreign tax credit limitations, provided certain other requirements are met.

Each Fund may be required to backup withhold federal income tax at a current rate of 28% from dividends paid to any shareholder who fails to furnish a certified taxpayer identification number (“TIN”) or who fails to certify that he or she is exempt from such withholding, or who the IRS notifies the Fund as having provided the Fund with an incorrect TIN or failed to properly report interest or dividends for federal income tax purposes. Any such withheld amount will be fully creditable on the shareholder’s U.S. federal income tax return, provided certain requirements are met. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties.

New Legislation. For taxable years beginning on or after January 1, 2013, a 3.8% Medicare contribution tax will be imposed on the net investment income of certain high-income individuals, trusts and estates. For this purpose, net investment income generally includes, among other things, distributions paid by the Fund, including capital gain dividends (but excluding exempt interest dividends), and any net gain from the sale of Fund shares.

FOREIGN ACCOUNT TAX COMPLIANCE ACT

The Foreign Account Tax Compliance Act (or “FATCA”) may impose withholding taxes on certain types of U.S. source income “withholdable payments” (including dividends, rents, gains from the sale of equity securities and certain interest payments) made to “foreign financial institutions” and certain other non-financial foreign entities unless (i) the foreign financial institution undertakes certain diligence and reporting obligations or (ii) the non-financial foreign entity either certifies it does not have any substantial U.S. owners or furnishes identifying information regarding each substantial U.S. owner. To avoid withholding upon receipt of payments, a foreign financial institution must enter into an agreement with the U.S. Treasury requiring, among other things, that it undertake to identify accounts held by certain U.S. persons or U.S.-owned foreign entities, annually report certain information about such accounts, and withhold 30% on payments to account holders whose actions prevent it from complying with these reporting and other requirements. Withholding under this legislation on withholdable payments to foreign financial institutions and non-financial foreign entities is expected to apply after December 31, 2016 with respect to gross proceeds of a disposition of property that can produce U.S. source interest or dividends and after December 31, 2013 with respect to other withholdable payments (although the legislation may apply sooner for such other withholdable payments made to non-financial foreign entities). Prospective investors should consult their own tax advisors regarding this new legislation.

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TAXATION OF NON-U.S. INVESTORS

The foregoing summary of certain federal income tax considerations does not apply to potential investors in the Fund that are not U.S. investors (“Non-U.S. investors”). Distributions of ordinary income paid to Non-U.S. investors generally will be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences discussed above.

REDEMPTIONS IN KIND

The Trust has elected to have the ability to redeem its shares in kind, committing itself to pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of such company at the beginning of such period.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Dealers and intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.

DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on April 3, 1985. The Board has authority to issue an unlimited number of shares of beneficial interest of each Fund, $.001 par value. The Trust currently consists of seven separate series: Multi-Manager Alternatives Fund, Long/Flat Commodity Index Fund, CM Commodity Index Fund and the Funds.

The Funds are classified as non-diversified funds under the 1940 Act. A diversified fund is a fund which meets the following requirements: At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purpose of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer. A non-diversified fund is any fund other than a diversified fund. This means that the Fund at the close of each quarter of its taxable year must, in general, limit its investment in the securities of a single issuer to (i) no more than 25% of its assets, (ii) with respect to 50% of the Fund’s assets, no more than 5% of its assets, and (iii) the Fund will not own more than 10% of outstanding voting securities. A Fund is a separate pool of assets of the Trust which is separately managed and which may have a different investment objective from that of another Fund. The Board has the authority, without the necessity of a shareholder vote, to create any number of new series.

Each share of a Fund has equal dividend, redemption and liquidation rights and when issued is fully paid and non-assessable by the Trust. Under the Trust’s Amended and Restated Master Trust Agreement, as amended (the “Master Trust Agreement”), no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act. The Board is a self-perpetuating body unless and until fewer than 50% of the Trustees, then serving as Trustees, are Trustees who were elected by shareholders. At that time a meeting of shareholders will be called to elect additional trustees. On any matter submitted to the shareholders, the holder of each Trust share is entitled to one vote per share (with proportionate voting for fractional shares). Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares, and holders of ten percent or more of the outstanding shares of the Trust can require the Board to call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. Shares of each Fund vote as a separate class, except with respect to the election of Trustees and as otherwise required by the 1940 Act. On matters affecting an individual Fund, a separate vote of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter not affecting that Fund. In accordance with the 1940 Act, under certain circumstances, the Trust will assist shareholders in communicating with other shareholders in connection with calling a special meeting of shareholders.

Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liability for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument

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entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust’s property of all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.

ADDITIONAL INFORMATION

Custodian. State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111 is the custodian of the Trust’s portfolio securities, cash, coins and bullion. The Custodian is authorized, upon the approval of the Trust, to establish credits or debits in dollars or foreign currencies with, and to cause portfolio securities of a Fund to be held by its overseas branches or subsidiaries, and foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC.

Transfer Agent. DST Systems, Inc., 210 West 10th Street, Kansas City, MO 64105 serves as transfer agent for the Trust.

Independent Registered Public Accounting Firm. Ernst & Young LLP, Five Times Square, New York, NY 10036 serves as independent registered public accounting firm for the Trust.

Counsel. Goodwin Procter LLP, Exchange Place, Boston, MA 02109 serves as counsel to the Trust.

FINANCIAL STATEMENTS

The audited financial statements for the fiscal year ended December 31, 2012 of the Funds are hereby incorporated by reference from the Funds’ Annual Report to shareholders, which is available at no charge by visiting the Van Eck website at vaneck.com, or upon written or telephone request to the Trust at the address or telephone number set forth on the first page of this SAI.

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APPENDIX A:

ADVISER’S PROXY VOTING POLICIES

VAN ECK GLOBAL PROXY VOTING POLICIES

Van Eck Global (the “Adviser”) has adopted the following policies and procedures which are reasonably designed to ensure that proxies are voted in a manner that is consistent with the best interests of its clients in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940. When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.

Rule 206(4)-6 also requires the Adviser to disclose information about the proxy voting procedures to its clients and to inform clients how to obtain information about how their proxies were voted. Additionally, Rule 204-2 under the Advisers Act requires the Adviser to maintain certain proxy voting records.

An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a “fraudulent, deceptive, or manipulative” act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

The Adviser intends to vote all proxies in accordance with applicable rules and regulations, and in the best interests of clients without influence by real or apparent conflicts of interest. To assist in its responsibility for voting proxies and the overall voting process, the Adviser has engaged an independent third party proxy voting specialist, Glass Lewis & Co., LLC. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and recordkeeping.

Resolving Material Conflicts of Interest

When a material conflict of interest exists, proxies will be voted in the following manner:

1.	Strict adherence to the Glass Lewis guidelines , or

2.	The potential conflict will be disclosed to the client:
a.	with a request that the client vote the proxy,
b.	with a recommendation that the client engage another party to determine how the proxy should be voted or
c.	if the foregoing are not acceptable to the client, disclosure of how Van Eck intends to vote and a written consent to that vote by the client.

Any deviations from the foregoing voting mechanisms must be approved by the Chief Compliance Officer with a written explanation of the reason for the deviation.

A material conflict of interest means the existence of a business relationship between a portfolio company or an affiliate and the Adviser, any affiliate or subsidiary, or an “affiliated person” of a Van Eck mutual fund. Examples of when a material conflict of interest exists include a situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that

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is a significant selling agent of the Adviser’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser’s assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.

Client Inquiries

All inquiries by clients as to how the Adviser has voted proxies must immediately be forwarded to Portfolio Administration.

Disclosure to Clients:

1.	Notification of Availability of Information
a.	Client Brochure - The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from the Adviser on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually. The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.
2.	Availability of Proxy Voting Information
a.	At the client’s request or if the information is not available on the Adviser’s website, a hard copy of the account’s proxy votes will be mailed to each client.

Recordkeeping Requirements

1.	Van Eck will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:
a.	proxy statements received;
b.	identifying number for the portfolio security;
c.	shareholder meeting date;
d.	brief identification of the matter voted on;
e.	whether the vote was cast on the matter;
f.	how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
g.	records of written client requests for information on how the Adviser voted proxies on behalf of the client;
h.	a copy of written responses from the Adviser to any written or oral client request for information on how the Adviser voted proxies on behalf of the client; and any documents prepared by the Adviser that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.

2.	Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.

3.	If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client’s best interest.
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4.	Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of the Adviser. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.

Voting Foreign Proxies

At times the Adviser may determine that, in the best interests of its clients, a particular proxy should not be voted. This may occur, for example, when the cost of voting a foreign proxy (translation, transportation, etc.) would exceed the benefit of voting the proxy or voting the foreign proxy may cause an unacceptable limitation on the sale of the security. Any such instances will be documented by the Portfolio Manager and reviewed by the Chief Compliance Officer.

Securities Lending

Certain portfolios managed by the Adviser participate in securities lending programs to generate additional revenue. Proxy voting rights generally pass to the borrower when a security is on loan. The Adviser will use its best efforts to recall a security on loan and vote such securities if the Portfolio Manager determines that the proxy involves a material event.

Proxy Voting Policy

The Adviser has reviewed the Glass Lewis Proxy Guidelines (“Guidelines”) and has determined that the Guidelines are consistent with the Adviser’s proxy voting responsibilities and its fiduciary duty with respect to its clients. The Adviser will review any material amendments to the Guidelines.

While it is the Adviser’s policy to generally follow the Guidelines, the Adviser retains the right, on any specific proxy, to vote differently from the Guidelines, if the Adviser believes it is in the best interests of its clients. Any such exceptions will be documented by the Adviser and reviewed by the Chief Compliance Officer.

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The portfolio manager or analyst covering the security is responsible for making proxy voting decisions. Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.

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I. OVERVIEW OF SIGNIFICANT UPDATES FOR 2013

Glass Lewis evaluates these guidelines on an ongoing basis and formally updates them on an annual basis. This year we’ve made noteworthy enhancements in the following areas, which are summarized below but discussed in greater detail throughout this document:

Board Responsiveness to a Significant Shareholder Vote

•	We’ve included a general section clarifying our long-standing approach in this area. Glass Lewis believes that any time 25% or more of shareholders vote against the recommendation of management, the board should demonstrate some level of engagement and responsiveness to address the shareholder concerns.

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The Role of a Committee Chairman

•	We’ve included a general section explaining our analysis of the role of a committee chairman. Glass Lewis believes that a designated committee chairman maintains primary responsibility for the actions of his or her respective committee. As such, many of our committee-specific vote recommendations deal with the applicable committee chair rather than the entire committee (depending on the seriousness of the issue). However, in cases where we would ordinarily recommend voting against a committee chairman but the chair is not specified, we apply the following general rules, which apply throughout our guidelines:

•	If there is no committee chair, we recommend voting against the longest-serving committee member or, if the longest-serving committee member cannot be determined, the longest-serving board member serving on the committee (i.e. in either case, the “senior director”);

•	If there is no committee chair, but multiple senior directors serving on the committee, we recommend voting against both (or all) such senior directors.

Public Company Executives and Excessive Board Memberships

•	We typically recommend voting against a director who serves as an executive officer of any public company while serving on more than two other public company boards. However, we will not recommend voting against the director at the company where he or she serves as an executive officer, only at the other public companies where he or she serves on the board.

Equity-Based Compensation Plan Proposals

•	We’ve added an item to our list of overarching principles on which we evaluate equity compensation plans, namely, that plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to “inverse” full-value award multipliers.

Exclusive Forum Provisions

•	While our general approach to exclusive forum provisions remains unchanged—that we

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recommend that shareholders vote against any bylaw or charter amendment seeking to adopt such a provision—we further explain that in certain cases we may support such a provision if the company: (i) provides a compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence of abuse of legal process in other, non-favored jurisdictions; and (iii) maintains a strong record of good corporate governance practices.

Real Estate Investment Trusts

•	We’ve included a general section on REITs and our approach to evaluating preferred stock issuances at these firms.

Business Development Companies

•	We’ve included a new section on our approach to analyzing business development companies and requests to sell shares at prices below Net Asset Value.

II. A BOARD OF DIRECTORS THAT SERVES THE INTERESTS OF SHAREHOLDERS

ELECTION OF DIRECTORS

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.

Independence

The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s service track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.

We look at each director nominee to examine the director’s relationships with the company, the

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company’s executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.

Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:

Independent Director – An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years1 before the inquiry are usually considered “current” for purposes of this test.

In our view, a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position. Glass Lewis applies a three-year look-back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look-back.

Affiliated Director – An affiliated director has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.2 This includes directors whose employers have a material financial relationship with the company.3 In addition, we view a director who owns or controls 20% or more of the company’s voting stock as an affiliate.4

We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

Definition of “Material”: A material relationship is one in which the dollar value exceeds:

•	$50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a direc-tor, including

1 NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look-back period to directors who have previously served as executives of the company on an interim basis for less than one year.

2 If a company classifies one of its non-employee directors as non-independent, Glass Lewis will classify that director as an affiliate.

3 We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”

4 This includes a director who serves on a board as a representative (as part of his or her basic responsibilities) of an in-vestment firm with greater than 20% ownership. However, while we will generally consider him/her to be affiliated, we will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.

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professional or other services; or

•	$120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm where the company pays the firm, not the individual, for services. This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;5 and any aircraft and real estate dealings between the company and the director’s firm; or

•	1% of either company’s consolidated gross revenue for other business relation-ships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).[6]

Definition of “Familial”: Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if the director has a family member who is employed by the company and who receives com-pensation of $120,000 or more per year or the compensation is not disclosed.

Definition of “Company”: A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

Inside Director – An inside director simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director.

VOTING RECOMMENDATIONS ON THE BASIS OF BOARD INDEPENDENCE

Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically7 recommend voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.

5 We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity. However, unlike for other types of related party transactions, Glass Lewis generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship ceases, we will consider the director to be independent.

6 This includes cases where a director is employed by, or closely affiliated with, a private equity firm that profits from an acquisition made by the company. Unless disclosure suggests otherwise, we presume the director is affiliated.

7 With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, we will consider recommending vot-ing against the directors subject to our concern at their next election if the concerning issue is not resolved.

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In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chairman’s presence.

In addition, we scrutinize avowedly “independent” chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

Committee Independence

We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.8 We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

Independent Chairman

Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chairman creates a better governance structure than a combined CEO/chairman position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals the board set. This is needlessly complicated when a CEO chairs the board, since a CEO/chairman presumably will have a significant influence over the board.

It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chairman controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.

Likewise, an independent chairman can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

Glass Lewis believes that the installation of an independent chairman is almost always a positive step

8 We will recommend voting against an audit committee member who owns 20% or more of the company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.

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from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. Encouragingly, many companies appear to be moving in this direction—one study even indicates that less than 12 percent of incoming CEOs in 2009 were awarded the chairman title, versus 48 percent as recently as 2002.9 Another study finds that 41 percent of S&P 500 boards now separate the CEO and chairman roles, up from 26 percent in 2001, although the same study found that of those companies, only 21 percent have truly independent chairs.10

We do not recommend that shareholders vote against CEOs who chair the board. However, we typically encourage our clients to support separating the roles of chairman and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.

Performance

The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.

Voting Recommendations on the Basis of Performance

We disfavor directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

1.	A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.[11]

2.	A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis).

3.	A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.

4.	A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

5.	All directors who served on the board if, for the last three years, the company’s performance has been in the bottom quartile of the sector and the directors have not taken reasonable

9 Ken Favaro, Per-Ola Karlsson and Gary Neilson. “CEO Succession 2000-2009: A Decade of Convergence and Compres-sion.” Booz & Company (from Strategy+Business, Issue 59, Summer 2010).

10 Spencer Stuart Board Index, 2011, p. 6

11 However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the di-rector missed the meetings due to serious illness or other extenuating circumstances.

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steps to address the poor performance.

Board Responsiveness to a Significant Shareholder Vote

Glass Lewis believes that any time 25% or more of shareholders vote against the recommendation of management, the board should demonstrate some level of engagement and responsiveness to address the shareholder concerns. These include instances when 25% or more of shareholders (excluding abstentions and broker non-votes): WITHOLD votes from (or vote AGAINST) a director nominee, vote AGAINST a management-sponsored proposal, or vote FOR a shareholder proposal. In our view, a 25% threshold is significant enough to warrant a close examination of the underlying issues and an evaluation of whether or not the board responded appropriately following the vote. While the 25% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g. to recom-mend against a director nominee, against a say-on-pay proposal, etc.), it will bolster our argument to vote against management’s recommendation in the event we determine that the board did not respond appropriately.

As a general framework, our evaluation of board responsiveness involves a review of publicly available disclosures (e.g. the proxy statement, annual report, 8-Ks, company website, etc.) released following the date of the company’s last annual meeting up through the publication date of our most current Proxy Paper. Depending on the specific issue, our focus typically includes, but is not limited to, the following:

•	At the board level, any changes in directorships, committee memberships, disclosure of related party transactions, meeting attendance, or other responsibilities.

•	Any revisions made to the company’s articles of incorporation, bylaws or other governance documents.

•	Any press or news releases indicating changes in, or the adoption of, new company policies, business practices or special reports.

•	Any modifications made to the design and structure of the company’s compensation program.

Our Proxy Paper analysis will include a case-by-case assessment of the specific elements of board responsiveness that we examined along with an explanation of how that assessment impacts our current vote recommendations.

The Role of a Committee Chairman

Glass Lewis believes that a designated committee chairman maintains primary responsibility for the actions of his or her respective committee. As such, many of our committee-specific vote recommendations deal with the applicable committee chair rather than the entire committee (depending on the seriousness of the issue). However, in cases where we would ordinarily recommend voting against a committee chairman but the chair is not specified, we apply the following general rules, which apply throughout our guidelines:

•	If there is no committee chair, we recommend voting against the longest-serving committee member or, if the longest-serving committee member cannot be determined, the longest-serving board member serving on the committee (i.e. in either case, the “senior director”);

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•	If there is no committee chair, but multiple senior directors serving on the committee, we recommend voting against both (or all) such senior directors.

In our view, companies should provide clear disclosure of which director is charged with overseeing each committee. So in cases where that simple framework is ignored and a reasonable analysis cannot determine which committee member is the designated leader, we believe shareholder action against the longest serving committee member(s) is warranted. Again, this only applies if we would ordinarily recommend voting against the committee chair but there is either no such position or no designated director in such role.

On the contrary, in cases where there is a designated committee chair and the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

Audit Committees and Performance

Audit committees play an integral role in overseeing the financial reporting process because “[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important.”12

When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting – the full board including the audit committee, financial management including the internal auditors, and the outside auditors – form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.

Standards for Assessing the Audit Committee

For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”13

12 Audit Committee Effectiveness – What Works Best.” PricewaterhouseCoopers. The Institute of Internal Auditors Re-search Foundation. 2005.

13 Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

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We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller or similar experience. While we will not necessarily vote against members of an audit committee when such expertise is lacking, we are more likely to vote against committee members when a problem such as a restatement occurs and such expertise is lacking.

Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

When assessing the decisions and actions of the audit committee, we typically defer to its judgment and would vote in favor of its members, but we would recommend voting against the following members under the following circumstances:14

1.	All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.

2.	The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

3.	The audit committee chair, if the audit committee did not meet at least 4 times during the year.

4.	The audit committee chair, if the committee has less than three members.

5.	Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.[15]

6.	All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

7.	The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend

14 As discussed under the section labeled “Committee Chairman,” where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

15 Glass Lewis may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors such as the director’s experience, the size, industry-mix and location of the companies involved and the director’s attendance at all the companies, we can reasonably determine that the audit committee member is likely not hindered by multiple audit committee commitments.

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against ratification of the auditor).

8.	All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are now prohibited by the Public Company Accounting Oversight Board (“PCAOB”).

9.	All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.

10.	All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.

11.	The audit committee chair[16] if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

12.	All members of an audit committee where the auditor has resigned and reported that a section 10A17 letter has been issued.

13.	All members of an audit committee at a time when material accounting fraud occurred at the company.[18]

14.	All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:

•	The restatement involves fraud or manipulation by insiders;

•	The restatement is accompanied by an SEC inquiry or investigation;

•	The restatement involves revenue recognition;

•	The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or

•	The restatement results in a greater than 5% adjustment of net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.

15.	All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last 5 quarters.

16 As discussed under the section labeled “Committee Chairman,” in all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.

17 Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.

18 Recent research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience significant negative abnormal stock price declines—facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission. “Fraudulent Financial Reporting: 1998-2007.” May 2010).

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16.	All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).

17.	All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.

18.	All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed (e.g. the company receives an adverse opinion on its financial statements from the auditor)

19.	All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.[19]

20.	All members of the audit committee who served since the date of the company’s last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.

Compensation Committee Performance

Compensation committees have the final say in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholders returns.

Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.

Finally, compensation committees are responsible for oversight of internal controls over the executive

19 The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006.

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compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. Lax controls can and have contributed to conflicting information being obtained, for example through the use of nonobjective consultants. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.

Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis (CD&A) report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation, which allow shareholders to vote on the compensation paid to a company’s top executives.

When assessing the performance of compensation committees, we will recommend voting against for the following:20

1.	All members of the compensation committee who are up for election and served at the time of poor pay-for-performance (e.g., a company receives an F grade in our pay-for-performance analysis) when shareholders are not provided with an advisory vote on executive compensation at the annual meeting.[21]

2.	Any member of the compensation committee who has served on the compensation committee of at least two other public companies that received F grades in our pay-for-performance model and who is also suspect at the company in question.

3.	The compensation committee chair if the company received two D grades in consecutive years in our pay-for-performance analysis, and if during the past year the Company performed the same as or worse than its peers.[22]

4.	All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.

5.	All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-

20 As discussed under the section labeled “Committee Chairman,” where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

21 Where there are multiple CEOs in one year, we will consider not recommending against the compensation committee but will defer judgment on compensation policies and practices until the next year or a full year after arrival of the new CEO. In addition, if a company provides shareholders with a say-on-pay proposal and receives an F grade in our pay-for-performance model, we will recommend that shareholders only vote against the say-on-pay proposal rather than the members of the compensation committee, unless the company exhibits egregious practices. However, if the company receives successive F grades, we will then recommend against the members of the compensation committee in addition to recommending voting against the say-on-pay proposal.

22 In cases where the company received two D grades in consecutive years, but during the past year the company per-formed better than its peers or improved from an F to a D grade year over year, we refrain from recommending to vote against the compensation chair. In addition, if a company provides shareholders with a say-on-pay proposal in this in-stance, we will consider voting against the advisory vote rather than the compensation committee chair unless the com-pany exhibits unquestionably egregious practices.

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based compensation was paid despite goals not being attained.

6.	All members of the compensation committee if excessive employee perquisites and benefits were allowed.

7.	The compensation committee chair if the compensation committee did not meet during the year, but should have (e.g., because executive compensation was restructured or a new executive was hired).

8.	All members of the compensation committee when the company repriced options or completed a “self tender offer” without shareholder approval within the past two years.

9.	All members of the compensation committee when vesting of in-the-money options is accelerated or when fully vested options are granted.

10.	All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.

11.	All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.

12.	All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.

13.	The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

14.	All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.[23]

15.	All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. Where the proposal was approved but there was a significant shareholder vote (i.e., greater than 25% of votes cast) against the say-on-pay proposal in the prior year, if there is no evidence that the board responded accordingly to the vote including

23 In all other instances (i.e. a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.

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actively engaging shareholders on this issue, we will also consider recommending voting against the chairman of the compensation committee or all members of the compensation committee, depending on the severity and history of the compensation problems and the level of vote against.

Nominating and Governance Committee Performance

The nominating and governance committee, as an agency for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the board is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote.

Consistent with Glass Lewis’ philosophy that boards should have diverse backgrounds and members with a breadth and depth of relevant experience, we believe that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. In our view, shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience and culture.

Regarding the nominating and or governance committee, we will recommend voting against the following:24

1.	All members of the governance committee[25] during whose tenure the board failed to implement a shareholder proposal with a direct and substantial impact on shareholders and their rights - i.e., where the proposal received enough shareholder votes (at least a majority) to allow the board to implement or begin to implement that proposal.[26] Examples of these types of shareholder proposals are majority vote to elect directors and to declassify the board.

2.	The governance committee chair,[27] when the chairman is not independent and an independent lead or presiding director has not been appointed.[28]

3.	In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on

24 As discussed in the guidelines section labeled “Committee Chairman,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

25 If the board does not have a governance committee (or a committee that serves such a purpose), we recommend voting against the entire board on this basis.

26 Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.

27 As discussed in the guidelines section labeled “Committee Chairman,” if the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.

28 We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against as if there were no lead or presiding director.

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the board.

4.	The governance committee chair, when the committee fails to meet at all during the year.

5.	The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e. the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing an average shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock-exchange listing requirements).

6.	The governance committee chair, when during the past year the board adopted a forum selection clause (i.e. an exclusive forum provision)[29] without shareholder approval, or, if the board is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal.

Regarding the nominating committee, we will recommend voting against the following:30

1.	All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

2.	The nominating committee chair, if the nominating committee did not meet during the year, but should have (i.e., because new directors were nominated or appointed since the time of the last annual meeting).

3.	In the absence of a governance committee, the nominating committee chair[31] when the chairman is not independent, and an independent lead or presiding director has not been appointed.[32]

4.	The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.[33]

5.	The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised

29 A forum selection clause is a bylaw provision stipulating that a certain state, typically Delaware, shall be the exclusive forum for all intra-corporate disputes (e.g. shareholder derivative actions, assertions of claims of a breach of fiduciary duty, etc.). Such a clause effectively limits a shareholder’s legal remedy regarding appropriate choice of venue and relat-ed relief offered under that state’s laws and rulings.

30 As discussed in the guidelines section labeled “Committee Chairman,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

31 As discussed under the section labeled “Committee Chairman,” if the committee chair is not specified, we will rec-ommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the commit-tee.

32 In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis, unless if the chairman also serves as the CEO, in which case we will recommend voting against the director who has served on the board the longest.

33 In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis, unless if the chairman also serves as the CEO, in which case we will recommend voting against the director who has served on the board the longest.

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shareholder concern were not corrected.[34]

Board-level Risk Management Oversight

Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firms have significant hedging or trading strategies, including financial and non-financial derivatives, those firms should also have a chief risk officer and a risk committee.

Our views on risk oversight are consistent with those expressed by various regulatory bodies. In its December 2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key competence of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization’s risk management practices. The final rules, which became effective on February 28, 2010, now explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board’s role in the oversight of risk.

When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company’s board-level risk committee contributed to the loss through poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)35, we will consider recommending to vote against the chairman of the board on that basis. However, we generally would not recommend voting against a combined chairman/CEO except in egregious cases.

Experience

We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred appearing at companies that follow these same patterns. Glass Lewis has a proprietary database of directors serving at over 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.

Voting Recommendations on the Basis of Director Experience

34 Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the validity of the issue(s) that initially raised shareholder concern, follow-up on such matters, and only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 25% or more) vote against based on the same analysis.

35 A committee responsible for risk management could be a dedicated risk committee, or another board committee, usually the audit committee but occasionally the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.

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We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, overcompensation, audit- or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders.36

Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

Other Considerations

In addition to the three key characteristics – independence, performance, experience – that we use to evaluate board members, we consider conflict-of-interest issues as well as the size of the board of directors when making voting recommendations.

Conflicts of Interest

We believe board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of affiliated or inside directors:

1.	A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Because of the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.

2.	A director who is on an excessive number of boards: We will typically recommend voting against a director who serves as an executive officer of any public company while serving on more than two other public company boards and any other director who serves on more than six public company boards typically receives an against recommendation from Glass Lewis.[37] Academic literature suggests that one board takes up approximately 200 hours per year of each member’s time. We believe this limits the number of boards on which directors can effectively serve, especially executives at other companies.[38] Further, we note a recent study shown that the average number of outside board seats held by CEOs of S&P 500 companies is 0.6, down from 0.8 in 2006 and 1.2 in 2001.[39]

3.	A director, or a director who has an immediate family member, providing material consulting or other material professional services to the company: These services may include legal,

36 We typically apply a three-year look-back to such issues and also research to see whether the responsible directors have been up for election since the time of the failure, and if so, we take into account the percentage of support they received from shareholders.

37 Glass Lewis will not recommend voting against the director at the company where he or she serves as an executive officer, only at the other public companies where he or she serves on the board.

38 Our guidelines are similar to the standards set forth by the NACD in its “Report of the NACD Blue Ribbon Commission on Director Professionalism,” 2001 Edition, pp. 14-15 (also cited approvingly by the Conference Board in its “Corporate Governance Best Practices: A Blueprint for the Post-Enron Era,” 2002, p. 17), which suggested that CEOs should not serve on more than 2 additional boards, persons with full-time work should not serve on more than 4 additional boards, and others should not serve on more than six boards.

39 Spencer Stuart Board Index, 2011, p. 8.

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consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.

4.	A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000: Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

5.	Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.[40]

6.	All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.[41] In the event a board is classified and shareholders are therefore unable to vote against all directors, we will recommend voting against the remaining directors the next year they are up for a shareholder vote.

Size of the Board of Directors

While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

To that end, we typically recommend voting against the chairman of the nominating committee at a board with fewer than five directors. With boards consisting of more than 20 directors, we typically recommend voting against all members of the nominating committee (or the governance committee, in the absence of a nominating committee).42

Controlled Companies

40 We do not apply a look-back period for this situation. The interlock policy applies to both public and private companies. We will also evaluate multiple board interlocks among non-insiders (i.e. multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight.

41 Refer to Section V. Governance Structure and the Shareholder Franchise for further discussion of our policies regarding anti-takeover measures, including poison pills.

42 The Conference Board, at p. 23 in its May 2003 report “Corporate Governance Best Practices, Id.,” quotes one of its roundtable participants as stating, “[w]hen you’ve got a 20 or 30 person corporate board, it’s one way of assuring that nothing is ever going to happen that the CEO doesn’t want to happen.”

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Controlled companies present an exception to our independence recommendations. The board’s function is to protect shareholder interests; however, when an individual or entity owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.

Independence Exceptions

The independence exceptions that we make for controlled companies are as follows:

1.	We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

2.	The compensation committee and nominating and governance committees do not need to consist solely of independent directors.

•	We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant.

•	Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.

3.	Controlled companies do not need an independent chairman or an independent lead or presiding director. Although an independent director in a position of authority on the board – such as chairman or presiding director – can best carry out the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

Size of the Board of Directors

We have no board size requirements for controlled companies.

Audit Committee Independence

We believe that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the

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integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.

Unofficially Controlled Companies and 20-50% Beneficial Owners

Where an individual or entity owns more than 50% of a company’s voting power but the company is not a “controlled” company as defined by relevant listing standards, we apply a lower independence requirement of a majority of the board but believe the company should otherwise be treated like an-other public company; we will therefore apply all other standards as outlined above.

Similarly, where an individual or entity holds between 20-50% of a company’s voting power, but the company is not “controlled” and there is not a “majority” owner, we believe it is reasonable to allow proportional representation on the board and committees (excluding the audit committee) based on the individual or entity’s percentage of ownership.

Exceptions for Recent IPOs

We believe companies that have recently completed an initial public offering (“IPO”) should be al-lowed adequate time to fully comply with marketplace listing requirements as well as to meet basic corporate governance standards. We believe a one-year grace period immediately following the date of a company’s IPO is sufficient time for most companies to comply with all relevant regulatory re-quirements and to meet such corporate governance standards. Except in egregious cases, Glass Lewis refrains from issuing voting recommendations on the basis of corporate governance best practices (eg. board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.

However, two specific cases warrant strong shareholder action against the board of a company that completed an IPO within the past year:

1.	Adoption of a poison pill: in cases where a board implements a poison pill preceding an IPO, we will consider voting against the members of the board who served during the period of the poison pill’s adoption if the board (i) did not also commit to submit the poison pill to a shareholder vote within 12 months of the IPO or (ii) did not provide a sound rationale for adopting the pill and the pill does not expire in three years or less. In our view, adopting such an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. This notion is strengthened when a board adopts a poison pill with a 5-10 year life immediately prior to having a public shareholder base so as to insulate management for a substantial amount of time while postponing and/or avoiding allowing public shareholders the ability to vote on the pill’s adoption. Such instances are indicative of boards that may subvert shareholders’ best interests following their IPO.

2.	Adoption of an exclusive forum provision: consistent with our general approach to boards that adopt exclusive forum provisions without shareholder approval (refer to our discussion of nominating and governance committee performance in Section I of the guidelines), in cases where a board adopts such a provision for inclusion in a company’s charter or bylaws before the company’s IPO, we will recommend voting against the chairman of the govern-ance

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committee, or, in the absence of such a committee, the chairman of the board, who served during the period of time when the provision was adopted.

Further, shareholders should also be wary of companies in this category that adopt supermajority vot-ing requirements before their IPO. Absent explicit provisions in the articles or bylaws stipulating that certain policies will be phased out over a certain period of time (e.g. a predetermined declassification of the board, a planned separation of the chairman and CEO, etc.) long-term shareholders could find themselves in the predicament of having to attain a supermajority vote to approve future proposals seeking to eliminate such policies.

Mutual Fund Boards

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s adviser are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

The following mutual fund policies are similar to the policies for regular public companies:

1.	Size of the board of directors: The board should be made up of between five and twenty directors.

2.	The CFO on the board: Neither the CFO of the fund nor the CFO of the fund’s registered investment adviser should serve on the board.

3.	Independence of the audit committee: The audit committee should consist solely of independent directors.

4.	Audit committee financial expert: At least one member of the audit committee should be designated as the audit committee financial expert.

The following differences from regular public companies apply at mutual funds:

1.	Independence of the board: We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.

2.	When the auditor is not up for ratification: We do not recommend voting against the audit committee if the auditor is not up for ratification because, due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

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3.	Non-independent chairman: The SEC has proposed that the chairman of the fund board be independent. We agree that the roles of a mutual fund’s chairman and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chairman of an investment company’s nominating committee as well as the chairman of the board if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chairman and we agree with them that “an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser.” (See the comment letter sent to the SEC in support of the proposed rule at http://sec.gov/rules/proposed/s70304/s70304-179.pdf)

4.	Multiple funds overseen by the same director: Unlike service on a public company board, mutual fund boards require much less of a time commitment. Mutual fund directors typically serve on dozens of other mutual fund boards, often within the same fund complex. The Investment Company Institute’s (“ICI”) Overview of Fund Governance Practices, 1994-2010, indicates that the average number of funds served by an independent director in 2010 was 49. Absent evidence that a specific director is hindered from being an effective board member at a fund due to service on other funds’ boards, we refrain from maintaining a cap on the number of outside mutual fund boards that we believe a director can serve on.

DECLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.

Empirical studies have shown: (i) companies with staggered boards reduce a firm’s value; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Research shows that shareholders are worse off when a staggered board blocks a transaction. A study by a group of Harvard Law professors concluded that companies whose staggered boards prevented a takeover “reduced shareholder returns for targets ... on the order of eight to ten percent in the nine months after a hostile bid was announced.”43 When a staggered board negotiates a friendly transaction, no statistically significant difference in premiums occurs.44 Further, one of those same professors found that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely

43 Lucian Bebchuk, John Coates IV, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” 55 Stanford Law Review 885-917 (2002), page 1.

44 Id. at 2 (“Examining a sample of seventy-three negotiated transactions from 2000 to 2002, we find no systematic benefits in terms of higher premia to boards that have [staggered structures].”).

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reflect this reduction in market value.”45 A subsequent study reaffirmed that classified boards reduce shareholder value, finding “that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth.”46

Shareholders have increasingly come to agree with this view. In 2011 more than 75% of S&P 500 companies had declassified boards, up from approximately 41% a decade ago.47 Clearly, more shareholders have supported the repeal of classified boards. Resolutions relating to the repeal of staggered boards garnered on average over 70% support among shareholders in 2008, whereas in 1987, only 16.4% of votes cast favored board declassification.48

Given the empirical evidence suggesting staggered boards reduce a company’s value and the increasing shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

MANDATORY DIRECTOR TERM AND AGE LIMITS

Glass Lewis believes that director age and term limits typically are not in shareholders’ best interests. Too often age and term limits are used by boards as a crutch to remove board members who have served for an extended period of time. When used in that fashion, they are indicative of a board that has a difficult time making “tough decisions.”

Academic literature suggests that there is no evidence of a correlation between either length of tenure or age and director performance. On occasion, term limits can be used as a means to remove a director for boards that are unwilling to police their membership and to enforce turnover. Some shareholders support term limits as a way to force change when boards are unwilling to do so.

While we understand that age limits can be a way to force change where boards are unwilling to make changes on their own, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. Further, age limits unfairly imply that older (or, in rare cases, younger) directors cannot contribute to company oversight.

In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. However, we support periodic director rotation to ensure a fresh perspective in the boardroom and the generation of new ideas and business strategies. We believe the board should implement such rotation instead of relying on arbitrary limits. When necessary, shareholders can address the issue of director rotation through director elections.

We believe that shareholders are better off monitoring the board’s approach to corporate governance and the board’s stewardship of company performance rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.

45 Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).

46 Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, “Staggered Boards and the Wealth of Shareholders:

Evidence from a Natural Experiment,” SSRN: http://ssrn.com/abstract=1706806 (2010), p. 26.

47 Spencer Stuart Board Index, 2011, p. 14

48 Lucian Bebchuk, John Coates IV and Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Theory, Evidence, and Policy,” 54 Stanford Law Review 887-951 (2002).

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However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.

REQUIRING TWO OR MORE NOMINEES PER BOARD SEAT

In an attempt to address lack of access to the ballot, shareholders sometimes propose that the board give shareholders a choice of directors for each open board seat in every election. However, we feel that policies requiring a selection of multiple nominees for each board seat would discourage prospective directors from accepting nominations. A prospective director could not be confident either that he or she is the board’s clear choice or that he or she would be elected. Therefore, Glass Lewis generally will vote against such proposals.

PROXY ACCESS

Proxy Access has garnered significant attention in recent years. As in 2012, we expect to see a number of shareholder proposals regarding this topic in 2013 and perhaps even some companies unilaterally adopting some elements of proxy access. However, considering the uncertainty in this area and the inherent case-by-case nature of those situations, we refrain from establishing any specific parameters at this time.

For a discussion of recent regulatory events in this area, along with a detailed overview of the Glass Lewis approach to Shareholder Proposals regarding Proxy Access, refer to Glass Lewis’ Guidelines on Shareholder Resolutions and Initiatives.

MAJORITY VOTE FOR THE ELECTION OF DIRECTORS

In stark contrast to the failure of shareholder access to gain acceptance, majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.

During the first half of 2012, Glass Lewis tracked over 35 shareholder proposals seeking to require a majority vote to elect directors at annual meetings in the U.S., roughly on par with what we reviewed in each of the past several years, but a sharp contrast to the 147 proposals tracked during all of 2006. The large drop in the number of proposals being submitted in recent years compared to 2006 is a result of many companies having already adopted some form of majority voting, including approximately 79% of companies in the S&P 500 index, up from 56% in 2008.49 During 2012 these

49 Spencer Stuart Board Index, 2011, p. 14

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proposals received on average 61.2% shareholder support (based on for and against votes), up from 54% in 2008.

The plurality vote standard

Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including himself, if the director is a shareholder), that nominee “wins” the election and assumes a seat on the board. The common concern among companies with a plurality voting standard was the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.” This was of particular concern during the 1980s, an era of frequent takeovers and contests for control of companies.

Advantages of a majority vote standard

If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

We believe that a majority vote standard will likely lead to more attentive directors. Occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests in favor of other interests that conflict with those of investors. Glass Lewis will generally support proposals calling for the election of directors by a majority vote except for use in contested director elections.

In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (e.g., Ashland Inc.) to actually requiring a majority vote of outstanding shares to elect directors (e.g., Intel).

We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

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III.TRANSPARENCY AND INTEGRITY OF FINANCIAL REPORTING

AUDITOR RATIFICATION

The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:

“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”

As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that “to further enhance audit committee oversight and auditor accountability ... disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”50

On August 16, 2011, the PCAOB issued a Concept Release seeking public comment on ways that audi-tor independence, objectivity and professional skepticism could be enhanced, with a specific empha-sis on mandatory audit firm rotation. The PCAOB convened several public roundtable meeting during 2012 to further discuss such matters. Glass Lewis believes auditor rotation can ensure both the inde-pendence of the auditor and the integrity of the audit; we will typically recommend supporting pro-posals to require auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years) particularly at companies with a history of accounting problems.

50 “Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20, October 6, 2008.

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Voting Recommendations on Auditor Ratification

We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, we usually recommend voting against the entire audit committee.

Reasons why we may not recommend ratification of an auditor include:

1.	When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.

2.	Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.[51]

3.	When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.

4.	When audit fees are excessively low, especially when compared with other companies in the same industry.

5.	When the company has aggressive accounting policies.

6.	When the company has poor disclosure or lack of transparency in its financial statements.

7.	Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures without adequate justification.

8.	We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.

PENSION ACCOUNTING ISSUES

A pension accounting question often raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

51 An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

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IV. THE LINK BETWEEN COMPENSATION AND PERFORMANCE

Glass Lewis carefully reviews the compensation awarded to senior executives, as we believe that this is an important area in which the board’s priorities are revealed. Glass Lewis strongly believes execu-tive compensation should be linked directly with the performance of the business the executive is charged with managing. We believe the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to base salary.

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company per-formance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. We recognize performance metrics must necessarily vary depending on the company and industry, among other factors, and may include items such as total shareholder return, earning per share growth, return on equity, return on assets and revenue growth. However, we believe companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corpo-rate performance.

Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe share-holders need or will benefit from detailed reports about individual management employees other than the most senior executives.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) required most companies52 to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment of the bill (January 21, 2011).

This practice of allowing shareholders a non-binding vote on a company’s compensation report is standard practice in many non-US countries, and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although Say-on-Pay proposals are non-

52 Small reporting companies (as defined by the SEC as below $75,000,000 in market capitalization) received a two-year reprieve and will only be subject to say-on-pay requirements beginning at meetings held on or after January 21, 2013.

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binding, a high level of “against” or “abstain” votes indicate substantial shareholder concern about a company’s compensation policies and procedures.

Given the complexity of most companies’ compensation programs, Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. We review each company’s compensation on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.

We believe that each company should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company’s long-term shareholder value.

Where we find those specific policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, Glass Lewis will recommend supporting the company’s approach. If, however, those specific policies and practices fail to demonstrably link compensation with performance, Glass Lewis will generally recommend voting against the say-on-pay proposal.

Glass Lewis focuses on four main areas when reviewing Say-on-Pay proposals:

•	The overall design and structure of the Company’s executive compensation program including performance metrics;

•	The quality and content of the Company’s disclosure;

•	The quantum paid to executives; and

•	The link between compensation and performance as indicated by the Company’s current and past pay-for-performance grades

We also review any significant changes or modifications, and rationale for such changes, made to the Company’s compensation structure or award amounts, including base salaries.

Say-on-Pay Voting Recommendations

In cases where we find deficiencies in a company’s compensation program’s design, implementation or management, we will recommend that shareholders vote against the Say-on-Pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay for performance grades), unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.

Although not an exhaustive list, the following issues when weighed together may cause Glass Lewis to recommend voting against a say-on-pay vote:

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•	Inappropriate peer group and/or benchmarking issues

•	Inadequate or no rationale for changes to peer groups

•	Egregious or excessive bonuses, equity awards or severance payments, including golden handshakes and golden parachutes

•	Guaranteed bonuses

•	Targeting overall levels of compensation at higher than median without adequate justification

•	Bonus or long-term plan targets set at less than mean or negative performance levels

•	Performance targets not sufficiently challenging, and/or providing for high potential payouts

•	Performance targets lowered, without justification

•	Discretionary bonuses paid when short- or long-term incentive plan targets were not met

•	Executive pay high relative to peers not justified by outstanding company performance

•	The terms of the long-term incentive plans are inappropriate (please see “Long-Term Incentives” below)

In the instance that a company has simply failed to provide sufficient disclosure of its policies, we may recommend shareholders vote against this proposal solely on this basis, regardless of the appropriateness of compensation levels.

Additional Scrutiny for Companies with Significant Opposition in 2012

At companies that received a significant shareholder vote (anything greater than 25%) against their say on pay proposal in 2012, we believe the board should demonstrate some level of engagement and responsiveness to the shareholder concerns behind the discontent. While we recognize that sweep-ing changes cannot be made to a compensation program without due consideration and that a major-ity of shareholders voted in favor of the proposal, we will look for disclosure in the proxy statement and other publicly-disclosed filings that indicates the compensation committee is responding to the prior year’s vote results including engaging with large shareholders to identify the concerns causing the substantial vote against. In the absence of any evidence that the board is actively engaging shareholders on this issue and responding accordingly, we will recommend holding compensation committee members accountable for a failure to respond in consideration of the level of the vote against and the severity and history of the compensation problems.

Where we identify egregious compensation practices, we may also recommend voting against the compensation committee based on the practices or actions of its members during the year, such as approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices.

Short-Term Incentives

A short-term bonus or incentive (“STI”) should be demonstrably tied to performance. Whenever possible, we believe a mix of corporate and individual performance measures is appropriate. We

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would normally expect performance measures for STIs to be based on internal financial measures such as net profit after tax, EPS growth and divisional profitability as well as non-financial factors such as those related to safety, environmental issues, and customer satisfaction. However, we accept variations from these metrics if they are tied to the Company’s business drivers.

Further, the target and potential maximum awards that can be achieved under STI awards should be disclosed. Shareholders should expect stretching performance targets for the maximum award to be achieved. Any increase in the potential maximum award should be clearly justified to shareholders.

Glass Lewis recognizes that disclosure of some measures may include commercially confidential information. Therefore, we believe it may be reasonable to exclude such information in some cases as long as the company provides sufficient justification for non-disclosure. However, where a short-term bonus has been paid, companies should disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved.

Where management has received significant STIs but short-term performance as measured by such indicators as increase in profit and/or EPS growth over the previous year prima facie appears to be poor or negative, we believe the company should provide a clear explanation why these significant short-term payments were made.

Long-Term Incentives

Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an executive’s pay to company performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.

There are certain elements that Glass Lewis believes are common to most well-structured long-term incentive (“LTI”) plans. These include:

•	No re-testing or lowering of performance conditions

•	Performance metrics that cannot be easily manipulated by management

•	Two or more performance metrics

•	At least one relative performance metric that compares the company’s performance to a relevant peer group or index

•	Performance periods of at least three years

•	Stretching metrics that incentivize executives to strive for outstanding performance

•	Individual limits expressed as a percentage of base salary

Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, the key value drivers of the company’s business.

Glass Lewis believes that measuring a company’s performance with multiple metrics serves to provide a more complete picture of the company’s performance than a single metric, which may focus too much management attention on a single target and is therefore more susceptible to manipulation.

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External benchmarks should be disclosed and transparent, such as total shareholder return (“TSR”) against a well-selected sector index, peer group or other performance hurdle. The rationale behind the selection of a specific index or peer group should be disclosed. Internal benchmarks (e.g. earnings per share growth) should also be disclosed and transparent, unless a cogent case for confidentiality is made and fully explained.

We also believe shareholders should evaluate the relative success of a company’s compensation programs, particularly existing equity-based incentive plans, in linking pay and performance in evaluating new LTI plans to determine the impact of additional stock awards. We will therefore review the company’s pay-for-performance grade, see below for more information, and specifically the proportion of total compensation that is stock-based.

Pay for Performance

Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Therefore, Glass Lewis developed a proprietary pay-for-performance model to evaluate the link between pay and performance of the top five executives at US companies. Our model benchmarks these executives’ pay and company performance against peers selected by Equilar’s market-based peer groups and across five performance metrics. By measuring the magnitude of the gap between two weighted-average percentile rankings (executive compensation and performance), we grade companies from a school letter system: “A”, “B”, “F”, etc. The grades guide our evaluation of compensation committee effectiveness and we generally recommend voting against compensation committee of companies with a pattern of failing our pay-for-performance analysis.

We also use this analysis to inform our voting decisions on say-on-pay proposals. As such, if a company receives a failing grade from our proprietary model, we are likely to recommend shareholders to vote against the say-on-pay proposal. However, there may be exceptions to this rule such as when a company makes significant enhancements to its compensation programs.

Recoupment (“Clawback”) Provisions

Section 954 of the Dodd-Frank Act requires the SEC to create a rule requiring listed companies to adopt policies for recouping certain compensation during a three-year look-back period. The rule applies to incentive-based compensation paid to current or former executives if the company is required to prepare an accounting restatement due to erroneous data resulting from material non-compliance with any financial reporting requirements under the securities laws.

These recoupment provisions are more stringent than under Section 304 of the Sarbanes-Oxley Act in three respects: (i) the provisions extend to current or former executive officers rather than only to the CEO and CFO; (ii) it has a three-year look-back period (rather than a twelve-month look-back period); and (iii) it allows for recovery of compensation based upon a financial restatement due to erroneous data, and therefore does not require misconduct on the part of the executive or other employees.

Frequency of Say-on-Pay

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The Dodd-Frank Act also requires companies to allow shareholders a non-binding vote on the frequency of say-on-pay votes, i.e. every one, two or three years. Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.

We believe companies should submit say-on-pay votes to shareholders every year. We believe that the time and financial burdens to a company with regard to an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders’ ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, we will generally recommend that shareholders support annual votes on compensation.

Vote on Golden Parachute Arrangements

The Dodd-Frank Act also requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change-in-control transactions. However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.

Glass Lewis believes the narrative and tabular disclosure of golden parachute arrangements will benefit all shareholders. Glass Lewis will analyze each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the ultimate value of the payments particularly compared to the value of the transaction, the tenure and position of the executives in question, and the type of triggers involved (single vs double).

EQUITY-BASED COMPENSATION PLAN PROPOSALS

We believe that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance. Glass Lewis evaluates equity-based compensation plans using a detailed model and analytical review.

Equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, our model and analysis takes into account factors such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions.

Our analysis is primarily quantitative and focused on the plan’s cost as compared with the business’s operating metrics. We run twenty different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

In our analysis, we compare the program’s expected annual expense with the business’s operating

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metrics to help determine whether the plan is excessive in light of company performance. We also compare the option plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because, in addition to creeping averages serving to inflate compensation, we believe that some absolute limits are warranted.

We evaluate equity plans based on certain overarching principles:

1.	Companies should seek more shares only when needed.

2.	Requested share amounts should be small enough that companies seek shareholder approval every three to four years (or more frequently).

3.	If a plan is relatively expensive, it should not grant options solely to senior executives and board members.

4.	Annual net share count and voting power dilution should be limited.

5.	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group.

6.	The expected annual cost of the plan should be proportional to the business’s value.

7.	The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results.

8.	Plans should deliver value on a per-employee basis when compared with programs at peer companies.

9.	Plans should not permit re-pricing of stock options.

10.	Plans should not contain excessively liberal administrative or payment terms.

11.	Plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to “inverse” full-value award multipliers.

12.	Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements.

13.	Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.

Option Exchanges

Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or

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exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.

In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck.

There is one circumstance in which a repricing or option exchange program is acceptable: if macroeconomic or industry trends, rather than specific company issues, cause a stock’s value to decline dramatically and the repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a circumstance, we will recommend supporting a repricing only if the following conditions are true:

1.	Officers and board members cannot participate in the program;

2.	The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

3.	The exchange is value-neutral or value-creative to shareholders using very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and

4.	Management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.

Option Backdating, Spring-Loading, and Bullet-Dodging

Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.

Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Since 2006, Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.

Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.

The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.

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A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.53

Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.

Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.

When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.

162(m) Plans

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans.

We believe the best practice for companies is to provide robust disclosure to shareholders so that they can make fully-informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that disclosure should include specific performance metrics, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.

We typically recommend voting against a 162(m) plan where: a company fails to provide at least a list of performance targets; a company fails to provide one of either a total pool or an individual maximum; or the proposed plan is excessive when compared with the plans of the company’s peers.

The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of setting reasonable pay relative to business performance, we generally recommend voting in favor of a plan even if the plan caps seem large relative to peers because we recognize the value in special pay

53 Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.

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arrangements for continued exceptional performance.

As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.

Director Compensation Plans

Glass Lewis believes that non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. Director fees should be competitive in order to retain and attract qualified individuals. But excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required. We will consider recommending supporting compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. However, equity grants to directors should not be performance-based to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of equity plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to guide our voting recommendations on stock-based director compensation plans.

V. GOVERNANCE STRUCTURE AND THE SHAREHOLDER FRANCHISE

ANTI-TAKEOVER MEASURES

Poison Pills (Shareholder Rights Plans)

Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.

We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that

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shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.

In certain circumstances, we will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes each of the following attributes:

1.	The form of offer is not required to be an all-cash transaction;

2.	The offer is not required to remain open for more than 90 business days;

3.	The offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms;

4.	There is no fairness opinion requirement; and

5.	There is a low to no premium requirement.

Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

NOL Poison Pills

Similarly, Glass Lewis may consider supporting a limited poison pill in the unique event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”54 In this case, a company may adopt or amend a poison pill (“NOL pill”) in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.

Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable “sunset” provision) or is subject to periodic board review and/or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.

Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption

54 Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.

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or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.

Fair Price Provisions

Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of “continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.

The effect of a fair price provision is to require approval of any merger or business combination with an “interested stockholder” by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.

Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.

REINCORPORATION

In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend

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voting against the transaction.

However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the Company benefit from shifting jurisdictions including the following:

1.	Is the board sufficiently independent?

2.	Does the Company have anti-takeover protections such as a poison pill or classified board in place?

3.	Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?

4.	Do shareholders have the right to call special meetings of shareholders?

5.	Are there other material governance issues at the Company?

6.	Has the Company’s performance matched or exceeded its peers in the past one and three years?

7.	How has the Company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?

8.	Does the company have an independent chairman?

We note, however, that we will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.

EXCLUSIVE FORUM PROVISIONS

Glass Lewis believes that charter or bylaw provisions limiting a shareholder’s choice of legal venue are not in the best interests of shareholders. Such clauses may effectively discourage the use of shareholder derivative claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders should be wary about approving any limitation on their legal recourse including limiting themselves to a single jurisdiction (e.g. Delaware) without compelling evidence that it will benefit shareholders.

For this reason, we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt an exclusive forum provision unless the company: (i) provides a compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence of abuse of legal process in other, non-favored jurisdictions; and (ii) maintains a strong record of good corporate governance practices.

Moreover, in the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal, we will weigh the importance of the other bundled provisions when determining the vote recommendation on the proposal. We will nonetheless recommend voting against the chairman of the governance committee for bundling

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disparate proposals into a single proposal (refer to our discussion of nominating and governance committee performance in Section I of the guidelines).

AUTHORIZED SHARES

Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:

1.	Stock Split – We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

2.	Shareholder Defenses – Additional authorized shares could be used to bolster takeover defenses such as a poison pill. Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

3.	Financing for Acquisitions – We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

4.	Financing for Operations – We review the company’s cash position and its ability to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares.

While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

ADVANCE NOTICE REQUIREMENTS

We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six

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months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.

VOTING STRUCTURE

Cumulative Voting

Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.

However, academic literature indicates that where a highly independent board is in place and the company has a shareholder-friendly governance structure, shareholders may be better off without cumulative voting. The analysis underlying this literature indicates that shareholder returns at firms with good governance structures are lower and that boards can become factionalized and prone to evaluating the needs of special interests over the general interests of shareholders collectively.

We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.

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Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

Supermajority Vote Requirements

Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.

TRANSACTION OF OTHER BUSINESS

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting. In our opinion, granting unfettered discretion is unwise.

ANTI-GREENMAIL PROPOSALS

Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.

MUTUAL FUNDS: INVESTMENT POLICIES AND ADVISORY AGREEMENTS

Glass Lewis believes that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:

•	The terms of any amended advisory or sub-advisory agreement;

•	Any changes in the fee structure paid to the investment advisor; and

•	Any material changes to the fund’s investment objective or strategy.

We generally support amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an

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investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.

In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally contemplated, and which could therefore potentially negatively impact some investors’ diversification strategies.

REAL ESTATE INVESTMENT TRUSTS

The complex organizational, operational, tax and compliance requirements of Real Estate Investment Trusts (“REITs”) provide for a unique shareholder evaluation. In simple terms, a REIT must have a minimum of 100 shareholders (the “100 Shareholder Test”) and no more than 50% of the value of its shares can be held by five or fewer individuals (the “5/50 Test”). At least 75% of a REITs’ assets must be in real estate, it must derive 75% of its gross income from rents or mortgage interest, and it must pay out 90% of its taxable earnings as dividends. In addition, as a publicly traded security listed on a stock exchange, a REIT must comply with the same general listing requirements as a publicly traded equity.

In order to comply with such requirements, REITs typically include percentage ownership limitations in their organizational documents, usually in the range of 5% to 10% of the REITs outstanding shares. Given the complexities of REITs as an asset class, Glass Lewis applies a highly nuanced approach in our evaluation of REIT proposals, especially regarding changes in authorized share capital, including pre-ferred stock.

Preferred Stock Issuances at REITs

Glass Lewis is generally against the authorization of preferred shares that allows the board to deter-mine the preferences, limitations and rights of the preferred shares (known as “blank-check preferred stock”). We believe that granting such broad discretion should be of concern to common sharehold-ers, since blank-check preferred stock could be used as an antitakeover device or in some other fash-ion that adversely affects the voting power or financial interests of common shareholders. However, given the requirement that a REIT must distribute 90% of its net income annually, it is inhibited from retaining capital to make investments in its business. As such, we recognize that equity financing likely plays a key role in a REIT’s growth and creation of shareholder value. Moreover, shareholder concern regarding the use of preferred stock as an anti-takeover mechanism may be allayed by the fact that most REITs maintain ownership limitations in their certificates of incorporation. For these reasons, along with the fact that REITs typically do not engage in private placements of preferred

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stock (which result in the rights of common shareholders being adversely impacted), we may support requests to authorize shares of blank-check preferred stock at REITs.

BUSINESS DEVELOPMENT COMPANIES

Business Development Companies (“BDCs”) were created by the U.S. Congress in 1980; they are regulated under the Investment Company Act of 1940 and are taxed as regulated investment companies (“RICs”) under the Internal Revenue Code. BDCs typically operate as publicly traded private equity firms that invest in early stage to mature private companies as well as small public companies. BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements that are similar to those of REITs—the most evident of which is that BDCs must distribute at least 90% of their taxable earnings as dividends.

Authorization to Sell Shares at a Price below Net Asset Value

Considering that BDCs are required to distribute nearly all their earnings to shareholders, they sometimes need to offer additional shares of common stock in the public markets to finance operations and acquisitions. However, shareholder approval is required in order for a BDC to sell shares of common stock at a price below Net Asset Value (“NAV”). Glass Lewis evaluates these proposals using a case-by-case approach, but will recommend supporting such requests if the following conditions are met:

1.	The authorization to allow share issuances below NAV has an expiration date of one year or less from the date that shareholders approve the underlying proposal (i.e. the meeting date);

2.	The proposed discount below NAV is minimal (ideally no greater than 20%);

3.	The board specifies that the issuance will have a minimal or modest dilutive effect (ideally no greater than 25% of the Company’s then-outstanding common stock prior to the issuance); and

4.	A majority of the Company’s independent directors who do not have a financial interest in the issuance approve the sale.

In short, we believe BDCs should demonstrate a responsible approach to issuing shares below NAV, by proactively addressing shareholder concerns regarding the potential dilution of the requested share issuance, and explaining if and how the Company’s past below-NAV share issuances have benefitted the Company.

VI. COMPENSATION, ENVIRONMENTAL, SOCIAL AND GOVERNANCE SHAREHOLDER INITIATIVES OVERVIEW

Glass Lewis typically prefers to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, to management and the

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board, except when there is a clear link between the proposal and value enhancement or risk mitigation. We feel strongly that shareholders should not attempt to micromanage the company, its businesses or its executives through the shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and then hold directors accountable for management and policy decisions through board elections. However, we recognize that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.

To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. We generally recommend supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance.

For a detailed review of compensation, environmental, social and governance shareholder initiatives, please refer to our comprehensive Proxy Paper Guidelines on Shareholder Initiatives.

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Board of Directors

Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. In our view, boards working to protect and enhance the best interests of shareholders typically include some independent directors (the percentage will vary by local market practice and regulations), boast a record of positive performance, have directors with diverse backgrounds, and appoint directors with a breadth and depth of experience.

Board Composition

When companies disclose sufficient relevant information, we look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member. Where the company does not disclose the names and backgrounds of director nominees with sufficient time in advance of the shareholder meeting to evaluate their independence and performance, we will consider recommending abstaining on the directors’ election.

We vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.

We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the three-five years prior to the inquiry are usually considered to be “current” for purposes of this test.

In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 10-20% or more of the company’s voting stock.

We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the

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board who acts as an employee of the company or is paid as an employee of the company.

Although we typically vote for the election of directors, we will recommend voting against directors for the following reasons:

A director who attends less than 75% of the board and applicable committee meetings.

A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

We also feel that the following conflicts of interest may hinder a director’s performance and will therefore recommend voting against a:

CFO who presently sits on the board.

Director who presently sits on an excessive number of boards.

Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.

Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.

Director with an interlocking directorship.

Slate Elections

In some countries, companies elect their board members as a slate, whereby shareholders are unable to vote on the election of each individual director, but rather are limited to voting for or against the board as a whole. If significant issues exist concerning one or more of the nominees or in markets where directors are generally elected individually, we will recommend voting against the entire slate of directors.

Board Committee Composition

We believe that independent directors should serve on a company’s audit, compensation, nominating and governance committees. We will support boards with such a structure and encourage change where this is not the case.

Review of Risk Management Controls

We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown,

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and where a reasonable analysis indicates that the company’s board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending to vote against the chairman of the board on that basis.

Classified Boards

Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.

Accounts and Reports

Many countries require companies to submit the annual financial statements, director reports and independent auditors’ reports to shareholders at a general meeting. Shareholder approval of such a proposal does not discharge the board or management. We will usually recommend voting in favor of these proposals except when there are concerns about the integrity of the statements/reports. However, should the audited financial statements, auditor’s report and/or annual report not be published at the writing of our report, we will recommend that shareholders abstain from voting on this proposal.

Income Allocation (Distribution of Dividend)

In many countries, companies must submit the allocation of income for shareholder approval. We will generally recommend voting for such a proposal. However, we will give particular scrutiny to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers and the company has not provided a satisfactory explanation.

Appointment of Auditors and Authority to Set Fees

We believe that role of the auditor is crucial in protecting shareholder value. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.

We generally support management’s recommendation regarding the selection of

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an auditor and support granting the board the authority to fix auditor fees except in cases where we believe the independence of an incumbent auditor or the integrity of the audit has been compromised.

However, we recommend voting against ratification of the auditor and/or authorizing the board to set auditor fees for the following reasons:

When audit fees added to audit-related fees total less than one-half of total fees.

When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).

When the company has aggressive accounting policies.

When the company has poor disclosure or lack of transparency in financial statements.

When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.

When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

Compensation Report/Compensation Policy

We closely review companies’ remuneration practices and disclosure as outlined in company filings to evaluate management-submitted advisory compensation report and policy vote proposals. In evaluating these proposals, which can be binding or non-binding depending on the country, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of remuneration in comparison to company performance and that of its peers.

We will usually recommend voting against approval of the compensation report or policy when the following occur:

Gross disconnect between pay and performance;

Performance goals and metrics are inappropriate or insufficiently challenging;

Lack of disclosure regarding performance metrics and goals as well as the extent to which the performance metrics, targets and goals are implemented to enhance company performance and encourage prudent risk-taking;

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Excessive discretion afforded to or exercised by management or the compensation committee to deviate from defined performance metrics and goals in making awards;

Ex gratia or other non-contractual payments have been made and the reasons for making the payments have not been fully explained or the explanation is unconvincing;

Guaranteed bonuses are established;

There is no clawback policy; or

Egregious or excessive bonuses, equity awards or severance payments.

Long Term Incentive Plans

Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an employee’s pay to a company’s performance, thereby aligning their interests with those of shareholders. Tying a portion of an employee’s compensation to the performance of the Company provides an incentive to maximize share value. In addition, equity-based compensation is an effective way to attract, retain and motivate key employees.

In order to allow for meaningful shareholder review, we believe that incentive programs should generally include: (i) specific and appropriate performance goals; (ii) a maximum award pool; and (iii) a maximum award amount per employee. In addition, the payments made should be reasonable relative to the performance of the business and total compensation to those covered by the plan should be in line with compensation paid by the Company’s peers.

Performance-Based Equity Compensation

Glass Lewis believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. While we do not believe that equity-based compensation plans for all employees need to be based on overall company performance, we do support such limitations for grants to senior executives (although even some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment).

Boards often argue that such a proposal would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would still attract executives who believe in their

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ability to guide the company to achieve its targets. We generally recommend that shareholders vote in favor of performance-based option requirements.

There should be no retesting of performance conditions for all share- and option- based incentive schemes. We will generally recommend that shareholders vote against performance-based equity compensation plans that allow for re-testing.

Director Compensation

Glass Lewis believes that non-employee directors should receive appropriate types and levels of compensation for the time and effort they spend serving on the board and its committees. Director fees should be reasonable in order to retain and attract qualified individuals. In particular, we support compensation plans that include non performance-based equity awards, which help to align the interests of outside directors with those of shareholders.

Glass Lewis compares the costs of these plans to the plans of peer companies with similar market capitalizations in the same country to help inform its judgment on this issue.

Retirement Benefits for Directors

We will typically recommend voting against proposals to grant retirement benefits to non-executive directors. Such extended payments can impair the objectivity and independence of these board members. Directors should receive adequate compensation for their board service through initial and annual fees.

Limits on Executive Compensation

As a general rule, Glass Lewis believes that shareholders should not be involved in setting executive compensation. Such matters should be left to the board’s compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue. Further, we believe that companies whose pay-for-performance is in line with their peers should be granted the flexibility to compensate their executives in a manner that drives growth and profit.

However, Glass Lewis favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if a chief executive’s pay is capped at a low level rather than flexibly tied to the performance of the company.

Amendments to the Articles of Association

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We will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. We are opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from evaluating each amendment on its own merits. In such cases, we will analyze each change individually and will recommend voting for the proposal only when we believe that the amendments on balance are in the best interests of shareholders.

Anti-Takeover Measures

Poison Pills (Shareholder Rights Plans)

Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.

We believe that boards should be given wide latitude in directing the activities of the company and charting the company’s course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan’s implementation.

In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.

Supermajority Vote Requirements

Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.

Increase in Authorized Shares

Glass Lewis believes that having adequate capital stock available for issuance is important to the operation of a company. We will generally support proposals when a company could reasonably use the requested shares for financing, stock splits and stock dividends. While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to

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shareholders to justify their use of additional shares rather than providing a blank check in the form of large pools of unallocated shares available for any purpose.

In general, we will support proposals to increase authorized shares up to 100% of the number of shares currently authorized unless, after the increase the company would be left with less than 30% of its authorized shares outstanding.

Issuance of Shares

Issuing additional shares can dilute existing holders in some circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares requested are excessive, we typically recommend against the issuance. In the case of a private placement, we will also consider whether the company is offering a discount to its share price.

In general, we will support proposals to issue shares (with pre-emption rights) when the requested increase is the lesser of (i) the unissued ordinary share capital; or (ii) a sum equal to one-third of the issued ordinary share capital. This authority should not exceed five years. In some countries, if the proposal contains a figure greater than one-third, the company should explain the nature of the additional amounts.

We will also generally support proposals to suspend pre-emption rights for a maximum of 5-20% of the issued ordinary share capital of the company, depending on the country in which the company is located. This authority should not exceed five years, or less for some countries.

Repurchase of Shares

We will recommend voting in favor of a proposal to repurchase shares when the plan includes the following provisions: (i) a maximum number of shares which may be purchased (typically not more than 15% of the issued share capital); and (ii) a maximum price which may be paid for each share (as a percentage of the market price).

We believe companies should actively evaluate risks to long-term shareholder value stemming from exposure to environmental and social risks and should incorporate this information into their overall business risk profile. In addition, we believe companies should consider their exposure to changes in environmental or social regulation with respect to their operations as well as related legal and reputational risks. Companies should disclose to shareholders both the nature

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and magnitude of such risks as well as steps they have taken or will take to mitigate those risks.

When we identify situations where shareholder value is at risk, we may recommend voting in favor of a reasonable and well-targeted shareholder proposal if we believe supporting the proposal will promote disclosure of and/or mitigate significant risk exposure. In limited cases where a company has failed to adequately mitigate risks stemming from environmental or social practices, we will recommend shareholders vote against: (i) ratification of board and/or management acts; (ii) approving a company’s accounts and reports and/or; (iii) directors (in egregious cases).

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APPENDIX B: RATINGS

Standard & Poor’s ISSUE CREDIT RATING DEFINITIONS

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation;
•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B-1

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

B-2

SHORT-TERM ISSUE CREDIT RATINGS

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1. A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2. A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3. A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DUAL RATINGS

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ’SP-1+/A-1+’).

B-3

MOODY’S CREDIT RATING DEFINITIONS

Aaa

Bonds and preferred stock which are rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Bonds and preferred stock which are rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Bonds and preferred stock which are rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Bonds and preferred stock which are rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Bonds and preferred stock which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Bonds and preferred stock which are rated B are considered speculative and are subject to high credit risk.

Caa

Bonds and preferred stock which are rated Caa are of poor standing and are subject to very high credit risk.

Ca

Bonds and preferred stock which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Bonds and preferred stock which are rated C are the lowest rated class of bonds/preferred stock and are typically in default, with little prospect for recovery of principal or interest.

B-4